UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CELANESE CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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þ	No fee required

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¨	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Celanese The chemistry inside innovation™

2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Cautionary Note Regarding Forward-Looking Statements; Available Information
This Proxy Statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this Proxy Statement. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

References to our website in this Proxy Statement are provided as a convenience, and the information on our website is not, and shall not be deemed to be a part of this Proxy Statement or incorporated into any other filings we make with the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers, including Celanese Corporation, that electronically file with the SEC at http://www.sec.gov.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / i

A letter from Lori J. Ryerkerk, our Chair and CEO and William M. Brown, our Lead Independent Director

March 9, 2023

Dear Fellow Shareholders:
As the Chair and the Lead Independent Director of the Celanese Board, we are pleased to write to you in advance of our upcoming Annual Meeting of Shareholders. The Board is pleased with Celanese’s performance and accomplishments in 2022 and early 2023 in the face of a number of macroeconomic and geopolitical challenges.
Growing and Transforming Our Business
Author John Maxwell said, “Change is inevitable. Growth is optional.” Since we wrote to you at this time last year, Celanese has seen no shortage of change and growth.
Much of the change we navigated in 2022 was unfavorable to us and many of our Fortune 500 peers: geopolitical uncertainty, supply chain disruptions, logistics challenges, new or reinstated pandemic lockdowns in China, waning consumer demand coupled with inflation and recessionary trends – all impacting our business lines and geographies.
Through it all, our team handled the adverse changes and remained focused on our growth. Our numerous accomplishments growing and transforming our business include:
•achieving our second highest adjusted earnings per share in our history, along with robust free cash flow;
•announcing the acquisition of the majority of DuPont’s Mobility and Materials business and closing the $11 billion deal in less than nine months;
•achieving full integration of our Santoprene acquisition from 2021 and completing the restructuring of our KEPCO joint venture; and
•expanding capacity and achieving production records at many facilities.
We are proud of the results the Celanese team has achieved.
Advancing our Sustainability Strategy
Celanese is also proud of our continued progress in furthering our sustainability strategy, described elsewhere in this Proxy Statement.
•We advanced our product strategy through the launch of several new bio-based and recycled-content products.
•Following the setting of environmental goals in early 2022, we took the additional step of obtaining limited assurance of our environmental target baselines and 2022 CDP Climate and Water Security responses, to enhance the rigor of our reporting;
•We highlighted our progress and more in our updated and redesigned 2021-2022 Sustainability Report and Index to enable efficient access to our policies, practices, and metrics; and
•We were recognized by Newsweek as one of America’s 500 Most Responsible Companies; Celanese ranked 138th overall, 18th in the Materials and Chemicals industry, and 5th in the Social category.
Some of Celanese’s other key ESG and sustainability accomplishments during 2022 and early 2023 are also described beginning on page 7.
Your Board remains deeply committed to overseeing Celanese’s continued ESG progress, and continues to review and refine its approach to overseeing ESG priorities through its Committees and the full Board. You can read more about this approach in “Governance — Board Oversight of Environmental, Social and Governance Matters”.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 1

A letter from Lori J. Ryerkerk, our Chair and CEO and William M. Brown, our Lead Independent Director
Listening to our Shareholders and Enhancing our Board Composition
We are committed to active engagement with our shareholders to hear your views on how your Board can continue to serve you. The Board receives reports on your perspectives, and you can read about key topics our investors have expressed interest in, and the steps we have taken aligned with shareholder feedback, in the “Shareholder Engagement” sections within “Governance” and “Compensation Discussion and Analysis.”
These efforts are overseen by a Board representing a variety of viewpoints, experience and professional qualifications as described in "”Item 1: Election of Directors — Director Nominees.” The Board has added five new directors in the last five years, including two sitting executives as independent Board members. Three of these directors elected in the last five years are women and two are racially diverse. The Board highly values this mix of fresh perspectives as an effective complement to the experience and knowledge of our longer-serving directors, is proud of its members’ diversity, and is committed to thoughtful and intentional Board refreshment.
Looking Ahead
Looking ahead, we firmly believe that our ambitious vision of improving the world and everyday life through our people, chemistry and innovation will continue to guide us in choosing the right priorities that drive growth, even in the face of ongoing macroeconomic risks and uncertainties.
Please join our Board of Directors and executive officers on April 20, 2023, at 1:00 p.m. Eastern time, when we hold our Annual Meeting of Shareholders in live virtual format. Your vote is very important, and whether or not you are able to attend the event in real time, we encourage you submit your voting instructions by proxy as described in this document. We look forward to your participation.
Thank you for your continued support of Celanese.
Sincerely,

Lori J. Ryerkerk    William M. Brown
Chair, Chief Executive Officer and President    Lead Independent Director

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 2

Notice of Annual Meeting of Shareholders
CELANESE CORPORATION
222 W. Las Colinas Blvd., Suite 900N
Irving, Texas 75039

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date and Time:	April 20, 2023, 1:00 p.m. (Eastern Daylight Saving Time)
Virtual Meeting Website:	Online at www.virtualshareholdermeeting.com/CE2023
Items of Business:
● To elect Jean S. Blackwell, William M. Brown, Edward G. Galante, Kathryn M. Hill, David F. Hoffmeister, Dr. Jay V. Ihlenfeld, Deborah J. Kissire, Michael Koenig, Kim K.W. Rucker and Lori J. Ryerkerk to serve until the 2024 Annual Meeting of Shareholders, or until their successors are elected and qualified or their earlier resignation;

● To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2023;
● To hold an advisory vote to approve executive compensation;
● To hold an advisory vote on the frequency of future advisory votes approving executive compensation;
● To approve the Amended and Restated 2018 Global Incentive Plan; and

● To transact such other business as may properly come before the meeting and any adjournments and postponements thereof in accordance with the provisions of the Company’s Seventh Amended and Restated By-laws (the “by-laws”).

Record Date:	You are entitled to attend the 2023 Annual Meeting virtually and to vote if you were a shareholder at the close of business on February 22, 2023.
This year’s Annual Meeting will be held as a “virtual meeting” via the Internet at www.virtualshareholdermeeting.com/CE2023. You will be able to vote and submit questions online through the virtual meeting platform during the Annual Meeting.
To ensure that your shares are represented at the meeting, we urge you to submit your voting instructions by proxy as promptly as possible. You may submit your proxy via the Internet or telephone, or, if you received paper copies of the proxy materials by mail, you can also submit a proxy via mail by following the instructions on the proxy card or voting instruction card. We encourage you to submit a proxy via the Internet. It is convenient and saves us significant postage and processing costs. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

By Order of the Board of Directors of
Celanese Corporation
A. Lynne Puckett
Senior Vice President, General Counsel
and Corporate Secretary

Irving, Texas
March 9, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2023
The Celanese Corporation 2023 Notice of Annual Meeting and Proxy Statement, 2022 Annual Report and other proxy materials are available at www.proxyvote.com.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 3

Voting Information
VOTING INFORMATION
You are invited to attend the Annual Meeting to be held at 1:00 p.m. (Eastern Daylight Saving Time) on Thursday, April 20, 2023. This year’s Annual Meeting will be held as a “virtual meeting” via the Internet at www.virtualshareholdermeeting.com/CE2023.
It is very important that you vote in order to play a part in the future of the Company. Please carefully review the proxy materials for the Annual Meeting and follow the instructions below to cast your vote on all of the voting matters.
Who is Eligible to Vote
You are entitled to vote at the Annual Meeting if you were a shareholder at the close of business on February 22, 2023, the record date for the meeting. On the record date, there were 110,824,914 shares of the Company’s Common Stock issued, outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each proposal to be voted on at the meeting.
How to Vote
Even if you plan to attend the Annual Meeting, please submit your voting instructions by proxy as soon as possible using one of the following methods for submitting a proxy (see page 107 for additional details). Make sure to have your proxy card, voting instruction form or Notice of Internet Availability in hand and follow the instructions provided. Unless those documents provide different instructions, most of our shareholders will be able to vote in advance of the meeting by one of the following means:

VOTE IN ADVANCE OF THE MEETING*				VOTE AT THE VIRTUAL MEETING
via the internet	by phone	by mail	by QR code
:	)	*		m

Visit proxyvote.com to submit a proxy via computer or your mobile device	Call 1-800-690-6903 or the telephone number on your proxy card or voting instruction form	Sign, date and return your proxy card or voting instruction form	Scan this QR code to vote with your mobile device (may require downloading of free app)	See “Questions and Answers” for details on attending and voting at the Annual Meeting
* You will need the 16-digit control number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.
If you are a shareholder who holds shares through a brokerage firm, bank, trust or other similar organization (that is, in “street name”), please refer to the instructions from the broker or organization holding your shares.
If you have questions or require assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003. Shareholders may call toll free: (800) 574-5971.
Important Note About Meeting Admission Requirements: If you plan to attend the virtual meeting, see the answer to question 2 on page 105 for important details on requirements to log-in to the meeting.

Electronic Shareholder Document Delivery
Instead of receiving future copies of annual meeting proxy materials by mail, shareholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents and will also give you an electronic link to the proxy voting site.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 4

Proxy Summary

PROXY STATEMENT SUMMARY					We provide below highlights of certain information in this Proxy Statement. As this is only a summary, please refer to the complete Proxy Statement and 2022 Annual Report before you vote.

Proxy Item No. 1 Election of 10 Director Nominees
ü The Board recommends a vote FOR all Director Nominees
Our Board and the Nominating and Corporate Governance Committee believe that the ten director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.

à See “Item 1: Election of Directors” and “Director Nominees” beginning on page 12 of this Proxy Statement for additional information.

Director Nominees
The following table provides summary information about each director nominee. Each nominee is to be elected by a majority of the votes cast.

Name and Qualifications		Age	Director Since	Primary Occupation / Other Public Company Boards	Independent	Committee Memberships
Jean S. Blackwell		68	2014	Former EVP / CFO – Cummins Inc.	ü	AC; NCG
&Q5ÐGq@6L				Ingevity Corp.; Johnson Controls Int’l plc
William M. Brown		60	2015	Former Executive Chair and CEO – L3Harris Technologies, Inc.	ü	CMD; NCGt
&Q:5Gq@6L				Becton, Dickinson and Company
Edward G. Galante		72	2013	Former SVP – Exxon Mobil Corporation	ü	CMD£; EHS
&Q.:ÐGq@6L				Linde plc; Clean Harbors Inc.; Marathon Petroleum Corp.
Kathryn M. Hill		66	2015	Former SVP Dev. Strategy – Cisco Systems Inc.	ü	CMD; EHS£
&Q:5@6				Moody’s Corporation; NetApp Inc.
David F. Hoffmeister		68	2006	Former SVP / CFO – Life Technologies Corp.	ü	AC; NCG
&Q.:Gq6L				Glaukos Corporation; ICU Medical Inc.; StepStone Group Inc.
Dr. Jay V. Ihlenfeld		71	2012	Former SVP, Asia Pacific – 3M Company	ü	CMD; EHS
Q.:5ÐG@6				Ashland, Inc.
Deborah J. Kissire		65	2020	Former Vice Chair - Ernst & Young LLP	ü	AC£; EHS
&Q:5Gq6L				Omnicom Group; Axalta Coatings System Ltd.; Cable One, Inc.
Michael Koenig		59	2022	Chief Executive Officer – Nobian Industrial Chemicals B.V.	ü	CMD; EHS
&Q.:5ÐG@6L				Symrise AG
Kim K.W. Rucker		56	2018	Former EVP and GC – Andeavor	ü	AC; NCG£
&Q:5ÐGq6L				Lennox International Inc.; Marathon Petroleum Corp.; HP Inc.
Lori J. Ryerkerk		60	2019	Chair, Chief Executive Officer and President – Celanese Corporation		–
&Q.:ÐGq@6L				Eaton Corporation plc

Qualifications:				Board Committees:
&	Leadership	G	Govt/regulatory	AC	Audit Committee
Q	Global experience	q	Financial & transactions	CMD	Compensation and Management Development Committee
.	Chemical industry	@	Operational	EHS	Environmental, Health, Safety, Quality and Public Policy Committee
:	Innovation-focused	6	Strategic	NCG	Nominating and Corporate Governance Committee
5	Customer-focused	L	Risk oversight	£	Committee Chair
Ð	Environmental / sustainability			t	Lead Independent Director

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 5

Proxy Summary

Director Nominee Highlights

Director succession is a robust, ongoing process at Celanese. Our Board regularly evaluates desired attributes in light of the Company’s strategy and evolving needs. We believe that our director nominees bring a well-rounded variety of skills, qualifications, experience and diversity, and represent an effective mix of deep company knowledge and fresh perspectives.

Diversity

Tenure	Age	Expertise and Independence

Average Tenure: 7 years	Average Age: 64.5 years

Balanced Mix of Skills, Qualifications and Experience

Former or Current Public Company CEO
3
Relevant senior leadership/C-Suite experience
9
Global business experience
10
Extensive knowledge of the Company's business and/or chemical industry
5
Experience in innovation-focused businesses
9
Experience in customer-driven businesses
7
Environmental/sustainability experience
6
Government/regulatory/geopolitical exposure
9
Financial & transactions experience
7
Operational expertise
7
Strategy development experience
10
Risk oversight/management expertise
8

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 6

Proxy Summary

Environmental, Social and Governance Update

Accelerating safe and sustainable solutions through chemistry.

We believe we have a responsibility to meaningfully improve the world through the power of chemistry.

This responsibility to do more is instilled within us at Celanese, and we believe that when chemistry connects with sustainability, the possibilities are endless.
Sustainability Strategy Framework Under Each Segment
Celanese is committed to protecting natural resources and helping our partners and their customers to do the same. Our three-part sustainability strategy of building solutions to support customers’ sustainability objectives, reducing GHG emissions in our own operations, and improving the sustainability of existing products enables us to act on this commitment in both our Acetyl Chain and Engineered Materials segments.

Acetyl Chain	Engineered Materials

•Progress on several capital projects in Clear Lake, Texas to
◦increase renewable energy use and
◦turn industrial CO2 emissions into methanol via our Fairway Joint Venture with a projected start-up in late 2023
•Continue to leverage energy efficiency initiatives, such as our power and heat project at our Lanaken, Belgium site, focused on reducing steam usage, and considering limited carbon offsets through high-quality compensation measures as a carbon-footprint reduction tool
•Announced availability of more sustainable versions of several Acetyl Chain products and expanded the ECO-B designation to these offerings

•Producing recycled content (designated as ECO-R) and mass balance biocontent (designated as ECO-B) to help customers incorporate renewable and recycled content into their products
•Opened a new GUR ultra-high molecular weight polyethylene production line at our Bishop, Texas, manufacturing facility to support the increased demand for electric vehicles and lithium-ion battery separator supply
•Acquired a majority of DuPont’s Mobility & Materials business, which offers complementary products in high-value, sustainability-related applications, such as materials for electric vehicles

Setting Meaningful Environmental Goals
As part of our efforts to reduce our environmental impact, we have set the below production intensity targets, which are measured against a 2021 baseline of Celanese owned and operated assets. In 2022, we engaged ERM Certification and Verification Services, Inc. to provide a limited assurance of our environmental baseline metrics associated with our 2030 environmental targets — including our target, announced in March 2022, for a 30% reduction in Scope 1 and 2 GHG Intensity (measured by product volume) by 2030 — and our 2022 CDP Climate and Water Security responses.
[1] Based on production from a 2021 baseline.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 7

Proxy Summary

Setting intensity-based targets allows us to better reflect the effects of future organic and acquisition opportunities in alignment with our low-carbon transition plan. In the short term, we are looking to enhance efficiency through capital investment projects and increase renewable energy consumption. We intend to explore the application of power-to-steam technology, renewable fuels, and breakthrough technologies like carbon capture and hydrogen. We are also working to better understand our Scope 3 emissions sources to develop a roadmap to identify, quantify and reduce them.
Reporting and Transparency
Our second Sustainability Report, published in 2022 and available at https://sustainability.celanese.com/, highlights our recent progress and advancements against our strategy. The accompanying Index, also available at https://sustainability.celanese.com/, includes a Sustainability Accounting Standards Board Index for the Chemical Industry, Task Force on Climate-Related Financial Disclosures Index, Human Capital and Safety Metrics, and ERM CVS limited external assurance statements, along with policies and other program disclosures. The information is organized by each of our four sustainability pillars: Customer Solutions, Preserving the Environment, People and Communities, and Operating Ethically. While we are not including Mobility and Materials environmental data in our reporting at this time, we hope to include this data in the future.
Significant Achievements and Growing Momentum
Through our dedication to improve the world, we have built on our past accomplishments and demonstrated our deep sense of responsibility to keep people safe and help to protect our planet:
■Received the U.S. Environmental Protection Agency ENERGY STAR® Award 2022 Partner of the Year designation for the seventh consecutive year and the Sustained Excellence designation, the highest honor of the ENERGY STAR Awards, for the fifth consecutive year.
■Named to Newsweek’s 2023 list of America’s Most Responsible Companies
■Received a grant from the Bill and Melinda Gates Foundation to produce a prototype for a refillable contraceptive implant using our VitalDose drug delivery platform, which could expand global access to women's health solutions in low-middle income communities
■Improved the Company’s CDP Climate Score Report to “B”
■Winner of D CEO’s 2023 Innovation in Manufacturing and Consumer Goods award
■Three M&M products (Zytel® PA612, Crastin® PBT and Vamac® AEM) won awards at the 51st Annual Society of Plastics Engineers Automotive Innovation Awards Competition and Gala in November 2022
■Multiple Celanese employees won awards at the American Chemistry Council's 2022 Annual Responsible Care® & Sustainability Conference in areas of environmental, health and safety excellence
■Named a Top Noteworthy Company on DiversityInc’s Top 50 list for second year
■Ranked among best employers in Germany through a joint survey conducted by Stern magazine and independent opinion research institute Statista
■Engaged ERM Certification and Verification Services, Inc. to provide a limited assurance of our environmental baseline metrics associated with our 2030 environmental targets and our 2022 CDP Climate and Water Security responses (available at https://sustainability.celanese.com/reporting)
See “Human Capital Management” beginning on page 56 of this Proxy Statement for additional information about our human capital efforts.
Go to https://www.celanese.com/sustainability/ to learn more about Sustainability at Celanese.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 8

Proxy Summary

Corporate Governance Highlights
Our Corporate Governance Policies Reflect Best Practices
We are committed to good corporate governance, which promotes the long-term interests of shareholders, strengthens Board and management accountability and helps to build public trust in the Company.

Independent Oversight
● 9 of 10 director nominees are independent (all except for the CEO)
● Lead Independent Director with clearly defined and robust responsibilities
● Regular executive sessions of independent directors at Board meetings (chaired by the Lead Independent Director) and Committee meetings (chaired by independent Committee chairs)
● 100% independent Board Committees
● Active Board oversight of the Company’s strategy, risk management and ESG efforts

Board Refreshment
● Comprehensive, ongoing Board succession planning process
● Focus on diversity (3 of the Board’s 4 committees are chaired by women, who are also independent directors); 5 of 10 director nominees are women, or racially or ethnically diverse)
● Regular Board refreshment and mix of tenure of directors (10 new directors since the beginning of 2012, 7 since the beginning of 2015, 5 since the beginning of 2018 and 2 since the beginning of 2022)
● Annual Board and Committee assessments including performance evaluation of individual directors
● Retirement age of 75

Shareholder Rights
● Annual election of all directors
● Majority-vote and director resignation policy for directors in uncontested elections
● Proxy access right for shareholders (3% ownership threshold continuously for 3 years / 2 director nominees or 20% of the Board / 20 shareholder aggregation limit)
● Directors may be removed with or without cause
● One class of outstanding shares with each share entitled to one vote
● No poison pill

Good Governance Practices
● Prohibition on hedging or pledging Company stock
● Comprehensive clawback policy
● Rigorous director and executive stock ownership requirements
● Active shareholder engagement program
● Global Code of Conduct applicable to directors and all employees with annual compliance certification
● Political activities disclosures on our website
● Longstanding commitment to corporate responsibility

Proxy Item No. 2 Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year ending December 31, 2023
ü The Board recommends a vote FOR this proposal
The Audit Committee and the Board believe that the continued retention of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 is in the best interests of the Company and its shareholders. As a matter of good corporate governance, shareholders are being asked to ratify the Audit Committee’s selection of the independent registered public accounting firm for 2023.

à See “Audit Matters” beginning on page 47 of this Proxy Statement for additional information.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 9

Proxy Summary

Performance Highlights
Business Performance in 2022 (see page 53 for more information on our controllable actions to drive performance)
ü	We reported 2022 net sales of $9.7 billion, 13% higher than our previous record in 2021.
ü	We generated record operating cash flow of $1,819 million and free cash flow(1) of $1,263 million, supporting our deleveraging strategy.
ü	Record net sales overall, record adjusted EBIT from Engineered Materials (even excluding the Santoprene and M&M acquisitions) and strong performance from the Acetyl Chain supported:
	t	GAAP diluted earnings per share of $17.41, and second-highest Adjusted EPS(1) of $15.88; and
	t	Net earnings of $1,894 million and Adjusted EBIT(1) of $2,171 million.

Strengthening our Foundation for Earnings Per Share Growth and Long-Term Shareholder Value
ü
In November 2022, we closed the acquisition of the majority of the Mobility & Materials business of DuPont (the M&M Acquisition). We signed and closed the $11.0 billion transaction in less than nine months, to establish Celanese as the pre-eminent global specialty materials company, with a broad and expanded portfolio of engineered thermoplastics and elastomers, industry-renowned brands and intellectual property, global production assets, and a world-class organization.
Net Sales ($Bn)

ü
We also enhanced our Engineered Materials business by completing the integration of the Santoprene acquisition (closed December 2021) less than a year after closing and completing the restructuring of our KEPCO joint venture to have more commercial control over our earnings.

ü	We initiated and completed a strategic overhaul of the acetate flake and tow products as part of the Acetyl Chain (AC) to deliver future earnings growth.
ü	We navigated continued sourcing and logistics constraints and maintained margin through deliberate commercial and pricing actions.		Earnings

$8.95
$11.00
$6.89
$9.53
$16.85
$7.64
$17.06
$18.12
$17.41
$15.88
2018
2019
2020
2021
2022

GAAP EPS

Adjusted EPS

Proxy Item No. 3 Advisory Approval of Executive Compensation
ü The Board recommends a vote FOR this proposal
Our Board recommends that shareholders vote “FOR” the advisory approval of the compensation of our named executive officers (“NEOs” or “named executive officers”) for the 2022 performance year.

à See “Item 3: Advisory Approval of Executive Compensation” and “Compensation Discussion and Analysis” beginning on page 53 of this Proxy Statement.

Additional Information

Please see “Questions and Answers” beginning on page 105 for important information about the proxy materials, voting, the Annual Meeting, Company documents, communications and the deadlines to submit shareholder proposals for the 2023 Annual Meeting.

(1) Adjusted earnings per share, adjusted EBIT and free cash flow are non-U.S. GAAP financial measures. See “Exhibit A” for information concerning these measures including a definition and a reconciliation to the most comparable U.S. GAAP financial measure.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 10

Proxy Statement
PROXY STATEMENT
For the Annual Meeting of Shareholders To Be Held Virtually on April 20, 2023

The Board of Directors (the “Board of Directors” or the “Board”) of Celanese Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at our 2023 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually at 1:00 p.m. (Eastern Daylight Saving Time) on Thursday, April 20, 2023, at our virtual meeting website www.virtualshareholdermeeting.com/CE2023. This Proxy Statement (this “Proxy Statement”) contains information about the matters to be voted on at the meeting and the voting process, as well as information about our directors. We will bear the expense of soliciting the proxies for the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2023
The Celanese Corporation 2023 Notice of Annual Meeting and Proxy Statement, 2022 Annual Report and other proxy materials are available at www.proxyvote.com.
INFORMATION ABOUT SOLICITATION AND VOTING
Pursuant to U.S. Securities and Exchange Commission (“SEC”) rules, we have elected to furnish proxy materials to our shareholders via the Internet instead of mailing printed copies of those materials to each shareholder. If you received a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials and cast your vote on the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability. Shareholders who requested paper copies of proxy materials or previously elected to receive proxy materials electronically will not receive the Notice of Internet Availability and, instead, will receive the proxy materials in the format requested. This Proxy Statement, our 2022 Annual Report and other information about the Annual Meeting also are available in the “News & Events” section of our website, https://investors.celanese.com.
The Notice of Internet Availability and, for shareholders who previously requested electronic or paper delivery, the proxy materials will be mailed on March 9, 2023, to shareholders of record and beneficial owners who owned shares of the Company’s Common Stock at the close of business on February 22, 2023.
Our principal executive offices are located at 222 W. Las Colinas Blvd., Suite 900N, Irving, Texas 75039.
For additional information about the proxy materials and the Annual Meeting, see “Questions and Answers”.
GOVERNANCE
The Company is committed to effective corporate governance, which promotes the long-term interests of shareholders, strengthens Board and management accountability and helps build public trust in the Company. See “Corporate Governance Highlights” for more information.
The Company’s certificate of incorporation, by-laws, corporate governance guidelines, Board committee charters and other materials can be accessed on our website, https://investors.celanese.com, by clicking “Corporate Governance.” Instructions on how to obtain copies of these materials are also included in the response to question 20 in the Questions and Answers section on page 110.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 11

Governance
ITEM 1: Election of Directors
Background
Based on the recommendation of our independent Nominating and Corporate Governance Committee (the “NCG Committee”), our Board of Directors has nominated ten directors — Jean S. Blackwell, William M. Brown, Edward G. Galante, Kathryn M. Hill, David F. Hoffmeister, Dr. Jay V. Ihlenfeld, Deborah J. Kissire, Michael Koenig, Kim K.W. Rucker and Lori J. Ryerkerk — to serve a one-year term expiring at the 2024 Annual Meeting of Shareholders. Independent director Rahul Ghai, who joined the Celanese Board in February 2022 and joined GE Aerospace as Chief Financial Officer in August 2022, has decided in consultation with the rest of the NCG Committee and the Board that he will not stand for re-election at the upcoming Annual Meeting. Mr. Ghai has advised the Board that his responsibilities preparing GE Aerospace to become a standalone independent public company would make it difficult for him to continue to have sufficient time available for Celanese Board and committee meetings and consultation on Celanese matters as GE Aerospace gets closer its early 2024 separation date. There is no disagreement between Mr. Ghai and Celanese on any matter related to Celanese’s operations, policies, or practices. The Board expresses its thanks to Mr. Ghai for his contributions during his service, wishes him well at GE Aerospace, and will set the number of directors at ten effective as of the Annual Meeting.
At the Annual Meeting, shareholders will have the opportunity to elect these nominees. Unless otherwise instructed, the proxy holders will vote the proxies received by them “for’ these ten nominees. If any of our nominees is unable or declines to serve as a director as of the time of the Annual Meeting, the Board may designate a substitute nominee or reduce the size of the Board. Proxies will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. These director nominees have consented to be elected to serve as directors for the next year and we have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.
The name of each of our nominees for election and certain information about them, as of the date of this Proxy Statement (except ages, which are as of the date of the Annual Meeting), is set forth below under “Director Nominees,” including the particular qualifications, attributes, skills and experience that led the Board to conclude that each should serve as a director of the Company.

Board Composition and Refreshment		BOARD REFRESHMENT
Over the last five years, we have:
The Board and the NCG Committee believe the Board should represent a collection of talented, highly-experienced, high-integrity, strategic leaders from a variety of backgrounds with diverse viewpoints, possessing skill sets and experience that bring value to Celanese’s long-term strategy. To that end, the Board and NCG Committee continuously strive to maintain, through thoughtful Board refreshment, an appropriate balance of skills, tenure, and diversity. The Board believes that new perspectives and new ideas are critical to a forward-looking and strategic board, as is the ability to benefit from the valuable experience and familiarity with the complexities of our business that longer-serving directors bring. The Board and the NCG Committee regularly evaluate the skills represented on the Board, to support a thoughtful, long-term approach towards optimizing Board composition.

	●	Elected five new directors, three of whom are women and two of whom are racially or ethnically diverse
	●	Completed a Board leadership transition, and elected a new Lead Independent Director
	●	Rotated all Board committee chairs
	●	Added increased industry and M&A experience while increasing the diversity of the Board

Our Board has identified and elected several new directors in the last five years as part of its strategic approach to refreshment and succession planning:

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Governance
•Our Chair and CEO Ms. Ryerkerk – joined as CEO effective May 2019, and named Board Chair in April 2020;
•Our NCG Committee Chair Ms. Rucker – elected to the Board in October 2018;
•Our Audit Committee Chair Ms. Kissire – elected to the Board in October 2020;
•Mr. Ghai – elected to the Board in February 2022 (and who is not seeking re-election for the reasons described above); and
•Mr. Koenig – elected to the Board in February 2022.
Each of these directors, as were all of our Board members, were identified in large part due to the fit of their deep experience with different aspects of our long-term strategy. See “Director Nominees” for more information on the specific qualifications and experience each of our nominees brings to our Board.
Qualifications, Qualities, Skills and Experience to be Represented on the Board
The Board and the NCG Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field and have the ability to devote the time and effort necessary to fulfill his or her responsibilities to the Company. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, a willingness to assume fiduciary responsibilities, an appreciation of diversity and a commitment to sustainability and to dealing responsibly with social issues. The NCG Committee uses a variety of methods for identifying and evaluating director nominees and considers candidates who are recommended by Board members, by shareholders, as well as those identified by third-party search firms retained from time to time (including during part of 2022). The NCG Committee and other Board members conduct interviews of potential director candidates to assess integral qualities, including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.
The Board considers diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for Board membership and assesses the effectiveness of this policy through the NCG Committee’s annual review of director nominees. The Board believes that diversity results in a variety of points of view and, consequently, a more effective decision-making process. Of the five new directors added in the last five years, three are women and two are racially/ethnically diverse.
The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current and expected future business needs. These are summarized in the following table.

	Qualifications, Attributes, Skills and Experience	Characteristics	No. of Directors
&	Relevant senior leadership/C-Suite experience	Senior leadership experience allows directors to better understand day-to-day and strategic aspects of a business	9
Q	Global business experience	Our business is global and multicultural, with products manufactured in the Americas, Europe and Asia and operations in 18 countries around the world	10
.	Extensive knowledge of the Company’s business and/or chemical industry	A deep understanding of the Company’s business and/or the chemical industry allows a director to better guide the Company	5
:	Experience in innovation-focused businesses	Focus on innovation to drive performance	9
5	Experience in customer-driven businesses	High level of customer interaction	7
Ð	Environmental/sustainability experience	Experience with complex environmental regulation and sustainability-focused strategy	6
G	Government/regulatory/geopolitical exposure	Experience with regulatory obligations and political challenges in various jurisdictions	9
q	Financial & transactions experience	High level of familiarity with financial matters and complex financial transactions, including in foreign countries / currencies	7
@	Operational experience	Experience managing manufacturing of many types and kinds of products consistent with high level specifications and in large quantities	7
6	Strategy development experience	Experience with strategy development, allowing the Board to better evaluate management’s plan and guide the Company	10
L	Risk oversight/management experience	Assessment of risk and the policies/procedures to manage risk	8

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Governance
Director Nominees

Lori J. Ryerkerk

Experience
•Chief Executive Officer and President, Celanese (2019 – present); Chair (2020 – present)
•Executive Vice President of Global Manufacturing of Shell Downstream Inc., the largest business of Royal Dutch Shell plc (now Shell plc), a global group of energy and petrochemical companies, where she led a team of 30,000 employees and contractors at refineries and chemical sites worldwide (2013 – 2018), Regional Vice President of Manufacturing in Europe and Africa responsible for the operation of five Shell Manufacturing facilities and five joint ventures (2010 – 2013)
•Senior Vice President, Refining, Supply and Terminals at Hess Corporation, where she was responsible for refineries, terminals and a distribution network, and supply and trading (2008 – 2010)
•Multiple operational and senior leadership roles in Refining and Chemicals Manufacturing, Power Generation, and various other groups including Supply, Economics and Planning, HSSE, and Public Affairs/Government Relations at ExxonMobil (1984 – 2008)
•Former Independent Director at Axalta Coating Systems, a leading provider of liquid and powder coatings (2015 – 2019)

Other Current Public Company Directorships
•Independent Director at Eaton Corporation plc, a diversified power management company (2020 – present)

Notable Affiliations
•Board member, American Chemistry Council (2019 – present)
•Board member, National Association of Manufacturers (2019 – present)

Qualifications Provided to Our Board
•Proven experience in P&L improvement, operational excellence and value creation in large, complex manufacturing organizations internationally and in the U.S., leading thousands of employees and multibillion dollar budgets at Shell, Hess and ExxonMobil
•Leadership of multiple nine- and ten-figure acquisitions and divestitures to optimize manufacturing and operational portfolios
•Significant experience in environmental and sustainability matters in the manufacturing and energy industries, including publication of Exxon’s first corporate-wide environmental, health and safety report, key involvement in the American Petroleum Institute’s establishment of guidelines for the calculation of greenhouse gas emissions, bringing keen insight to Celanese as we design, set and operationalize our sustainability targets and priorities
•In multiple roles throughout her career, led multi-year improvements and safety and environmental metrics from individual manufacturing sites to large global businesses
•Long history of effectively and influentially representing her companies and industries through trade associations and governmental committees in both the U.S. and abroad, including experience as the head of government relations and public affairs for the world’s largest energy company and broad experience in trade association leadership
•External recognition includes being named as one of America’s Most Powerful Women in Business by Fortune, CEO of the Year by D (Dallas) Magazine (2020) and a member of the Department of Chemical and Biological Engineering Hall of Fame at Iowa State University (2021)

Education
•B.S. in chemical engineering, Iowa State University

Director since: 2019 Age: 60 Current Board Committees: None

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Governance

Jean S. Blackwell

Experience
•Chief Executive Officer of Cummins Foundation and Executive Vice President, Corporate Responsibility, of Cummins Inc., a leading global designer, manufacturer, distributor and servicer of engines and engine-related products (2008 – 2013), after serving as Executive Vice President and Chief Financial Officer (2003 – 2008); Vice President, Cummins Business Services (2001 – 2003); Vice President, Human Resources (1998 – 2001); and Vice President and General Counsel (1997 – 1998)
•Partner at the Indianapolis law firm of Bose McKinney & Evans LLP, where she practiced in the areas of financial and real estate transactions (1984 – 1991)
•State of Indiana Budget Director (1993-1995)
•Executive Director of the Indiana State Lottery Commission (1991-1992)
•Former Independent Director, Essendant Inc. (formerly United Stationers Inc.), a leading national wholesale distributor of business products (2007 – 2018)
•Former Independent Director, Phoenix Companies Inc., a life insurance company (2004 – 2009)

Other Current Public Company Directorships
•Independent Chair of Ingevity Corporation, a leading global manufacturer of specialty chemicals and high performance carbon materials (2016 – present)
•Independent Director, Johnson Controls International plc, a leading diversified technology company (2018 – present)

Notable Affiliations
•Director, Building Tomorrow

Qualifications Provided to Our Board
•Chief financial officer and public company audit committee chair service at large and prominent public companies, which brings to the Board a valuable perspective on financial, accounting, capital structure and risk management matters
•Deep insight into navigating an increasingly complex global regulatory environment from experience gained as a general counsel, law firm partner and state government leader
•Leadership in incorporating ESG priorities into our business strategy, leveraging experience gained as EVP of Corporate Responsibility for Cummins, as head of HR at Cummins, as board chair of a leading publicly-traded specialty chemical and performance materials company and as chair of the governance and sustainability committee of a large-cap multinational diversified technology company

Education
•B.A. in economics, The College of William and Mary
• University of Michigan

Director since: 2014 Age: 68 Current Board Committees: Audit Nominating and Corporate Governance

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Governance

William M. Brown

Experience
•Executive Chair of the Board (2021 – 2022) and Chair and Chief Executive Officer (2019 – 2021) of L3Harris Technologies, Inc., successor to Harris Corporation, a global aerospace and defense technology company; President and Chief Executive Officer (2011 – 2019) and Chair (2014 – 2019), Harris Corporation
•Various roles at United Technologies Corporation (UTC) (1997 – 2011), including as Senior Vice President, Corporate Strategy and Development (2011), President of UTC’s Fire & Security Division (2006 – 2011), additional U.S. and international roles at various divisions including Carrier Corporation’s Asia Pacific Operations and the Carrier Transicold division
•Senior Engagement Manager McKinsey & Company
•Project Engineer, Air Products and Chemicals, Inc.

Other Current Public Company Directorships
•Independent Director at Becton, Dickinson and Company, a global medical technology company (2022 – present)

Notable Affiliations
•Director, Fire Department of NYC Foundation

Qualifications Provided to Our Board
•Proven experience in the commercial, financial and cultural aspects of large M&A execution and integration, demonstrated through leading the $40 billion merger creating L3Harris, as well as M&A experience as SVP of Corporate Strategy and Development at United Technologies Corporation
•Demonstrated leadership of complex global organizations, including his most recent executive role as Executive Chair and CEO of L3Harris, a global company with approximately $18 billion in revenue, 47,000 employees and customers in over 100 countries, following eight years as CEO of Harris Corporation
•Insight into current cybersecurity issues globally through expertise in the defense industry as well as past service on the National Security Telecommunications Advisory Committee

Education
•B.S.,M.S. in mechanical engineering, Villanova University
•MBA, The Wharton School, University of Pennsylvania

Director since: 2015 Age: 60 Current Board Committees: Compensation Nominating and Corporate Governance

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Governance

Edward G. Galante

Experience
•Senior Vice President and Member of the management committee of Exxon Mobil Corporation, an international oil and gas company (2001 – 2006), Executive Vice President of ExxonMobil Chemical Company (1999 – 2001) and various management positions of increasing responsibility over more than 30 years with the company.
•Former Independent Director at Foster Wheeler AG, global engineering conglomerate (2007 – 2018)

Other Current Public Company Directorships
•Independent Director at Linde plc, a leading industrial gas and engineering company (2018 – present), previously Independent Director with Praxair, Inc., an industrial gas company (2007 – 2018) prior to its combination with Linde
•Independent Director at Clean Harbors, Inc., a leading provider of environmental and industrial services (2007 – present)
•Independent Director at Marathon Petroleum Corporation, a leading, integrated, downstream energy company (2018 – present), previously Independent Director at Andeavor Corporation, a highly integrated marketing, logistics and refining company acquired by Marathon (2016 – 2018)

Notable Affiliations
•LSU Foundation
•Board of United Way Foundation of Metropolitan Dallas
•Board of Trustees of Northeastern University
•Director, Artis-Naples

Qualifications Provided to Our Board
•Decades-long operational and commercial experience in the petroleum and chemical manufacturing industry, including as EVP of one of the largest chemical companies in the world (Exxon Mobil Chemical), giving the Board and executive leadership valuable long-term insight into industry and commercial prospects, and capital deployment optimization
•Brings to the Board and the EHSQPP Committee significant experience in environmental, health and safety (EHS) issues, gained from leading Exxon Mobil's EHS activities, chairmanship of the EHS Committee of Clean Harbors, membership on Marathon Petroleum’s Sustainability Committee and membership on the Environmental, Health, Safety and Security committee at Andeavor
•Chair leadership and member service on large-company compensation committees gives our CMDC a valuable cross-industry perspective into best practices in driving value-creating behavior of leadership teams in large organizations

Education
•B.S. in civil engineering, Northeastern University

Director since: 2013 Age: 72 Current Board Committees: Compensation Environmental, Health, Safety, Quality & Public Policy

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Governance

Kathryn M. Hill

Experience
•Numerous executive-level positions at Cisco Systems, Inc., a communications and information technology company, including Executive Advisor (2011 – 2013); Senior Vice President, Development Strategy and Operations (2009 – 2011); Senior Vice President, Access Networking and Services Group (2008 – 2009); Senior Vice President, Ethernet Systems and Wireless Technology Group (2005 – 2008); and other roles of increasing responsibility
•Various engineering positions of increasing responsibility at Hughes Network Systems, a satellite internet provider (1982 – 1993)

Other Current Public Company Directorships
•Independent Director at Moody’s Corporation, a global integrated risk assessment company (2011 – present)
•Independent Director at NetApp, Inc., a global cloud-led, data-centric software company (2013 – present)

Qualifications Provided to Our Board
•Valuable insight into long-term commercialization strategies, through experience developing and successfully commercializing large complex enterprise products and services in multiple Senior Vice President roles at Cisco Systems
•Practical knowledge and experience in enhancing our manufacturing and commercial effectiveness through digital strategies, gained from leadership experience at large technology companies, including service on Cisco’s development council
•Long tenure at large technology companies and board membership at high-profile and complex technology-driven companies enabling her to advise the Board and management very effectively on governance and information security matters while chairing the EHSQPP Committee

Education
•B.S. in Mathematics, Rochester Institute of Technology

Director since: 2015 Age: 66 Current Board Committees: Compensation Environmental, Health, Safety, Quality & Public Policy

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Governance

David F. Hoffmeister

Experience
•Senior Vice President and Chief Financial Officer of Life Technologies Corporation, a global life sciences company, prior to its acquisition by ThermoFisher Scientific Inc. (2008 – 2014)
•Chief Financial Officer of Invitrogen Corporation, a biotechnology company which merged with Applied Biosystems to form Life Technologies Corporation (2004 – 2008)
•Senior partner at McKinsey & Company serving clients in the healthcare, private equity and chemical industries on issues of strategy (1984 – 2004), including as leader of McKinsey’s North American chemical practice (1998 – 2004)

Other Current Public Company Directorships
•Independent Director at Glaukos Corporation, an ophthalmic medical technology and pharmaceutical company (2014 – present)
•Independent Director at ICU Medical Inc., a global leader in infusion systems, infusion consumables, and high-value critical care products (2018 – present)
•Independent Director at StepStone Group Inc., a private markets investment firm (2020 – present)

Notable Affiliations
•Director at Kaiser Permanente, a private non-profit integrated managed care consortium (2014 – present)

Qualifications Provided to Our Board
•Long-standing knowledge of chemical and materials manufacturing, including from his time as the head of McKinsey’s North American chemical practice and as CFO of multibillion dollar life sciences companies
•Valuable experience to effectively guide our efforts to grow our Engineered Materials business gained from deep knowledge of the medical and pharmaceutical industries through prior roles
•Strong insight into successful acquisition execution, integration and synergy capture from leading, as CFO, the multibillion dollar merger and integration of two life sciences companies into a combined company, Life Technologies, with approximately 10,000 employees, and then playing an integral role in that company’s later $14 billion acquisition by Thermo Fisher

Education
•B.A. in business administration and management, University of Minnesota
•MBA, University of Chicago Booth School of Business

Director since: 2006 Age: 68 Current Board Committees: Audit Nominating and Corporate Governance

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Governance

Dr. Jay V. Ihlenfeld

Experience
•Senior Vice President, Asia Pacific (2006 – 2012), for 3M Company, a leader in technology and innovation; Senior Vice President, Research and Development (2002 – 2006); Various other leadership and technology positions, including Vice President of the Performance Materials business and Executive Vice President of the Sumitomo/3M business in Japan, over 33 years

Other Current Public Company Directorships
•Independent Director at Ashland, Inc., a premier global specialty materials company (2017 – present)

Notable Affiliations
•Minnesota Orchestra
•University of Wisconsin-Madison College of Engineering Industrial Advisory Board
•Phi Delta Theta Foundation Trustee Emeritus

Qualifications Provided to Our Board
•Extensive experience related to research, development, innovation and commercialization of chemical and performance materials products in multiple regions around the globe, which engineering and business knowledge is invaluable to the Board’s oversight of our product innovation, development and commercialization initiatives
•A strong global perspective, from experience including his time as 3M’s Senior Vice President, Asia Pacific and Executive Vice President of 3M’s Sumitomo partnership, is highly beneficial to the Board’s and management’s understanding of global business and geopolitical considerations, particularly as the M&M acquisition expands our end market presence in the Asia-Pacific region
•Deep experience in environmental and manufacturing strategy in the chemical sector, which helps guide the Board’s oversight of our operational sustainability efforts

Education
•B.S. in chemical engineering, Purdue University
•PhD in chemical engineering, University of Wisconsin-Madison

Director since: 2012 Age: 71 Current Board Committees: Compensation Environmental, Health, Safety, Quality & Public Policy

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Governance

Deborah J. Kissire

Experience
•Vice Chair and Regional Managing Partner, member of the Americas Executive Board and member of the Global Practice Group and various other various leadership positions, including Vice Chair and Regional Managing Partner for the East Central and Mid-Atlantic Regions and U.S. Vice Chair of Sales and Business Development, over a more than 35 year career at Ernst & Young LLP, an independent registered public accounting firm (1979 – 2015)

Other Current Public Company Directorships
•Independent Director at Cable One, Inc., a leading American cable and internet service provider (2015 – present)
•Independent Director at Omnicom Group Inc., a global marketing and corporate communications holding company (2016 – present)
•Independent Director at Axalta Coating Systems Ltd., a leading provider of liquid and powder coatings (2016 – present)

Notable Affiliations
•Advisory Board for Texas State University’s McCoy College of Business
•Goodwill Industries of Greater Washington
•Junior Achievement USA

Qualifications Provided to Our Board
•Ms. Kissire’s more than 35-year career and leadership roles at Ernst & Young, together with her service on other large public company audit committees, bring to our Audit Committee a thorough, multi-industry perspective to the complexities of our strategic planning, balance sheet and cash management, risk oversight and financial reporting
•Experience leveraging her leadership skills and vision for strategic firm initiatives and programs at Ernst & Young in global branding, governance, and gender inclusiveness, such as their Partner Advisory Council, Strategy Task Force, Gender Equity Task Force, Vision 2000 Sales Task Force, and global Vision 2020 – which brings to our Board valuable experience in these areas key to our strategy

Education
•BBA in accounting, Texas State University

Director since: 2020 Age: 65 Current Board Committees: Audit Environmental, Health, Safety, Quality & Public Policy

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Governance

Michael Koenig

Experience
•Chief Executive Officer and a member of the board of directors of Nobian Industrial Chemicals B.V., a privately-held European leader in the production of essential chemicals that spun out of Nouryon (2021 – present)
•Chief Executive Officer of ELKEM ASA, a publicly-listed and Norwegian-headquartered global supplier of silicon-based advanced materials (2019 – 2021)
•Chief Executive Officer of China National Bluestar Group, a specialty chemicals company (2016 – 2019)
•Multiple senior executive positions in Germany and China at Bayer AG, a life sciences company (1990 – 2015)
•Former Executive Board Member at Elkem ASA (2016 – 2021)
•Former Independent Director at Conzzeta AG, a sheet-metal processing company now known as Bystronic AG (2016 – 2021)

Other Current Public Company Directorships
•Independent Chair of Symrise AG, a publicly-listed developer and producer of food and cosmetic flavor and fragrance ingredients headquartered in Germany (2020 – present)

Qualifications Provided to Our Board
•Current and recent service as CEO of multibillion dollar chemical manufacturers – with thousands of employees and operations in dozens of countries – bringing additional expertise to our complex global manufacturing, distribution and sales operations
•Deep expertise in global markets where we have significant operations and customer bases including China, where he worked and served as a senior chemicals and materials executive for nearly fifteen years, and Europe, where he has been CEO and board member of multiple large chemical manufacturing companies, which brings geopolitical and cross-border expertise to the execution of our global strategy in markets around the world
•Service as a CEO and board member of multiple companies headquartered in Europe brings a valuable perspective to our customer and sustainability efforts in that region

Education
•M.S. in chemical process engineering, TU Dortmund University

Director since: 2022 Age: 59 Current Board Committees: Compensation Environmental, Health, Safety, Quality & Public Policy

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Governance

Kim K.W. Rucker

Experience
•Executive Vice President, General Counsel and Secretary of Andeavor, an integrated marketing, logistics and refining company, and of Andeavor Logistics LP, a midstream energy infrastructure and logistics company, from 2016 until Andeavor was acquired by Marathon Petroleum Corporation (2016 – 2018), including time as interim Chief Human Resources Officer
•Executive Vice President Corporate & Legal Affairs, General Counsel and Corporate Secretary of Kraft Foods Group, Inc., a food and beverage company (2012 – 2015)
•Senior Vice President, General Counsel and Chief Compliance Officer of Avon Products, Inc., a global manufacturer of beauty and related products and beginning in 2009 assumed additional duties as Corporate Secretary (2008 – 2012)
•Senior Vice President, Secretary and Chief Governance Officer of Energy Future Holdings Corp., an energy company (2004 – 2008)
•Corporate Counsel for Kimberly-Clark Corporation
•Partner in the Corporate & Securities group at the law firm of Sidley Austin LLP

Other Current Public Company Directorships
•Independent Director at HP Inc., a leading technology company (2021 – present)
•Independent Director at Lennox International Inc., a global provider of climate control solutions (2015 – present)
•Independent Director at Marathon Petroleum Corporation a leading, integrated, downstream energy company (2018 – present)

Notable Affiliations
•Haven for Hope
•Johns Hopkins Medicine Board of Trustees

Qualifications Provided to Our Board
•Business, legal and regulatory experience as an executive leader and general counsel and chief compliance officer in oil and gas, food and beverage and personal care industries, and board roles in multiple customer-facing companies, brings a multi-industry, multi-disciplinary perspective to our Board’s oversight of the Company’s operational, governance, regulatory affairs and risk controls management
•Leadership in negotiating, executing and integrating multiple large and high-profile acquisitions recently – including the $45 billion buyout that created Energy Future Holdings (at the time the largest leveraged buyout in history), the $45 billion merger of Kraft Foods Group with Heinz to create the world’s fifth largest food and beverage company, Andeavor’s $6 billion acquisition of Western Refining Logistics and the acquisition of Andeavor by Marathon Petroleum for over $20 billion – brings highly-valuable expertise regarding business strategy, complex M&A, and integration
•Broad knowledge of law, business transactions, corporate governance, compliance, communications, crisis management, government affairs, human capital and community involvement gained as an executive and director of multiple public companies, including numerous board leadership roles. Brings current and expert perspective and leadership experience on various matters, including strategy, risk management and board practices

Education
•BBA in economics, University of Iowa
•M.A. in public policy, John F. Kennedy School of Government at Harvard University
•J.D., Harvard Law School

Director since: 2018 Age: 56 Current Board Committees: Audit Nominating and Corporate Governance

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Governance
Vote Required
Each director must receive a majority of the votes cast in favor of his or her election.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” EACH OF THE NOMINEES LISTED ABOVE

Board and Committee Governance
Director Elections

All Celanese directors are elected annually.

As part of its efforts to maintain a board composed of high-quality directors able to effectively serve the Company’s strategic needs, the NCG Committee evaluates the qualifications and performance of each incumbent director before recommending the nomination of that director for an additional term.

Our Board proactively adopted a by-law, which permits a shareholder, or a group of up to 20 shareholders, owning at least three percent of the Company’s outstanding Common Stock continuously for at least three years, to submit director nominees for up to the greater of two directors or 20 percent of the number of directors currently serving on the Board, subject to the terms and conditions specified in the by-laws.
Proxy Access
Holders of at least
3%
held by up to 20 shareholders
Holding the shares
continuously for at least
3
years
Can nominate 2 candidates or
20%
of the Board, whichever is greater, for election at an annual shareholders’ meeting

Majority Voting Standard
Our by-laws provide that, in an uncontested election, like this one, each director must receive the majority of the votes cast with respect to that director (meaning that the number of shares voted “for” a director must exceed the number of shares voted “against” that director). If an incumbent director does not receive a majority vote, he or she has agreed that a letter of resignation will be submitted to the Board. The NCG Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the resignation within 90 days of the certification of the vote and will also promptly publicly disclose its decision regarding the director’s resignation. The Board’s decision will take into account the recommendation of the NCG Committee, which will include consideration of the vote result, the director’s contributions to the Company during his or her tenure, the director’s qualifications, any relevant input from shareholders, along with any other factors the NCG Committee deems relevant. The director who has tendered a resignation will not participate in the deliberations.

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Governance
Composition of the Board of Directors
Our certificate of incorporation provides that the number of members of the Board of Directors shall be fixed by the Board, but shall be no less than seven and no more than fifteen. Our Board may fill vacancies and increase or, upon the occurrence of a vacancy, decrease the Board’s size between annual shareholder meetings. As of the date of this Proxy Statement, we have, and the Board has established the size of the Board to be, 11 directors (which will be reduced to 10 following the Annual Meeting as Mr. Ghai is not seeking re-election.) Our Board of Directors is and shall be comprised of a majority of independent directors. See “Director Independence and Related Person Transactions” for additional information.
The Company has a director retirement guideline set forth in our corporate governance guidelines. The guideline provides that a director should retire from the Board no later than the annual meeting of shareholders following such director’s 75th birthday; provided, however, the retirement guideline may be waived by a majority of disinterested directors upon the recommendation of the NCG Committee. Because directors gain valuable experience and knowledge of our complex business operations through multiple years of service, and because it has a balance of newer and longer-serving members, the Board has determined that members should not be subject to mandatory term limits. Such limits could result in the premature loss of a director who continues to significantly contribute to deliberations assessing our strategies, operations and risks. We believe that our Board’s decision not to establish mandatory term limits is consistent with the prevailing practice among companies in the S&P 500.

Annual Board and Committee Self-Evaluation Process
Each year, the members of the Board and each committee conduct a self-assessment. The process for the self-assessment is approved by the Board each year based on a recommendation from the NCG Committee. The NCG and the Board regularly review and make refinements to the annual assessment process.
Under the process used in 2022, the NCG Committee developed a thorough list of topics to be considered by the directors. These topics were incorporated into a Board questionnaire completed by each director and committee-specific questionnaires for each committee. After completion of the questionnaires, our NCG Committee Chair held virtual conferences with each independent director, including the Lead Independent Director, as well as the Chair, to discuss the topics and to gather any other feedback a director has as they relate to the Board and each committee. The input from the questionnaires and conversations was summarized and presented to the full Board (and to the independent directors as to the CEO) and to the individual committees at the October Board and committee meetings. An overview of this process is illustrated below.

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Governance

Board and Committee Self-Evaluation Process Summary
Process Design and Approval	v	Discussion among management and NCG Chair regarding key topics for assessment and creation of the Board and Committee questionnaire.
Topics generally include Board and committee structure, oversight, allocation of responsibilities among committees, approach to meetings, individual director assessments, culture and current strategic or business topics of particular importance.
	v	NCG Committee recommends process for Board approval in July.
Questionnaire	v	Board members complete and provide comments on detailed questionnaire.
Includes specific questions and topics for each committee.
One-on-One Conversations	v	NCG Chair holds one-on-one conversations with each director to discuss feedback and comments on the questionnaire, and any other topics a director wishes to raise.
	v	NCG Chair confers with the Chair/CEO and Lead Independent Director so that they understand any opportunities for improvement that may have been raised.
Report-Out to Committees and Board	v	Feedback is reported to the Board and individual committees at the October meeting.
	v	The Board and each committee hold dedicated closed executive sessions in October to discuss assessment and provide any feedback to management.
Implementation of Feedback	v	Management and directors coordinate to update policies and practices to incorporate director feedback.
	v	The Board reviews implementation progress in connection with the following year’s self-evaluation process.
Enhancements implemented from the most recent self-evaluation included director education, refined cadence of certain agenda topics, refinements to the Board’s approach in overseeing cyber and supply chain risks, and review and refreshment of certain company policies.
Also, the NCG Committee and full Board evaluate directors who are nominees for re-election to the Board as part of the nomination process.
Board Leadership Structure
The Company’s governance framework provides the Board with flexibility to select the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s shareholders. The Board welcomes and takes under consideration any input received from our shareholders regarding the Board’s leadership structure and informs shareholders of any change in the Board’s leadership structure through press releases or, as applicable, by posting amended corporate governance guidelines on the Company’s website.
In April 2020, the Board elected our Chief Executive Officer Lori Ryerkerk to serve as Chair of the Board. The Board made this election as part of the planned transition of leadership from our prior CEO Mark Rohr. Therefore, the current leadership structure is comprised of a combined Chair of the Board and Chief Executive Officer, a Lead Independent Director, and Board committees comprised exclusively of and chaired by independent directors, together with active engagement by all directors. The Board believes that the current leadership structure is effective and currently serves the business and shareholders well. The Board also believes that combined leadership of the Board and the Company by Ms. Ryerkerk is currently the optimal structure to guide the Company, provide consistent leadership and maintain the focus required to achieve our long-term business goals.

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Board Leadership Structure
The Board believes this is currently the optimal structure to provide consistent leadership and to maintain the focus required to achieve the Company’s strategic plan and long-term business goals. The NCG Committee and the Board will continue to reevaluate the structure annually.

●	Chair and Chief Executive Officer: Lori Ryerkerk
●	Lead Independent Director: William Brown (since April 2021)
●	All Board committees comprised entirely of independent directors
●	Active engagement by all directors

Duties and Responsibilities of Lead Independent Director
The duties and responsibilities of the Company’s Lead Independent Director are set forth in our Lead Independent Director Policy, which is part of our corporate governance guidelines. The Company’s Lead Independent Director, who is elected by the independent directors for a one-year term:
•presides over executive sessions of the independent members of the Board and at meetings of the Board in the absence of, or upon the request of, the Chair;
•approves the scheduling of Board meetings, as well as the agenda and materials for each Board meeting and executive session of the Board’s independent directors, as well as advising on the quality or quantity of information provided to the Board;
•has the authority to call meetings of the Board and such other meetings of the independent directors as he/she deems necessary;
•serves as a liaison and supplemental channel of communication between the independent directors and the Chair/CEO;
•meets regularly with and advises the Chair/CEO;
•communicates with shareholders and other external stakeholders as requested and deemed appropriate by the Board, and speaks on behalf of the Board in circumstances where the Chair is not available;
•interviews director candidates along with the NCG Committee;
•approves and coordinates the retention of advisors and consultants who report directly to the independent members of the Board, except as otherwise required by applicable law or the New York Stock Exchange (“NYSE”) Listing Standards;
•guides the Board’s governance processes concerning the annual Board self-evaluation and CEO succession planning; and
•when requested by the Chair or the Board, assists the Board in reviewing and promoting compliance with governance principles.
Leadership Structure Determination
Consistent with the Board’s commitment to corporate governance practices that are in the best interests of the Company and its shareholders, at least one executive session of the directors each year includes a review of the Board’s leadership structure and a consideration of whether the position of Chair of the Board should be held by the Chief Executive Officer or an independent director.
Under the Company’s by-laws, the Chair presides over meetings of the Board, presides over meetings of shareholders and performs such other duties as may be assigned by the Board. The Chief Executive Officer is generally in charge of the daily affairs of the Company, subject to the overall direction and supervision of the Board and its committees and subject to such powers as reserved by the Board. Lori Ryerkerk currently serves as Chair of the Board and Chief Executive Officer.

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The Board has had a Lead Independent Director role for more than a decade. In February 2021, the independent directors elected William M. Brown to serve as Lead Independent Director beginning after the 2021 Annual Meeting (held in April 2021), and the independent directors re-elected Mr. Brown as Lead Independent Director to successive annual terms in February 2022 and February 2023. The Lead Independent Director is elected annually, and is generally expected to serve for not more than three to five years. Having served as Chair and CEO of L3Harris Technologies and Harris Corporation, two multibillion dollar public companies with thousands of employees, Mr. Brown brings to the Lead Independent Director role high-level executive, operational, risk oversight and corporate governance experience. The Board believes he is well-positioned to guide our Board and advise our Chair/CEO on enterprise strategy and risk.
Importantly, all directors play an active role in overseeing the Company’s business both at the Board and committee levels. As set forth in the Company’s corporate governance guidelines, the core responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its shareholders. The Board, including all of the nine independent nominees, consists of skilled and experienced leaders in business. Many directors currently serve or have served as chief executives or members of senior management of Fortune 1000 companies and/or as senior leaders in top consulting, accounting and law firms. In these prior roles, the independent directors have been called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of management. As such, the independent directors are well-equipped to oversee the success of the business and to provide advice and counsel to our CEO and management.
As part of each regularly scheduled Board meeting, the independent directors meet in executive session without the Chair/CEO present. These meetings allow independent directors to discuss issues of importance to the Company, including the business and affairs of the Company, as well as matters concerning management, without any member of management present. All of our Board committees are chaired by and consist entirely of independent directors.
Director Membership on Other Boards
Each of our directors is expected to have sufficient time and capacity to serve as an effective Board member and to carry out his or her duties to the Company and our shareholders. To this end, our corporate governance guidelines limit the number of other boards on which our directors serve. No director may serve on more than four public company boards including ours without the prior approval of the NCG Committee (but in no event shall a director serve on more than six public company boards). The Board also recognizes the time commitment associated with service as a public company executive officer, and therefore applies a tighter limit to any non-employee director who serves as a CEO or executive of another public company: generally such directors may serve on our Board and the board of their employer. The NCG Committee may approve up to one additional board and the full Board may approve additional service for particular directors (up to the previously-stated limit), following consideration of such factors deemed appropriate such as individual’s role, experience, diversity, background and other leadership positions. To date, neither the NCG Committee nor the Board has exercised this authority to approve additional service. Directors are expected to advise the Board Chair and the NCG Committee Chair in advance of accepting an invitation to serve on another company’s board.
Recognizing that directors’ responsibilities are increasingly complex and that Board and committee memberships demand significant time commitments, our Board regularly evaluates the other commitments of director candidates during the nomination process, and of its existing directors as part of the annual nomination and Board self-assessment processes to confirm that they can devote the time and energy required to be effective representatives of shareholders’ interests.
Board Meetings in 2022
The Board of Directors held seven meetings during 2022 and committees of the Board held a total of 22 meetings. Overall attendance at such meetings was 96%. Therefore all incumbent directors attended at least 75% of the aggregate of (i) meetings of the Board and (ii) meetings of the Board committees on which they served during the

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fiscal year ended December 31, 2022. In addition, the Board expects directors to attend the annual meeting of shareholders absent special circumstances. All of our directors then serving attended our 2022 Annual Meeting.
Committees of the Board
The Board of Directors has four standing Board committees:
•Audit Committee;
•Compensation and Management Development Committee;
•Nominating and Corporate Governance Committee; and
•Environmental, Health, Safety, Quality and Public Policy Committee.
The following table sets forth our nominees’ membership on our committees:

	Independent Director	Audit Committee	Compensation and Management Development Committee	Environmental, Health, Safety, Quality and Public Policy Committee	Nominating and Corporate Governance Committee
Jean S. Blackwell À	ü	l			l
William M. Brownt	ü		l		l
Edward G. Galante	ü		£	l
Kathryn M. Hill	ü		l	£
David F. Hoffmeister À	ü	l			l
Dr. Jay V. Ihlenfeld	ü		l	l
Deborah J. Kissire À	ü	£		l
Michael Koenig	ü		l	l
Kim K.W. Rucker	ü	l			£
Lori J. Ryerkerk
Meetings in 2022	Board = 7	9	5	4	4
£ Chairperson l Member À Financial Expert u Lead Independent Director

Information about the current composition and respective roles of each Board committee is set forth on the following pages. For additional information on each committee’s and the full Board’s roles in overseeing our environmental, social and governance (ESG) priority topics, please refer to “Board Oversight — Board Oversight of Environmental, Social and Governance Matters” below.

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Audit Committee
The Company’s Audit Committee (the “Audit Committee”) is currently comprised of Ms. Kissire (chair), Ms. Blackwell, Mr. Ghai, Mr. Hoffmeister and Ms. Rucker, each of whom the Board has affirmatively determined is independent of the Company and its management under the rules of the NYSE and the SEC. The Board has also determined that Ms. Blackwell, Mr. Ghai, Mr. Hoffmeister and Ms. Kissire are “Audit Committee Financial Experts” as the term is defined in applicable SEC rules. Each member of the Audit Committee is also “financially literate” as that term is defined by the rules of the NYSE. The complete text of the Audit Committee charter, as last reviewed and approved by the Board of Directors on July 13, 2022, is available on our website, https://investors.celanese.com, by clicking “Corporate Governance.”
The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee. The principal purposes of the Audit Committee are to oversee:
•accounting and reporting practices of the Company and compliance with legal and regulatory requirements regarding such accounting and reporting practices;
•the quality and integrity of the financial statements of the Company;
•internal control and compliance programs;
•the independent registered public accounting firm’s qualifications and independence; and
•the performance of the independent registered public accounting firm and the Company’s internal audit function.
The Audit Committee Charter provides that the Audit Committee may, in its sole discretion and at the Company’s expense, retain legal, accounting or other consultants or experts it deems necessary in the performance of its duties and without having to seek the approval of the Board.
Mr. Hoffmeister serves on the audit committees of three other publicly-traded companies in addition to ours. Our Board has affirmatively determined that Mr. Hoffmeister’s simultaneous service on these other audit committees does not impair his ability to effectively serve on our Audit Committee.
Compensation and Management Development Committee
The Company’s Compensation and Management Development Committee (the “CMDC”) is currently comprised of Mr. Galante (chair), Mr. Brown, Ms. Hill, Dr. Ihlenfeld and Mr. Koenig. The Board has determined that all members of the CMDC are independent under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and applicable NYSE listing standards, and qualify as “non-employee directors” for purposes of Section 162(m) of the Internal Revenue Code. The complete text of the CMDC charter, as last amended by the Board of Directors on July 13, 2022, is available on our website, https://investors.celanese.com, by clicking “Corporate Governance”. A description of the CMDC’s processes and procedures for determining executive compensation and the roles of management and the compensation consultant in determining or recommending the amount and form of compensation is more fully described in “Compensation Discussion and Analysis.”
The principal purposes of the CMDC are to:
•review and approve the compensation of the Company’s executive officers;
•review and approve the corporate goals and objectives relevant to the compensation of the CEO and the other executive officers, and to evaluate the CEO’s and the other executive officers’ performance and compensation in light of such established goals and objectives;
•oversee the development and implementation of succession plans for the CEO and the other key executives; and

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•oversee and review the Company’s strategies and policies in the areas of human capital management, including talent development, diversity, equity and inclusion.
The CMDC charter provides that the CMDC may, in its sole discretion and at the Company’s expense, retain legal, accounting or other consultants or experts, including but not limited to compensation consulting firms, that the CMDC deems necessary in the performance of its duties.
During 2022, Willis Towers Watson PLC (“WTW”), as independent outside compensation consultant, advised the CMDC on executive officer compensation matters. See “Role of the CMDC’s Independent Compensation Consultant” for additional information.
Nominating and Corporate Governance Committee
The Company’s NCG Committee is currently comprised of Ms. Rucker (chair), Ms. Blackwell, Mr. Brown, Mr. Ghai and Mr. Hoffmeister. The complete text of the NCG Committee charter, as last reviewed and approved by the Board of Directors on July 13, 2022, and our corporate governance guidelines, as last reviewed and approved by the Board of Directors on October 19, 2022, are available on our website, https://investors.celanese.com, by clicking “Corporate Governance.”
The principal purposes of the NCG Committee are to:
•identify, screen and review individuals qualified to serve as directors and recommend candidates for nomination for election at the annual meeting of shareholders or to fill Board vacancies;
•review and recommend independent director compensation to the Board;
•develop and recommend to the Board and oversee implementation of the Company’s corporate governance guidelines;
•oversee evaluations of the Board;
•recommend to the Board nominees for the committees of the Board; and
•review and assess our Board’s and the committees’ structure for overseeing ESG matters; review and oversee our strategy and processes for public reporting on ESG and sustainability matters; and oversee our and our political action committee’s political engagement initiatives.
The NCG Committee charter provides that the NCG Committee may, in its sole discretion and at the Company’s expense, retain legal, accounting and other consultants or experts, including but not limited to leadership search firms, the NCG Committee deems necessary in the performance of its duties, including in its process of identifying director candidates.
During 2022, WTW, as independent outside compensation consultant, advised the NCG Committee on non-employee director compensation matters.
Environmental, Health, Safety, Quality and Public Policy Committee
The Company’s Environmental, Health, Safety, Quality and Public Policy Committee (the “EHS Committee”) is currently comprised of Ms. Hill (chair), Mr. Galante, Dr. Ihlenfeld, Ms. Kissire and Mr. Koenig. The EHS Committee assists the Board in fulfilling its oversight duties regarding, while Company management retains responsibility for assuring compliance with, applicable environmental, health and safety laws and regulations. The complete text of the EHS Committee charter, as last amended by the Board of Directors on July 13, 2022, is available on our website, https://investors.celanese.com, by clicking “Corporate Governance.”
The principal purposes of the EHS Committee are to:
•oversee the Company’s policies and practices concerning environmental, health, safety, quality and public policy issues;
•review the impact of such policies and practices on the Company’s ESG and sustainability responsibilities;

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•oversee the development, implementation and monitoring of greenhouse gas (GHG) reduction and other sustainability-related investments into our manufacturing and production processes;
•oversee management’s review of supply chain risk and cybersecurity risk; and
•make recommendations to the Board regarding these matters.
Board Oversight
Shareholders elect the Board to oversee management and to serve shareholders’ long-term interests. Management is responsible for delivering on our strategy, creating our culture, creating and delivering innovative products and services, establishing accountability, and controlling risk. The Board and its committees work closely with management to balance and align strategy, risk, corporate social responsibility, and other areas while considering feedback from shareholders. Essential to the Board’s oversight role is a transparent and active dialogue between the Board and its committees, and management. To support that dialogue, the Board and its committees have access to, receive presentations from, and conduct regular meetings with the senior leadership team, other business and function leaders, subject matter experts, the Company’s enterprise risk management and internal audit functions, and external experts and advisors.
Board Oversight of Strategy
One of the Board’s primary responsibilities is overseeing management’s establishment and execution of the Company’s strategy. As Celanese continues to transform and expand its business, the Board works with management to respond to a dynamically changing environment. At least quarterly, the CEO, the senior leadership team, and leaders from across the Company provide detailed business and strategy updates to the Board. At least annually, the Board conducts an even more in-depth review of the Company’s overall strategy, including critical issues, risks and opportunities. At all of these reviews, the Board engages with the senior leadership team and other business leaders regarding business objectives, the competitive landscape, economic trends, environmental and sustainability goals and investments, public policy and regulatory developments and other critical issues. At meetings occurring throughout the year, the Board also assesses acquisitions, the Company’s operating and capital plan, and performance and alignment to our strategy. The Board looks to the focused expertise of its committees to inform strategic oversight in their areas of focus. Members of senior management are available to discuss the Company’s strategy, plans, results and issues with the Board committees and the Board, and regularly attend such meetings to provide periodic briefings and access to management. In addition, the Audit Committee regularly holds separate executive sessions with the lead client service partner of our independent registered public accounting firm, the chief financial officer, the internal auditor, the chief compliance officer and other members of management as appropriate.
Board Oversight of Environmental, Social and Governance Matters
We recognize that our success is defined by multiple groups of stakeholders – investors, customers, employees, and communities – and this recognition is reflected in our efforts to promote safety and protect our environmental resources as a responsible corporate citizen.
Our CEO Lori Ryerkerk affirmed the need to build the next generation of sustainability efforts for the Company and formed the Celanese ESG Council in 2019. Our ESG Council is a cross-functional team of senior leaders from each region who develop, make recommendations to management and implement an ESG strategy on topics significant to Celanese’s long-term success.
The ESG Council meets monthly to form recommendations to senior leadership on key ESG program strategy and implementation of ESG-related projects. For example, the ESG Council has made recommendations on standards reporting alignment and further development of key KPIs, and has led the publication of the Company’s comprehensive Sustainability Reports, the most recent of which is available at sustainability.celanese.com.

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The Board of Directors and its committees have conducted an in-depth review of their approach to overseeing ESG topics most significant to Celanese (our priority topics). In April 2021, our Board agreed on a strengthened and clarified framework for overseeing priority ESG matters by aligning a specific committee or the full Board to each. The diagram below illustrates primary Board or committee oversight responsibility by topic.

Public Shareholders

Board of Directors

			ü		Public Policy and Regulatory Issues
			ü		Enterprise Climate Policy and Strategy
			ü		Charitable Giving / Volunteerism

Audit Committee		CMD Committee		NCG Committee		EHS Committee

ü	Compliance and Business Conduct Policy	ü	Talent and Leadership Development, including Succession	ü	Board Composition, Independence, Refreshment and ESG Oversight Approach	ü	Environmental Policies
						ü	Process Sustainability
ü	Financial Risk					ü	Workforce, Process and Chemical Safety
ü	Corporate Integrity	ü	Executive Compensation and Performance	ü	Shareholder Rights
				ü	ESG Metric Reporting	ü	Supply Chain Risk
		ü	Diversity, Equity and Inclusion	ü	Political Engagement / PAC Oversight	ü	Product Quality
						ü	Greenhouse Gas Reduction in Manufacturing Processes
		ü	Pay Equity
						ü	Cybersecurity

Celanese Executive Leadership

Celanese ESG Council

Consists of cross-functional and regional senior leaders, and includes the chairs of our ten expert committees. The Council is responsible for recommending and monitoring progress against goals, metrics, and KPIs.

Our Board regularly reviews the areas of responsibility of its committees, including through an annual review of its Committee Charters and our Corporate Governance Guidelines, and includes as part of those reviews ESG topics that are most significant to Celanese. In 2022, the Board determined the EHS Committee is well-positioned to oversee our cybersecurity efforts, and allocated that priority topic to such Committee as described in “Board Oversight of Risk — Highlight on Oversight of Cybersecurity Risk and Data Privacy.” The Company and the Board also receive feedback from shareholders on ESG issues through our shareholder outreach program and through communication from shareholders. See “Shareholder Engagement” below.
For highlights of some of our most significant recent progress on key ESG initiatives, please see “Environmental, Social and Governance Update” in the forepart of this Proxy Statement.
Board Oversight of Risk
Effective risk management is critical to Celanese’s ability to achieve its strategy and ESG goals. The Board oversees management in exercising its responsibility for managing risk, considering our robust framework of policies, procedures, and processes to anticipate, identify, assess, prioritize, and mitigate risks across the Company. Risk management is considered a strategic activity within the Company and responsibility for managing risk rests with executive management while the committees of the Board and the Board as a whole participate in the oversight of the process. Specifically, the Board has responsibility for overseeing the strategic planning process, reviewing and monitoring management’s execution of the strategic and business plan, and selected risk areas, including

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cybersecurity. Each Board committee is responsible for oversight of specific risk areas relevant to their respective committee charter. The oversight responsibility of the Board and the Board committees is enabled by an enterprise risk management model and process implemented by management that is designed to identify, assess, manage and mitigate risks. In addition, the Directors identify risks through the Board and committee self-assessment process and hears from a range of outside advisors and experts regarding trends and emerging risks. The Board further recognizes that risk management and oversight comprise a dynamic and continuous process and reviews the enterprise risk model and process periodically. On a regular basis, the Board and its committees engage with management, including the chief compliance officer, who reports to the general counsel, on risk as part of broad strategic and operational discussions which encompass interrelated risks, as well as on a risk-by-risk basis.
The Board executes its oversight responsibility directly and through its committees. It delegates oversight of some risks to efficiently allocate them to appropriate committees with related subject matter focus while retaining oversight of risks that require broader Board attention. Because many risks are dynamic, interrelated, and applicable across subject matter and company goals, the Board may continue to oversee such risks in addition to delegating some oversight to a committee.
Committees discuss the Company’s risk exposures with management, the internal audit executive and the independent external auditor in an iterative risk assessment process. Results of risk audits are routinely reported to leadership and the Audit Committee, which regularly reports back to the Board. Some examples of risks overseen by committees and the Board are:
•The Audit Committee regularly reviews and assesses the Company’s processes to manage financial reporting risk and to manage internal audit, internal control over financial reporting and disclosure controls and procedures, tax, investment, and other financial risks, as well as the Company’s financial position and financial activities. The Audit Committee also oversees the Company’s compliance program.
•The CMDC oversees compensation programs, policies and practices and their effect on risk-taking by management. See “Compensation Risk Assessment” for additional information.
•The NCG Committee oversees the governance framework and structure as well as other corporate governance matters, including oversight of the annual Board and committee self-assessment process, and is charged with developing and recommending to the Board corporate governance principles and policies and Board committee structure, leadership and membership.
•The EHS Committee oversees certain operational risks related to environmental, process and product safety and quality matters, as well as reputational issues related to those matters.
•The full Board oversees the enterprise risk process that management implements and reviews risks associated with it.
•The full Board and the CMDC address issues and risks associated with diversity, equity and inclusion and human capital management.
•The full Board and the EHS Committee oversee cybersecurity risk.
Each of the Board committees is required to make regular reports of its actions and any recommendations to the Board with respect to risk management, including recommendations to assist the Board with its overall risk oversight function. In addition, an annual report of enterprise risks, which undergo a comprehensive review using strategic, operational, financial, compliance and IT risk themes, is delivered to the Board. This approach to risk oversight does not affect the Board’s leadership structure.
Each of our directors has substantial experience managing and overseeing risk for complex, international organizations that they leverage while serving on our Board. For example, Ms. Ryerkerk’s experience as our chief executive officer, Mr. Brown’s past experience leading L3 Harris Technologies, Inc. as its chief executive officer and Mr. Koenig’s experience leading Nobian Industrial Chemicals as its chief executive officer each necessitate risk management and oversight on a daily basis. The extensive chemical industry leadership experience shared by Mr. Galante, Dr. Ihlenfeld and Ms. Ryerkerk, as well as Ms. Hill’s leadership experience in technology, allow each of them

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to understand and address key risk-related issues unique to our industry and the Company. Risk management was an active component of Mr. Hoffmeister’s responsibilities as chief financial officer for Life Technologies and Ms. Kissire’s senior leadership positions with Ernst & Young LLP. Finally, the management, leadership, accounting and legal backgrounds of Ms. Blackwell, Ms. Kissire and Ms. Rucker allow them unique perspectives with recognizing and advising on a broad array of issues affecting corporate risk.
Highlight on Oversight of Human Capital Management
The Board, the CMDC, and the EHS Committee engage with the senior leadership team and human resources executives on a regular basis across a broad range of human capital management issues. Celanese is focused on creating a respectful, safe, rewarding, diverse, and inclusive work environment that allows our people to build meaningful careers. The success of these human capital management objectives is important to the fulfillment of our strategy, and the Board works with management to provide oversight on matters including culture, succession planning and development, compensation, benefits, employee recruiting and retention, diversity, equity and inclusion and respectful workplace. Additionally, each year, the CMDC evaluates management’s annual assessment of risk related to our compensation policies and practices. The Board and the CMDC work with the CEO and the Senior Vice President and Chief Human Resources Officer to review CEO and senior executive succession plans, including considering the qualifications and experience of potential leadership candidates. For more detail please see “Compensation Discussion and Analysis — CD&A Highlights — Human Capital Management.”
Highlight on Oversight of Cybersecurity Risk and Data Privacy
The Board and the EHS Committee are both involved in oversight of the Company’s management of cybersecurity risk, reflecting the Board’s view of the benefits of periodic reporting on a range of cybersecurity issues to a dedicated subset of directors. Cybersecurity protection is vital to maintaining our proprietary information and the trust of our customers and employees. We recognize the importance of securing our data and information systems from potential breaches. Management provides regular updates to the EHS Committee on the Company’s cybersecurity policies and performance at least annually and periodically throughout the year, including information about cybersecurity governance processes, the status of projects to strengthen internal cybersecurity, and the results of assessments and security breach simulations. The Board and the EHS Committee also discuss recent incidents throughout the industry and the emerging threat landscape.
In 2021, we launched a comprehensive cybersecurity awareness course in our learning management system covering key topics such as identifying workplace cyber hazards and attacks. In 2022, we added updated content monthly in multiple languages. Our CyberSAFE intranet is a one-stop for quick and consumable content to help employees identify and avoid cybersecurity risks.
To protect the Company, we maintain cyber/information security insurance with coverage for security incident response expenses, certain losses due to network security failures, investigation expenses, privacy liability and certain third-party liability.
Highlight on Oversight of Climate Risk
Climate risk has the potential to impact many aspects of the Company’s strategy, so the Board has determined to retain oversight of the Company’s climate policy and strategy as a whole and has delegated to its Committees specific aspects of managing climate risk as described below.
The Company has set meaningful environmental goals to reach by 2030, including a 30% reduction in Scope 1 and 2 greenhouse gas emissions intensity, 10% reduction in net energy intensity, 10% reduction in water consumption intensity, and 15% reduction in waste disposal intensity, as described in “Environmental, Social and Governance Update” in the forepart of this Proxy Statement. Each goal requires significant input from all areas of the Company to focus the Company on achieving it and reporting accurate data to monitor progress and opportunity. The NCG Committee oversees the process by which the Company reports on these and other metrics.
Climate risk can include related financial and compliance risk. Management updates the Audit Committee and EHS Committee on the regulatory landscape and continued compliance activities supporting the Company’s increased

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focus on environmental sustainability. The EHS Committee oversees management’s greenhouse gas reduction efforts and the sustainability-related investments in the Company’s manufacturing and production processes, such as carbon capture and use at our Clear Lake site. The Board guides and receives reports on our product strategies to support our customers’ sustainability goals, such as light-weighting products and producing from bio-based sources.
Highlight on Oversight of Strategic Acquisitions
The full Board is responsible for overseeing Celanese’s strategic acquisition and integration process, which supports alignment with our strategic objectives, provides accountability across acquisitions, and enables insight for future acquisitions. Our individual directors have extensive negotiation, acquisition, integration, and other business combination experience that allows them to constructively engage with management and effectively evaluate acquisitions for alignment with our strategy and culture. Celanese views strategic acquisitions as an important element in delivering long-term shareholder value. While management is charged with identifying potential acquisition targets, executing transactions, and managing integration, our Board’s oversight extends to each phase. Management and the Board regularly discuss potential acquisitions of all sizes and degrees of complexity of integration and their role in the Company’s overall business strategy. These discussions include acquisitions in process and potential future acquisitions, focusing on valuation, strategic risk, and potential synergies with our businesses and strategy. When management considers potentially significant acquisitions, the Board receives an increased level and frequency of updates and discusses with management a broad range of matters, including negotiations, due diligence findings, valuation, tax impacts, integration planning, talent retention, environmental and other risks, and regulatory impacts. Throughout the acquisition process, the Board has access to the senior leadership team, appropriate business leaders, subject matter experts, and external advisors. As part of the entire strategic acquisition lifecycle, the Board also receives regular updates and provides feedback on ongoing integration, operational success, and financial performance of our completed acquisitions (including the M&M Acquisition), which allows the Board to provide oversight and to identify trends and opportunities across transactions and over time.
Shareholder Engagement
The Board believes that accountability to shareholders is a mark of good governance and critical to the Company’s success. To that end, the Company maintains dedicated resources for regular active communication with shareholders. The Company regularly engages with shareholders on a variety of topics throughout the year to address their questions and concerns, to seek input and to provide perspectives on Company policies and practices. Topics include corporate strategy, ESG matters, sustainability, cash deployment, executive compensation plan design and practices, Board composition and refreshment and executive succession.
During 2022, we contacted shareholders representing approximately 57% of our shares to offer engagement meetings and met telephonically in 2022 and early 2023 with shareholders holding approximately 38% of our shares. At these meetings senior representatives of our executive, corporate governance, human resources and investor relations teams met virtually with shareholder representatives to discuss our strategy, our ESG and sustainability progress, governance, human capital and executive compensation.
Shareholder Feedback in 2022 and Early 2023 Related to Our Strategy, Board and ESG Progress
We have listened intently to the views of shareholders, and the substantial majority that we spoke to in 2022 and early 2023 were supportive of our leadership structure, Board composition, our sustainability disclosures including our most recent 2021-2022 sustainability report, Accelerating Solutions Through Chemistry, and our ESG progress. Below is a summary of key topics that we found to be of interest to our shareholders during this year’s engagement.

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Topics of Interest to Shareholders	Our Perspective, Actions Taken and Actions Planned
● Sustainability-focused product opportunities	● We see significant growth opportunities for products supporting future mobility, vehicle light-weighting and other end-product efficiencies as well as solutions manufactured from recycled or bio-based materials.
● We recently re-designed our website to give customers a clearer picture of how our growing range of products and solutions can support their own sustainability goals.

Climate-related topics:
● Our progress towards tracking our Scope 3 emissions
● Opportunities to reduce GHG emissions through products and operations, and associated costs
● Our perspective on net-zero and/or Scope 3 emissions reduction targets

● In 2022, we engaged ERM CVS to provide a limited assurance of our environmental baseline metrics associated with our 2030 environmental targets as described beginning on page 7,

● We are actively investing in projects to increase our energy efficiency and our use of renewable energy, including carbon capture and hydrogen technologies, and have incorporated sustainability reviews into our capital planning process and analysis of potential returns.

● We are actively working to integrate the M&M Business’s reporting processes into our own in 2023, and also exploring our Scope 3 emissions sources to develop a roadmap to identify, quantify, and reduce our emissions further.

● Recent director searches, Board composition and Board refreshment
● We have a highly-qualified and diverse board that brings unique capabilities across functions, experiences, industries and backgrounds. The attributes sought by the Board and NCG Committee are described above beginning on page 12.

● In recent years, the Board and NCG Committee have sought sitting executives with deep industry, global, M&A and risk experience, including Mr. Koenig elected in February 2022.

See page 58 for information about discussions with shareholders in 2022 and early 2023 regarding human capital matters and our executive compensation programs.
In addition to this direct engagement, the Company has instituted a number of complementary mechanisms that allow shareholders to effectively communicate a point of view with the Board, including:
•a dedicated annual meeting page on our website (see page 106);
•a majority voting standard for the election of directors (see page 24);
•an annual advisory vote to approve executive compensation (see page 51);
•annual election of directors (see page 24);
•proxy access (see page 24);
•commitment to thoughtfully consider shareholder proposals submitted to the Company (see page 111); and
•providing shareholders a means for direct communications to individual directors, a Board committee or the entire Board (see page 111).
How We Have Responded To Shareholder Feedback on Governance Matters in the Past
We routinely consider shareholder feedback in compensation and governance matters. In prior years, in response to shareholder feedback, we eliminated our classified board structure, adopted a proxy access by-law, extended the PRSU performance period from two to three years, added a return measure (ROCE) to our long-term incentive plan, adopted a more enhanced compensation clawback policy, amended our insider trading policy to further address anti-hedging and prevent pledging of our Common Stock by our executive officers and accelerated our publication of disclosures aligned to the framework of the Task-Force on Climate-Related Financial Disclosures (TCFD).

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 37

Governance
Additional Governance Matters
As a global company, Celanese must not only meet a breadth of varying local, state and regional regulations, but also be mindful of possible social and political conflicts. We understand the role corporate governance plays in maintaining our goal to act in accordance with our values.
Celanese’s Board of Directors is composed of a diverse group of leaders with experience at major domestic and international companies. They have worked in key market sectors that reflect our customer base and have sound financial and governance expertise. Their experience provides an understanding of business strategies and impacts, as well as challenges and risks. We encourage our directors to participate in, and we offer reimbursement for, director education programs to stay abreast of evolving governance, regulatory, and other issues. Nine of our 10 nominees are independent, 50% gender diverse and 10% racially or ethnically diverse. Copies of our committee charters and other governance documents are available on our website, https://investors.celanese.com.
Governance and Compensation Best Practices
Celanese is committed to strong corporate governance and compensation practices that promote the long-term interests of shareholders, strengthen board and management accountability and help build public trust in the Company. Examples are listed on page 55.
Political Engagement Policy
Although Celanese does not engage in any direct political contributions, the Company strives to offer fair, thoughtful and transparent educational advocacy programs to acquaint elected officials about the work we do, the jobs we create and the people behind the innovative solutions we produce. Eligible company employees can participate in a voluntary, nonpartisan political action committee called the Celanese Political Action Committee (“CELPAC”). CELPAC supports candidates for federal, state and local office in the U.S., representing both major U.S. political parties, that advocate and pursue government policies that promote the Company’s interests. CELPAC is governed by a Board of Directors who regularly evaluates the merits of donations to candidates to align those donations with the Company’s goals. For our full political engagement policy and for a list of political contributions, please go to https://www.celanese.com/legal/political-engagement-policy/.
Code of Conduct
The Company has adopted a code of business conduct applicable to directors, executive officers and all other employees. Our employees, suppliers and customers can ask questions about our code of conduct and other ethics and compliance issues, or report potential violations, through Navex, a global Internet and telephone information and reporting services company. The code of conduct is available on our compliance website, http://compliance.celanese.com, by clicking “Business Conduct Policy”. In the event the Company amends or waives any of the provisions of the code of conduct applicable to our directors or executive officers, the Company intends to disclose these actions on the Company’s website to the extent required by SEC or NYSE rules.
No Hedging, No Pledging and Anti-Short Sale Policies
The Company's hedging policy prohibits directors, executive officers and all employees of the Company and its subsidiaries from engaging in any transaction, acquiring any financial instrument, or entering into any derivative contract, directly or indirectly (including through any designee), that hedges or offsets, or is designed to hedge or offset, any decrease in the market value of any securities of the Company, including Common Stock, held directly or indirectly by any such person. The policy applies to all securities of the Company held by such a person, including securities not acquired as compensation. The hedging policy indicates that prohibited hedging may include put options, call options, forward sale contracts, prepaid variable forward contracts, equity swaps, collars and exchange funds.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 38

Governance
The Company's pledging policy prohibits directors and executive officers from pledging Common Stock, including holding Common Stock in a margin account. Directors and executive officers are also prohibited from engaging in short sales related to Common Stock.
Director Compensation
Director Compensation Process
Our director compensation program is intended to enhance our ability to attract, retain and motivate non-employee directors of exceptional ability and to promote the common interest of directors and shareholders in enhancing the value of our Common Stock.
The Board reviews director compensation at least annually based on recommendations by the NCG Committee. The NCG Committee has the sole authority to engage a consulting firm to evaluate director compensation and since 2017 has engaged WTW to assist in setting director compensation. The NCG Committee reviews director compensation taking into account multiple factors, including pay practices and trends at publicly traded companies (including companies in our compensation peer group and surveys of S&P 500 compensation data), continued expansion of director, committee chair and lead director responsibilities, and the growing time commitment of Board and Committee service. The NCG Committee and the Board base their determinations on director compensation on recommendations from WTW and these factors. The Board determined not to make any changes to the level or mix of director compensation during 2022.
Director Compensation in 2022
The Company uses both cash and equity-based compensation to attract and retain qualified directors to serve on our Board of Directors, as follows:

Director Compensation Component	Amount
Annual Awards
Annual cash retainer (paid quarterly)	$115,000
Annual time-based restricted stock units (“RSU”)(one-year vesting)	$160,000
Incremental Awards for Board Leadership
Annual cash fee for chair: (i) Nominating and Corporate Governance Committee, and (ii) Environmental, Health, Safety, Quality and Public Policy Committee	$15,000
Annual cash fee for chair: (i) Audit Committee, and (ii) Compensation and Management Development Committee	$20,000
Annual cash fee for Lead Independent Director	$30,000
Newly-elected directors receive a pro-rata equity award for a partial year of service. In addition to the above, Directors are reimbursed for expenses incurred in attending board, committee and shareholder meetings. Directors are also reimbursed for reasonable expenses associated with other business activities that benefit the Company, including participation in director education programs. We generally do not provide perquisites to our directors, other than small gifts provided at Board meetings and upon retirement. Occasionally, a director may use Company-provided aircraft for travel to Board meetings.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 39

Governance
U.S. non-management directors are entitled to participate in the Company’s 2008 Deferred Compensation Plan (“2008 Deferred Plan”), which is an unfunded, nonqualified deferred compensation plan that allows directors the opportunity to defer all or a portion of their cash compensation and RSUs in exchange for a future payment amount equal to their deferments plus or minus certain amounts (including dividend equivalents) based on the market performance of specified measurement funds selected by the participant. Deferrals by directors under the 2008 Deferred Plan, including deferrals of RSUs, do not receive above-market earnings. Directors Blackwell, Brown, Galante, Hill, Ihlenfeld, Kissire and Rucker were the only directors that made contributions to, or had balances in, this plan during 2022.
2022 Director Compensation Table
The table below is a summary of compensation earned and RSUs granted by the Company to non-management directors for the fiscal year ended December 31, 2022.

Name(1) (a)	Fees Earned or Paid in Cash ($)(2) (b)	Stock Awards ($)(3) (c)	Option Awards($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Jean S. Blackwell	115,000	159,957	—	—	—	—	274,957
William M. Brown	145,000	159,957	—	—	—	—	304,957
Edward G. Galante	135,000	159,957	—	—	—	—	294,957
Rahul Ghai	86,250	199,873	—	—	—	—	286,123
Kathryn M. Hill	130,000	159,957	—	—	—	—	289,957
David F. Hoffmeister	115,000	159,957	—	—	—	—	274,957
Dr. Jay V. Ihlenfeld	115,000	159,957	—	—	—	—	274,957
Deborah J. Kissire	135,000	159,957	—	—	—	—	294,957
Michael Koenig	86,250	199,873	—	—	—	—	286,123
Kim K.W. Rucker	130,000	159,957	—	—	—	—	289,957
(1)Ms. Ryerkerk is not included in this table because she was an employee of the Company during 2022 and received no compensation for her services as a director.
(2)Includes amounts earned for the annual retainer and committee chair and lead independent director fees for the respective independent directors, as applicable.
(3)Represents the grant date fair value of 1,098 RSUs granted to each non-management director (1,372 RSUs for each of Mr. Ghai and Mr. Koenig, which included a prorated amount of RSUs for time served from their February 2022 election through April 2022) in April 2022 under the 2018 Global Incentive Plan. The fair value of RSUs granted to our non-management directors under our 2022 LTIP as part of the annual award was calculated to be $145.68 per RSU, which reflects the average of the high and low market price of our Common Stock as reported by the NYSE on the applicable grant date discounted for lack of dividend participation. As of December 31, 2022, each non-management director listed in the table owned 1,098 RSUs, except Mr. Ghai and Mr. Koenig who each held 1,372 RSUs.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 40

Governance
Director Stock Ownership Guidelines
The Board of Directors considers Common Stock ownership by directors to be of utmost importance. The Board believes such ownership enhances the commitment of directors to our future and aligns their interests with those of our other shareholders. The Board has therefore established minimum stock ownership guidelines for non-employee directors that require each director to own Common Stock having a value of at least five times his or her base annual cash retainer of $115,000. Each newly elected director has five years from the year elected to reach this ownership level. During the five-year period, a director may not sell more than 50% of the shares received as compensation. As of the computation date, December 31, 2022, all of our then current non-employee directors had attained the minimum stock ownership levels based on their holdings except for Ms. Kissire, who joined the Board in 2020 and Messrs. Ghai and Koenig who joined the Board in February 2022. Ms. Kissire and Mr. Koenig are on-track for compliance by their respective 2025 and 2027 compliance dates.
Director Independence and Related Person Transactions
Director Independence
The listing standards of the NYSE require companies listed on the NYSE to have a majority of “independent” directors. As noted below, all of our directors, other than our Chief Executive Officer, are independent.
The Board of Directors has adopted standards of independence for directors that are set forth in Exhibit A to the Company’s corporate governance guidelines. The Board reviews and determines the independence of each of the directors in accordance with these standards. The full text of the corporate governance guidelines is available on our website, https://investors.celanese.com, by clicking “Corporate Governance”. These standards incorporate all of the requirements for director independence contained in the NYSE listing standards. The NYSE listing standards generally provide that a director is independent if the Board affirmatively determines that the director has no material relationship with the Company directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. In addition, a director is not independent if certain other relationships exist.
The Board, based on the recommendation of the NCG Committee, affirmatively determined that ten of our current directors, Ms. Blackwell, Mr. Brown, Mr. Galante, Mr. Ghai, Ms. Hill, Mr. Hoffmeister, Mr. Ihlenfeld, Ms. Kissire, Mr. Koenig, and Ms. Rucker are independent of the Company and its management under the NYSE listing standards and the Company’s director independence standards. Ms. Ryerkerk, our CEO, is the only current director who is not independent.
In addition, in compliance with the NYSE listing standards, we have an Audit Committee, a Compensation and Management Development Committee and a Nominating and Corporate Governance Committee that are each entirely composed of independent directors. Each of these committees have written charters addressing the respective committee’s purpose and responsibilities and the annual evaluation of the performance of these committees.
The Company in the normal course of business has been a party to transactions with other entities (or their subsidiaries) where certain of our directors are themselves either directors or officers. When making the Board’s director independence determination, the Board was aware of, and considered, the relationships listed below. All of the business relationships noted below were entered into on standard pricing and terms and arose in the ordinary course of our business. The amounts involved in each relationship did not exceed, in any of the last three fiscal years: (1) the greater of $1,000,000 or two percent of either company’s consolidated gross revenues, in the case of entities where our directors serve on the board, or (2) 1% of the consolidated gross revenues of the Company or the director’s entity, in the case of entities where our directors serve as executive officers. As a result, each qualified under a categorical standard of independence that the Board previously approved and none of the relationships

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 41

Governance
were otherwise deemed to be a material relationship that impaired the director’s independence.

Director	Organization	Director’s Relationship to Organization	Type of Transaction, Relationship or Arrangement	Does the Amount Exceed the Greater of $1 million or 2% of either company’s Gross Revenues?(1)
Jean S. Blackwell	Ingevity Corporation and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to Ingevity	No
	Johnson Controls International plc and its subsidiaries and affiliates	Director	Business Relationship - Routine purchases from Johnson Controls	No
William M. Brown	Becton, Dickinson and Company and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to Becton, Dickinson	No
Edward G. Galante	Linde plc and subsidiaries and affiliates	Director	Business Relationship - Routine purchases from Linde	No
	Clean Harbors and its subsidiaries and affiliates	Director	Business Relationship - Routine purchases from Clean Harbors	No
Rahul Ghai	Otis Worldwide Corporation and its subsidiaries and affiliates	Chief Financial Officer	Business Relationship - Routine purchases from Otis	No
	GE Aviation LLC and its subsidiaries and affiliates	Chief Financial Officer	Business Relationship - Routine sales to, and purchases from, GE	No
Kathryn M. Hill	Moody’s Corporation and its subsidiaries and affiliates	Director	Business Relationship - Routine purchases from Moody’s	No
David F. Hoffmeister	Glaukos Corporation and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to Glaukos	No
Dr. Jay V. Ihlenfeld	Ashland, Inc. and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to, and purchases from, Ashland	No
Deborah J. Kissire	Axalta Coating Systems Ltd. and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to Axalta	No
Michael Koenig	Nobian Industrial Chemicals B.V. and its subsidiaries and affiliates	Chief Executive Officer	Business Relationship - Routine purchases from Nobian	No
	Symrise AG and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to Symrise	No
Kim K.W. Rucker	HP Inc. and its subsidiaries and affiliates	Director	Business Relationship - Routine purchases from HP	No
Lori J. Ryerkerk	Eaton Corporation Plc and its subsidiaries and affiliates	Director	Business Relationship - Routine sales to, and purchases from, Eaton	No
(1) In cases where our Board member serves as an executive officer, such transactions did not exceed 1% of either company’s gross revenues.
There are no family relationships among our directors or executive officers.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 42

Governance
Certain Relationships and Related Person Transactions
The Board of Directors has adopted a written policy regarding related person transactions (the “Related Party Transaction Policy”). For purposes of SEC rules and such policy, an interested transaction is a transaction or relationship in which the aggregate amount involved exceeds or may reasonably be expected to exceed $120,000 since the beginning of the Company’s last fiscal year, the Company or any of its subsidiaries is a participant, and any related party will have a direct or indirect material interest in the transaction or relationship. A related party is any person who is or was during the last fiscal year an executive officer, director or nominee for election as a director; a greater than 5 percent beneficial owner of Common Stock; or an immediate family member of any of these persons. Compensation paid to our named executive officers is not treated as an interested transaction under the Related Party Transaction Policy to the extent that it is disclosed as compensation in this Proxy Statement. In addition, a related party would not be deemed to have a “material interest” in a transaction simply due to such person’s position as a director of the other party in the transaction or, in the case of simply being an employee of the other party to the transaction, in the latter case if the aggregate amount involved in the subject year does not exceed the greater of $1,000,000 or two percent of that party’s annual revenues.
The Audit Committee reviews the material facts of all interested transactions that meet the requirements discussed above and therefore require the Audit Committee’s approval and either approves or disapproves of the entry into the interested transaction. In determining whether to approve an interested transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. The Audit Committee may not approve any interested transaction if it determines the interested transaction to be inconsistent with the interests of the Company and the shareholders.
In addition, the Audit Committee has delegated to the chair of the Audit Committee the authority to approve any interested transaction with a related party (other than the chair or an immediate family member of the chair) in which the aggregate amount involved is expected to be less than $2,000,000. In connection with regularly scheduled meetings of the Audit Committee, the Company provides the Audit Committee for its review, a summary of each new interested transaction that was approved by the chair of the Audit Committee. No director may participate in any discussion or approval of an interested transaction for which he or she is a related party, except that the director is required to provide all material information concerning the interested transaction to the Audit Committee.
No interested transactions were approved or ratified or, to our knowledge, required to be approved or ratified, during 2022.
None of our directors are adverse to the Company in any pending litigation or proceeding.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 43

Stock Ownership Information
STOCK OWNERSHIP INFORMATION
Principal Shareholders and Beneficial Owners
The following table sets forth information with respect to the beneficial ownership of Common Stock as of February 22, 2023, by (i) each person known to the Company to beneficially own more than 5% of our Common Stock; (ii) each of the Company’s present directors, including those nominated for election at the Annual Meeting; (iii) the Company’s named executive officers ; and (iv) all present directors and executive officers of the Company as a group. The percentage of beneficial ownership set forth below is calculated in accordance with SEC Rules and is based on the number of shares of Common Stock outstanding and entitled to vote as of February 22, 2023, which was 110,824,914.

	Amount and Nature of Beneficial Ownership of Common Stock
	Common Stock Beneficially Owned(1)		Rights to Acquire Shares of Common Stock(2)	Total Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned

The Vanguard Group, Inc.(3)	13,332,489		—	13,332,489	12.0
Berkshire Hathaway(4)	9,710,183		—	9,710,183	8.8
BlackRock, Inc.(5)	7,642,363		—	7,642,363	6.9
Dodge & Cox(6)	7,109,524		—	7,109,524	6.4
Wellington Management Company, LLP(7)	6,479,930		—	6,479,930	5.8
Directors(8)(9)
Jean S. Blackwell	8,201		—	8,201	*
William M. Brown	103		—	103	*
Edward G. Galante	10,898		—	10,898	*
Rahul Ghai	—		—	—	*
Kathryn M. Hill	9,474		—	9,474	*
David F. Hoffmeister	47,395		—	47,395	*
Dr. Jay V. Ihlenfeld	8,485		—	8,485	*
Deborah J. Kissire	100			100	*
Michael Koenig	—		—	—	*
Kim K.W. Rucker	56		—	56	*
Named Executive Officers(8)
John G. Fotheringham	27,107		—	27,107	*
Thomas F. Kelly	42,709		—	42,709	*
A. Lynne Puckett	35,725		—	35,725	*
Scott A. Richardson	63,112	(9)	—	63,112	*
Lori J. Ryerkerk(10)	105,425		—	105,425	*
All present directors, nominees and executive officers as a group (16 persons)(11)	361,482		—	361,482	*
*Less than 1% of shares.

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Stock Ownership Information
(1)Includes shares for which the named person or entity has sole and/or shared voting and/or investment power. Does not include shares that may be acquired through the vesting of restricted stock units or other rights to acquire shares. To our knowledge, none of the Common Stock listed as beneficially owned by the current directors or executive officers are subject to hedges or have been pledged.
(2)Reflects rights to acquire shares of Common Stock within 60 days of February 22, 2023, and includes, as applicable, shares of Common Stock issuable upon the vesting of restricted stock units granted under the 2018 GIP within 60 days of February 22, 2023. Does not include units in a stock denominated deferred compensation plan with investments settled in shares of Common Stock as follows: Ms. Blackwell – 8,822 equivalent shares, Mr. Brown – 11,209 equivalent shares, Mr. Galante – 6,467 equivalent shares, Ms. Hill 988 equivalent shares, Dr. Ihlenfeld – 9,730 equivalent shares, Ms. Kissire – 1,765 equivalent shares, and Ms. Rucker – 5,181 equivalent shares.
(3)On February 9, 2023, The Vanguard Group, Inc. (“Vanguard Group”) filed Amendment No. 9 to Schedule 13G with the SEC reporting beneficial ownership of 13,332,489 shares of Common Stock as of December 30, 2022, with shared voting power over 144,720 shares, sole dispositive power over 12,918,891 shares and shared dispositive power over 413,598 shares. The address of Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(4)On February 14, 2023, Berkshire Hathaway filed a Schedule 13G with the SEC reporting beneficial ownership as of December 31, 2022. According to the Schedule 13 filing, (i) Warren E. Buffett and Berkshire Hathaway Inc. have shared voting power over 9,710,183 shares and shared dispositive power over 9,710,183 shares and (ii) National Indemnity Company has shared voting power over 8,487,966 shares and shared dispositive power over 8,487,966 shares. Information about other entities deemed to share beneficial ownership of the shares, including their voting and dispositive power, is disclosed in the Schedule 13G. The address of Berkshire Hathaway is 3555 Farnam Street, Omaha, NE 68131.
(5)On January 31, 2023, BlackRock, Inc. (“BlackRock”) filed a Schedule 13G with the SEC reporting beneficial ownership of 7,642,363 shares of Common Stock as of December 31, 2022, with sole voting power over 6,826,709 shares and sole dispositive power over 7,642,363 shares. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.
(6)On February 14, 2023, Dodge & Cox filed Amendment No. 13 to Schedule 13G with the SEC reporting beneficial ownership of 7,109,524 shares of Common Stock as of December 31, 2022, with sole voting power over 6,694,537 shares and sole dispositive power over 7,109,524 shares. The address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, CA 94104.
(7)On February 6, 2023, Wellington Group Holdings LLP (“Wellington”) filed Amendment No. 3 to Schedule 13G with the SEC reporting beneficial ownership of 6,961,945 shares of Common Stock as of December 30, 2022, with shared voting power over 6,501,658 shares and shared dispositive power over 6,961,945 shares. The address of Wellington is 280 Congress Street, Boston, MA 02210.
(8)Listed alphabetically. To our knowledge and subject to applicable community property rules, each person has sole investment and voting power with respect to the Common Stock beneficially owned by such person.
(9)Includes beneficial ownership of Common Stock by Mr. Richardson of 572 equivalent shares in the Celanese Stock Fund under the CARSP as of February 22, 2023. Mr. Richardson has the ability to direct the voting of the Common Stock underlying these equivalent shares and the ability to change their investment options at any time.
(10)Ms. Ryerkerk also serves as a director and her ownership information is set forth under “Named Executive Officers.”
(11)Does not include an estimated 123,425 PRSUs (at target) held as of February 22, 2023 by our named executive officers and other executive officers, which are subject to future performance and vesting conditions and therefore does not represent rights to acquire shares of Common Stock within 60 days of February 22, 2023.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 45

Stock Ownership Information
Securities Authorized for Issuance Under Equity Compensation Plans
The following information is provided as of December 31, 2022 with respect to equity compensation plans:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	1,233,281	(1)	$—	(2)	16,292,213	(3)
Equity compensation plans not approved by security holders	—		$—		—
Total	1,233,281		$—		16,292,213
(1)Includes 1,233,281 restricted stock units ("RSUs") granted under the Celanese Corporation 2018 Global Incentive Plan (the "2018 Plan"), including shares that may be issued pursuant to outstanding performance-based RSUs, assuming currently estimated maximum potential performance; actual shares issued may vary, depending on actual performance. If the performance-based RSUs included in this total vest at the target performance level (as opposed to the maximum potential performance), the aggregate RSUs outstanding would be 831,766. Also includes 41,365 share equivalents attributable to RSUs deferred by non-management directors under the Company's 2008 Deferred Compensation Plan (and dividends applied to previous deferrals) and distributable in the form of shares of Common Stock under the 2018 Plan. Upon vesting, a share of the Company's Common Stock is issued for each RSU. Column (b) does not take any of these RSU awards into account because they do not have an exercise price.
(2)There were no outstanding options under the 2018 Plan as of December 31, 2022.
(3)Includes shares available for future issuance under the 2018 Plan and the Celanese Corporation 2009 Employee Stock Purchase Plan approved by shareholders on April 23, 2009 (the "ESPP"). As of December 31, 2022, an aggregate of 2,786,536 shares were available for future issuance under the 2018 Plan and 13,505,677 shares of our Common Stock were available for future issuance under the ESPP. As of December 31, 2022, 494,323 shares have been offered for purchase under the ESPP.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 46

Audit Matters
AUDIT MATTERS
Audit Committee Report
The Audit Committee is composed of five independent directors, each of whom satisfies the independence requirement of Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the external reporting process and the Company’s internal controls. The Audit Committee serves as the primary communication link among the Board, the independent public accounting firm, and our internal auditors.
Company management is responsible for the financial statements and the reporting process, including the system of disclosure controls and procedures and the internal control over financial reporting. The independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States and on the effectiveness of the Company’s internal control over financial reporting.
The Audit Committee reviewed and discussed with the Company’s management and KPMG LLP the audited financial statements for the Company for the year ended December 31, 2022. The Audit Committee also met with KPMG LLP and the internal auditors, with and without management present, to discuss the results of the auditors’ examinations, their evaluation of our internal control, and the overall quality of our financial reporting. The Audit Committee also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee reviewed and discussed with KPMG LLP its independence from the Company and management, including the matters in the written disclosures received by the Audit Committee and required by PCAOB rules.
The Audit Committee discussed with KPMG LLP and the internal auditors the overall scope and plans for their respective audits. The Audit Committee reviewed and discussed the fees billed to the Company by KPMG LLP for audit, audit-related, tax and other services provided during fiscal 2022, which are set forth under “Item 2: Ratification of Independent Registered Public Accounting Firm”, and determined that the provision of non-audit services is compatible with KPMG LLP’s independence. Based on the Audit Committee’s reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.
The Audit Committee evaluates the performance of the independent registered public accounting firm each year and determines whether to re-engage the current firm or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the registered public accounting firm, along with their capabilities, technical expertise, and knowledge of our operations and industry. Based on these evaluations, the Audit Committee decided to engage KPMG LLP as our independent registered public accounting firm for fiscal 2023. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the Audit Committee has continued its long-standing practice of recommending that the Board ask our shareholders to ratify the appointment of the registered public accounting firm at our annual meeting of shareholders. This report was submitted by the current members of the Audit Committee,

Dated: February 21, 2023	Deborah J. Kissire, Chair
(The Audit Committee report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Audit Committee report by reference therein.)

Jean S. Blackwell
Rahul Ghai
David F. Hoffmeister
Kim K.W. Rucker

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 47

Audit Matters
ITEM 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of the Board of Directors has selected KPMG LLP to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2023. Since 2004, KPMG LLP has served as our independent registered public accounting firm and also provided other audit-related and non-audit services that were approved by the Audit Committee.
Representatives of KPMG LLP will virtually attend the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from shareholders.
We are asking our shareholders to ratify the selection of KPMG LLP as our independent registered public accounting firm. Although ratification is not required by our by-laws or otherwise, the Board is submitting the Audit Committee’s selection of KPMG LLP to our shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders. If the appointment of KPMG LLP is not ratified, the Audit Committee will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement.
Audit and Related Fees
Aggregate fees billed to the Company by KPMG LLP and its affiliates were as follows:

	Year Ended December 31,
	2022	2021
Audit Fees(1)	$9,862,406	$7,786,275
Audit-related Fees(2)	$9,000	$60,028
Tax Fees(3)	$1,378,409	$1,321,559
All Other Fees(4)	$15,000	—
Total Fees	$11,264,815	$9,167,862
(1)For professional services rendered for the audits of annual consolidated financial statements of the Company (including the audit of internal control over financial reporting), statutory audits in non-U.S. jurisdictions, the review of the Company’s quarterly consolidated financial statements and review of SEC filings.
(2)Primarily for professional services rendered in connection with consultation on financial accounting and reporting standards and employee benefit plan audits.
(3)Primarily for professional services related to technical assistance, the preparation of tax returns in non-U.S. jurisdictions and assistance with tax audits and appeals.
(4)For other permitted professional advisory services.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 48

Audit Matters
Audit Committee Pre-Approval Policy
The Audit Committee is responsible for appointing, retaining and pre-approving the fees of the Company’s independent registered public accounting firm. The Audit Committee has adopted a Policy for Pre-Approval of Independent Auditor Services (“Pre-Approval Policy”) pursuant to which proposed services may be pre-approved through the application of detailed policies and procedures (“general pre-approval”) or by specific review of each service (“specific pre-approval”). The Audit Committee has provided general pre-approval for certain specific types of non-prohibited audit, audit-related and tax services that do not exceed $200,000 per project and $1,000,000 per year in the aggregate and gives detailed guidance to management as to the specific services that are eligible for general pre-approval. The Audit Committee is to be informed on a timely basis of any services performed by the independent registered public accounting firm pursuant to general pre-approval. Unless a type of service is included in this general pre-approval, it will require specific pre-approval. The annual audit services engagement terms and fees must be specifically pre-approved by the Audit Committee. Requests to provide services that require specific pre-approval must be submitted to the Audit Committee by both the independent registered public accounting firm and the chief financial officer or corporate controller, and must include detailed back-up documentation and a joint statement as to whether the request or application is consistent with the SEC’s rule on auditor independence.
The Audit Committee may delegate its pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
All services performed by our independent registered public accounting firm in 2022 were pre-approved by the Audit Committee or otherwise under the Pre-Approval Policy.
Vote Required
Although ratification is not required in our by-laws or otherwise, approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2023

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 49

Executive Compensation
EXECUTIVE COMPENSATION
Non-GAAP Financial Measures
This Proxy Statement, including the Compensation Discussion and Analysis, contains financial measures presented on a non-GAAP basis. Celanese’s non-GAAP financial measures used in this document are as follows: [1] Adjusted earnings per share (or Adjusted EPS), which we define as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method; [2] Free cash flow, which we define as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to our partner in our methanol joint venture; [3] Adjusted EBIT, which we define as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items; and [4] Return on invested capital (adjusted), which we define as Adjusted EBIT, tax effected using the adjusted tax rate, divided by the sum of the average of beginning and ending short- and long-term debt and Celanese Corporation shareholders’ equity. See “Exhibit A” to this Proxy Statement for additional information concerning these performance measures and a reconciliation of these measures to earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted, net cash provided by (used in) operations, net earnings (loss) attributable to Celanese Corporation, and net earnings (loss) attributable to Celanese Corporation divided by the sum of the average of beginning and end the of year short- and long-term debt and Celanese Corporation shareholders’ equity, the most comparable U.S. GAAP financial measures, respectively.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 50

Executive Compensation
ITEM 3: Advisory Approval of Executive Compensation
The Company’s compensation program for our named executive officers (“NEOs”) was designed by our compensation and management development committee (the “CMDC”) to meet our compensation philosophy and objectives, including maintaining a pay for performance culture. The principles of the program have contributed to our strong performance. See “CD&A Highlights” for a summary of our compensation structure, 2022 performance, pay decisions and approach to compensation oversight.

This “say-on-pay” proposal gives shareholders the opportunity annually to cast a vote on our executive compensation program based on the following resolution:
“Resolved, that the shareholders approve, on an advisory basis, the compensation of our NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure, contained in this Proxy Statement.”
The Board of Directors recommends that shareholders endorse the compensation program for our NEOs by voting FOR the above resolution. Our compensation program is the result of a carefully considered approach and takes into account input provided by shareholders and advice received from the CMDC’s independent compensation consultant. We believe that executive compensation for 2022 was supported by our performance. The Board of Directors currently has a policy of holding annual advisory votes to approve our executive compensation. Provided that the Board of Directors does not modify this policy, including after consideration of the results of Item 4, the Company’s next say-on-pay proposal after the 2023 Annual Meeting will be presented at the 2024 Annual Meeting of Shareholders.
Advisory Vote
This vote is mandated by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC regulations. As an advisory vote, this proposal is not binding upon the Company. In addition, the non-binding advisory vote described in this proposal will not be construed as overruling any decision by the Company, the Board of Directors, or the CMDC, relating to the compensation of the NEOs, or creating or changing any fiduciary duties or other duties on the part of the Board of Directors, or any committee of the Board of Directors, or the Company.
Vote Required
Approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE APPROVAL OF OUR EXECUTIVE COMPENSATION PROGRAM

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 51

Executive Compensation
ITEM 4: Advisory Approval of Say on Pay Vote Frequency
In addition to providing an advisory vote on our executive compensation program, we are requesting that shareholders indicate their preference for the frequency with which future advisory votes on executive compensation should take place – every one, two or three years. This vote is mandated at least every six years by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC regulations. At our 2017 Annual Meeting, during which the Company held its most recent say-on--frequency vote, shareholders indicated their preference for annual advisory voting on our executive compensation plan.
Shareholders may indicate their preference on this advisory vote by choosing every year, every other year, or every three years, or abstaining on this vote, when shareholders vote in response to the resolution set forth below. We will ask shareholders not less than every six years whether they desire a different vote frequency on the advisory vote on executive compensation.
“Resolved, that a non-binding advisory vote of the Company’s shareholders to approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure, in the proxy statement of the Company for the annual meeting of shareholders of the Company at which such advisory vote is to occur, be held every year, every other year or every three years, or abstain.”
The Board of Directors has recommended that shareholders approve that we conduct an advisory vote on executive compensation annually. We believe that an annual review of our executive compensation practices will be better aligned with shareholders’ interests as it allows us to obtain information on shareholders’ views of the compensation of our named executive officers on a more consistent basis. It also allows us to engage in regular dialogue with our shareholders on corporate governance matters, including our executive compensation philosophy, policies and programs. For these reasons, we believe that shareholders should support an annual advisory vote on executive compensation.
Advisory Vote
The option that receives the highest number of votes cast by the shareholders will be the frequency for the advisory vote on NEO compensation that has been selected by shareholders. However, because this is an advisory vote, this proposal is not binding upon the Company in any way and the CMDC and the Board of Directors may decide that it is in the best interests of shareholders and the Company to hold an advisory vote to approve executive compensation more or less frequently than the option approved by the shareholders. The CMDC and the Board of Directors highly value the opinions expressed by shareholders in their vote on this proposal, and will consider the outcome of the vote when making a decision about the frequency of future advisory votes on executive compensation.
Vote Required
The option that receives the highest number of votes cast by shareholders will be the advisory vote frequency selected by shareholders. However, as noted above, the voting on this proposal is advisory. Not later than 2029, we will have another vote to determine the frequency of this advisory vote.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE SELECTION OF “ONE YEAR” AS THE
SHAREHOLDERS’ PREFERENCE FOR THE FREQUENCY WITH WHICH SHAREHOLDERS ARE PROVIDED AN
ADVISORY VOTE ON OUR EXECUTIVE COMPENSATION PROGRAM

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 52

Executive Compensation
Compensation Discussion and Analysis
Our Compensation Discussion and Analysis describes the objectives and elements of our executive compensation program, its alignment with performance and 2022 compensation decisions regarding our NEOs.
CD&A Highlights

NEO Compensation Structure at a Glance
Our NEO Compensation Program contains the following key elements:
	ü	Competitive base salaries to recruit and retain top executive talent;
	ü	Annual cash incentive opportunities based on near-term financial and stewardship goals;
	ü	Long-term equity incentive plans that are primarily performance-based to reward achievement against long-term financial goals designed to create long-term shareholder value; and
	ü	Market-competitive benefit programs with limited perquisites.

2022 Payouts Aligned to Strong Financial Performance, Supported by Key Actions Taken
		Earnings			Earnings Per Share
Net earnings ($M)

$1,207
$1,852
$852
$1,476
$1,985
$1,131
$1,890
$2,473
$1,894
$2,171
2018
2019
2020
2021
2022

$8.95
$11.00
$6.89
$9.53
$16.85
$7.64
$17.06
$18.12
$17.41
$15.88
2018
2019
2020
2021
2022

Adjusted EBIT ($M)

GAAP EPS

Adjusted EPS

		Cash Flow	ü
Our executives acted to position Celanese to deliver resilient 2022 results, including our second highest annual Adjusted EPS and Adjusted EBIT during a year marked by supply chain and raw material cost challenges.

$1,558
$1,198
$1,454
$1,074
$1,343
$950
$1,757
$1,263
$1,819
$1,263
2018
2019
2020
2021
2022

Operating Cash Flow ($M)
			ü	Key controllable actions that drove our results include:
Free Cash Flow ($M)				t	Negotiated, signed, successfully financed and closed the acquisition of the majority of the Mobility and Materials business of DuPont (the M&M Acquisition), establishing Celanese as the pre-eminent global specialty materials company.

				t	Navigated raw material pricing and availability challenges through commercial actions and capital projects enhancing the flexibility of our network.

				t	Achieved production records at many facilities to support our customers’ demand.

Shareholder Return and Payout Highlights	ü	Adjusted EBIT(1) and Adjusted EPS(2) performance drove payouts of:
		t			93.7% for the 2022 Annual Incentive Plan company performance factor; and
		t			165.0% for our 2020-2022 performance restricted stock unit (PRSU) award.
ü
While total shareholder return(2) over the 1- and 3-year periods ended December 30, 2022 was less than that for industry peers in the Dow Jones US Chemical Index, we believe we are well-positioned to grow our business and increase shareholder value by executing on our business and deleveraging strategy.

(1) Adjusted EPS, Adjusted EBIT and Free Cash Flow are non-U.S. GAAP financial measures. See “Exhibit A” for information concerning these measures, including a definition and reconciliation to the most comparable U.S. GAAP financial measure.

(2) Total shareholder return, or TSR, reflects cumulative stock price appreciation plus dividends, with dividends deemed reinvested.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 53

Executive Compensation

Key 2022 Compensation Decisions		Key Pay and Governance Practices
The CMDC kept the structure of the Annual Incentive Plan largely consistent with prior years, increasing the portion of the company performance factor tied to working capital results in recognition of the importance of cash management in anticipation of the M&M Acquisition.		Practices designed to align pay with performance for shareholders and to mitigate risk include:
		ü	Independent compensation consultant reporting to the CMDC
The CMDC added a relative TSR modifier to the 2022-2024 PRSU grants to enhance alignment of payouts with shareholder outcomes.		ü	Challenging performance targets tied to metrics that are consistent with our strategy and long-term shareholder value creation
Certain NEOs received salary increases intended to maintain competitiveness with our compensation peer group.		ü	Use of absolute caps (annual incentive plan and PRSUs) and adjustments based on relative TSR performance (PRSUs), to align management pay with shareholder outcomes
		ü	Robust clawback policy
95%	of shareholder votes cast supported our say-on-pay vote at our 2022 Annual Meeting.	ü	Market-aligned stock ownership guidelines for NEOs
		ü	Annual risk assessment of our compensation policies and practices

Named Executive Officers
Our NEOs for 2022 are:

Named Executive Officer	Title
Lori J. Ryerkerk	Chair, Chief Executive Officer and President
Scott A. Richardson	Executive Vice President and Chief Financial Officer
Thomas F. Kelly	Senior Vice President, Engineered Materials
John G. Fotheringham(1)	Former Senior Vice President, Acetyls
A. Lynne Puckett	Senior Vice President, General Counsel and Corporate Secretary
(1) As previously announced, Mr. Fotheringham stepped down from his position on March 1, 2023, and his employment will be terminated following a period of up to six months of garden leave. He served in the role of Senior Vice President, Acetyls through all of 2022.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 54

Executive Compensation
We Follow Compensation Governance Best Practices
The CMDC and management periodically review the compensation and benefit programs for our NEOs and have adopted a number of practices to enhance our programs:

What We Do

ü	Pay for performance, including using a high percentage of performance-based restricted stock units for the annual equity grant to ensure a significant portion of NEO compensation is performance-based and to align management’s interests with shareholders
ü	Reference an appropriate peer group, evaluated annually to ensure it remains appropriate, when establishing compensation
ü	Include 100% independent directors on our CMDC
ü	Maintain robust anti-hedging and anti-pledging policies
ü	Conduct an annual ”say-on-pay” advisory vote
ü	Engage regularly with our shareholders to receive feedback on business, governance and compensation matters
ü	Balance short- and long-term incentives, aligning long-term incentives with future performance and shareholder returns
ü	Include caps on individual payouts under incentive plans
ü	Maintain a clawback policy, which can be triggered by a financial restatement, breach of our business conduct policy or certain restrictive covenants, and other matters, and which covers annual bonus and long-term incentive awards with a 3-year look back
ü	Maintain market-aligned stock ownership guidelines requiring our CEO to hold shares valued at 6x base salary (4x for other NEOs)
ü	Apply double-trigger vesting in the event of a change in control under our long-term equity awards (i.e., participant must have a qualifying termination after the change in control event to receive benefits)
ü	Condition executive grants of long-term incentive awards on execution of a non-solicitation / noncompetition agreement
ü	Retain an independent executive compensation consultant reporting directly to the CMDC
ü	Review annually executive compensation consultant and advisors for independence and performance

What We Don’t Do

X	No change in control excise tax ”gross-up” agreements
X	No excessive perquisites
X	No tax ”gross-ups” for perquisites, except for relocation and expatriate benefits
X	No employment agreements or multi-year compensation guarantees
X	No stock option repricing, reloads or exchanges without shareholder approval
X	No dividend equivalents paid on unvested equity awards
X	No excessive risk-taking in our compensation programs

In addition to maintaining good corporate governance, we have designed our annual incentive plan and long-term incentive plan to be aligned with best practices that mitigate against excessive risk. See “Compensation Risk Assessment.”

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Executive Compensation
Human Capital Management
We achieved our 2022 performance with a highly engaged, valued, dedicated, diverse and global workforce. We believe we demonstrated significant progress in our human capital efforts during 2021 and 2022.

	Key 2022 Accomplishments	2022 External Recognition
v	Completed comprehensive culture surveys of both the legacy Celanese employee populations and the ~4,500 employees joining through the M&M Acquisition.	v	Perfect Corporate Equality Index score from the Human Rights Campaign Foundation for the fourth consecutive year.
v
Completed and rolled out our Human Capital Scorecard, which serves as a ‘dashboard’ of key metrics for the CMDC and management to help track progress and identify opportunities for continued improvement.
		v	Again named a “Noteworthy Company” for Diversity by DiversityInc, based on our diversity metrics, programs, leadership accountability and community efforts.

Highlights from our 2022 Culture Survey:
Celanese employees were asked to select phrases that best described their workplace experience:
•57% of legacy Celanese participants chose “Diverse and Inclusive”
•“Open-minded and inclusive culture; embracing of diversity” was the most commonly-chosen attribute, with over 40% of legacy Celanese respondents choosing this as a top-five sentiment

Human Capital Scorecard. The Human Capital Scorecard, developed during 2021 and early 2022, provides the CMDC and our leadership with insight into our performance against key metrics that align to enterprise elements of our Human Capital strategy and inform our focus and actions. The data within the Human Capital Scorecard allows management and the CMDC to identify workforce demographics and trends across role categories, geographies, hiring, promotion, attrition and other areas. Through this identification of internal trends, and the review of peer data for external benchmarking where appropriate, management and the CMDC are able to more effectively identify success and opportunity areas.
Board and CMDC Oversight. Our CMDC and the full Board of Directors have a structured approach to regularly review and oversee the following key talent and human capital matters.

Key Areas of CMDC Oversight (in addition to executive compensation matters)		Additional Areas of Oversight by the Full Board
ü	Diversity, equity and inclusion, including recruitment and retention initiatives	ü	CEO succession planning and support of the CMDC’s performance review for the CEO
ü	Human capital metrics, including workforce composition, skills and pay equity	ü	Review of the CMDC’s work on other senior leadership succession planning
ü	Succession planning, including senior leadership
ü	Integration of talent strategy with business goals
ü	Health and wellness and other workforce wellbeing matters
Diversity, Equity and Inclusion. We believe that intentionally providing an inclusive workplace and employing a diverse workforce empower us to think more creatively, act more innovatively and deliver more value for our customers and shareholders. In recent years, with the support of the Diversity, Equity and Inclusion Council and with

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 56

Executive Compensation
the benefit of insights from the new Human Capital Scorecard, we have sought and made significant progress in this area:
•We promote employee engagement through 59 chapters of nine different Employee Resource Groups (ERGs) designed to inspire, develop and increase the visibility, representation and promotion of underrepresented groups.
•We engage with trade associations and engineering groups to enhance our recruiting pipeline of diverse employees, including a global university and vocational recruiting strategy that targets several historically Black colleges and universities (HBCUs) and professional organizations.

Women represent:		People of Color represent:
25% of our global workforce(1)	2 of our 5 NEOs	30% of our U.S. workforce(1)	1 of our 10 Board Nominees
44% of our senior leadership team(1)	5 of our 10 Board Nominees	13% of our senior leadership team(1)
(1) Reflect year-end 2022 estimates (other than NEO and Board member data, which reflect current compositions of those groups).
Health, Safety and Environmental Stewardship. We believe in continuous improvement of our safety environment by building competency in our people and having a comprehensive management system built from recognized safety practices around the globe. Through deliberate actions, we have improved our employee safety, process safety and environmental incident metrics in recent years. See “Human Capital Resources” in our most recent Annual Report on Form 10-K filed with the SEC, for more information.
We have reflected our commitment to these stewardship goals through our long-standing practice of including them as part of our annual incentive program for our approximately 1,000 bonus-eligible employees for the last 15 years. For more information, please see “Annual Incentive Plan Awards.”
Talent Development. At Celanese, we are committed to fostering an engaging and inclusive workplace with opportunities for collaboration, development and leadership. Our talent management strategies guide our approach to acquiring talent, managing performance, developing bench strength, supporting growth and helping employees reach their fullest potential.
We believe in giving employees clear opportunities to pursue their individual career goals and helping our leaders be a resource, champion and coach. We provide online courses, leadership webinars and other resources to support employee development.

Spotlight on Employee Development
In January 2022 we launched a new Manufacturing Technical Training Program, which includes 50+ on-demand courses in technology, engineering, project management, and EHS.
Our global Talent Portal houses tools and resources to support employees in owning their career paths and aid leaders in engaging daily with their teams through feedback, coaching, and development.
Leveraging a hybrid model of virtual classes and leadership application sessions, over 90% of people managers in the legacy Celanese Commercial and Corporate teams participated in our foundational leadership series during 2021 and 2022.

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Executive Compensation
2022 Say on Pay Vote and Shareholder Engagement
At our 2022 Annual Meeting of Shareholders, our “say-on-pay” proposal received the support of 95% of votes cast. The CMDC believes that this high level of continued support reflects alignment of our executive compensation plan design with long-term shareholder outcomes, as well as the Company’s responsiveness to our shareholders’ perspectives.
As described above under “Governance — Shareholder Engagement”, we conducted an outreach effort during the fall and winter of 2022-2023 directed at holders of 57% of our common stock. During 2022 and early 2023 we met with holders of approximately 38% of our common stock, at which senior representatives of our executive, corporate governance, human resources and investor relations teams met with shareholders to discuss our ESG and sustainability initiatives, M&M Acquisition integration, governance, human capital and executive compensation. The feedback we receive through our shareholder engagement process is invaluable to our Board and the CMDC and an essential part of their decision-making processes.
Shareholder Feedback in 2022 and Early 2023 Related to Executive Compensation and Human Capital, including Diversity, Equity and Inclusion
During 2022 and early 2023, our shareholders provided valuable commentary and insights into our compensation and human capital practices and disclosures as described below.

Feedback We Heard	Our Perspective and Response
● Support for the overall structure of our compensation programs. ● Questions on whether and how the M&M Acquisition might impact our compensation programs going forward.
● The CMDC continuously evaluates the optimal structure of our annual and long-term incentive plans in order to align our NEOs’ compensation with shareholder outcomes.
● The CMDC has refined our annual incentive plan structure for 2023 to tie closely to our strategic objectives, including a free cash flow metric and the use of Adjusted EBITDA as the earnings metric. See page 69 for more details.

● Positive feedback on our disclosures regarding workforce diversity ● Questions on how we use workforce data to measure and evaluate progress and opportunities.
● We believe that offering an inclusive workforce environment helps us recruit and retain a diverse workforce key to driving innovation, creativity and growth. We believe the results of the our 2022 culture survey of Celanese employees, described on page 56, show that this focus is recognized by our employees.
● Key elements of our strategies with respect to diversity, equity and inclusion, including the Human Capital Scorecard used by the CMDC and executive leadership to oversee progress and opportunities, are discussed above under “Human Capital Management.”

● Interest in our strategy for integrating the ~4,500 employees who joined us through the M&M Acquisition.
● We completed culture surveys of legacy Celanese and newly-joined M&M employees, and are using the results for insights into the cultures of the two organizations and how we can optimize workforce results and integration going forward.

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Executive Compensation
Compensation Philosophy and Elements of Pay
Compensation Philosophy
Our focus is to deliver continued earnings growth, return on capital, and superior long-term value creation for our shareholders. To that end, we have adopted a pay-for-performance compensation program that is designed to reward executives for superior company and individual performance through awards of annual- and long-term incentives, and to align management’s interests with those of shareholders. At the same time, these programs are intended to be competitive with our peer companies to allow us to attract and retain highly qualified talent. We believe that our compensation program is both attractive to our executives and aligned with the best interests of our shareholders. Our CMDC has designed our executive compensation program based on principles that reflect these objectives, and we believe these principles have contributed to our strong performance.
Compensation Objectives
The objectives of our compensation program are to provide pay that is competitive, performance-based, aligned with the interests of our shareholders, and focused on attracting, rewarding and retaining talent as described below:
•Competitive – pay should be set at a level for the role that recognizes the knowledge, skills, experience and attributes of our executives and is competitive with our peers against whom we compete for executive talent;
•Performance-Based – pay should reward individual and Company performance when short- and long-term goals are met or exceeded and when, over time, Company performance compares favorably to competitors and peers, and likewise, should provide for lower payouts when such targets and objectives are not met;
•Aligned with Shareholder Outcomes – plans should encourage long-term increases in shareholder value; and
•Focused on Talent – pay should be designed to attract, motivate and retain talented leaders.
Elements of Compensation
The table below summarizes the 2022 elements of our compensation program for NEOs and how each element supports our pay-for-performance philosophy:

Compensation Element	Basis for Performance Measurement	Alignment with Principle of Pay-for-Performance	Page
Short-Term Annual Cash Compensation
Base Salary	Individual performance and contributions based on primary duties and responsibilities	Competitive compensation element required to recruit and retain top executive talent; pay for primary duties and responsibilities	63
Annual Incentive Plan (Bonus)	Performance-based, cash incentive opportunity	Rewards performance against short-term financial and stewardship goals	63
	■ Adjusted EBIT and working capital as a percentage of net sales
	■ Stewardship metrics (injuries, process safety, the environment and product quality)
Long-Term Incentive Awards (Equity)
Performance- based RSUs	Performance-based, long-term equity incentive plan: company performance and stock price	Rewards performance against long-term financial goals that are tied to corporate strategy	69
	■ Adjusted EPS and ROCE over a three-year performance period, with a potential payout modifier based on TSR performance relative to companies in the Dow Jones US Chemical Index
Time-based RSUs	Time-based, long-term equity incentive plan: stock price	Granted annually as part of the long-term incentive plan to facilitate ownership and employee retention, or in special circumstances such as to attract a talented new hire	69
Employee Benefits
Retirement Plans	Retirement Savings Plan	Competitive compensation element required to recruit and retain top executive talent	74
	Supplemental Retirement Savings Plan		84
	Retirement Pension Plan		84
Severance Arrangements	Executive Severance Benefits Plan		87
	Change in Control Agreements		87
Deferral of Compensation	Deferred Compensation Plan		86

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Executive Compensation
Setting Total Compensation

We establish overall target total compensation for each NEO and then allocate that compensation among base salary, annual incentive and long-term incentive opportunities. While no specific formula is used to determine the allocation between cash and equity-based compensation, when allocating these compensation elements we generally utilize a compensation mix more heavily weighted towards performance-based compensation. The CMDC strongly believes that the CEO’s compensation should be heavily weighted towards variable and long-term incentive awards to align her compensation with shareholder interests. The target pay mix for our CEO for 2022 is highlighted to the right, with approximately 88% performance-based or “at risk.”

Target Level of Compensation
•To establish the appropriate target level of compensation for the CEO and each other NEO, each compensation element is reviewed by the CMDC relative to market data for the role within our compensation peer group.
•The CMDC’s philosophy is to use the median of our compensation peer group as a guideline for establishing target total direct compensation (base salary plus target annual incentive plan award plus the grant value of long-term incentive awards). Individual position considerations such as tenure, experience level, scope of role, personal impact on Company results, individual performance and relative compensation amounts across executives also impact how compensation is calibrated relative to market norms. The CMDC also considers general industry compensation survey data presented by the independent compensation consultant, since the talent market for many of our executives is broader than the companies in our compensation peer group.
•A significant portion of the total compensation of each NEO is performance-based. As a result, realized compensation is determined by Company performance and, further, with respect to the annual incentive bonus plan, individual performance against pre-established objectives.
•To the extent that we exceed our annual or multi-year performance targets, we create incremental shareholder value and/or an NEO significantly exceeds individual performance objectives, our compensation program is designed to reward such performance by paying total compensation that is greater than the median level of similar roles within the compensation peer group.
•Conversely, to the extent that we underperform against our annual or multi-year performance targets, we fail to create shareholder value and/or an NEO underperforms with respect to individual performance objectives, our compensation program is designed to pay total compensation that is lower than the median level of similar roles within the compensation peer group.

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Although the CMDC strives to set target compensation at levels that are competitive with our compensation peer group, it does not rigidly adhere to any particular market reference point in determining executive compensation.
Our Use of Peer Groups
The CMDC uses peer groups for both: (i) benchmarking NEO compensation and (ii) determining relative total shareholder return (TSR) performance under our performance-based long-term equity awards.
Compensation Peer Group. Each year, the CMDC’s independent compensation consultant provides an analysis of compensation data and practices from a select group of peer companies in the chemical industry. The CMDC, with the assistance of its independent consultant, identifies the companies to be included in the compensation peer group.

What we look for in our compensation peer group		How we use the compensation peer group

ü	Comparable market capitalization	ü	As an input in developing base salary ranges, annual incentive targets and long-term incentive award ranges
ü	Comparable total revenues
ü	Presence of major global operations	ü	To assess competitiveness of total direct compensation
ü	Similar business complexity	ü	To benchmark annual incentive bonus and long-term incentive plan designs as well as the form and mix of equity and cash retainer for non-employee directors
ü	Participants in the chemical industry
		ü	To evaluate share utilization (overhang levels and run rate)
		ü	To benchmark share ownership guidelines
		ü	As an input in designing compensation and benefit plans

Our CMDC reviews the compensation peer group annually in consultation with the independent compensation consultant to ensure that the individual companies in the group continue to be appropriate and that the group as a whole is appropriate. The CMDC reviewed the compensation peer group during 2021 and determined not to make any modifications to the peer group used for considering 2022 pay levels.
In anticipation of the closing of the M&M Acquisition, in mid-2022 the CMDC with its independent compensation consultant reviewed and updated the compensation peer group for purposes of setting 2023 compensation. During the review, the CMDC sought to ensure that the compensation peer group remained reasonable relative to the increased size and complexity of the Company following the completion of the M&M Acquisition, and that the compensation peer group would continue to be representative of the market for executive talent in which we compete.
The independent compensation consultant identified companies (1) in the chemical industry, (2) with revenues in a range around Celanese’s projected post-transaction annual revenue (generally from one-half to three times our projected post-closing 2023 revenue), (3) that were not already in the compensation peer group, and the CMDC considered these and other factors.
As a result of this review, the Committee approved changes to the compensation peer group (subject to the closing of the M&M Acquisition, which occurred on November 1, 2022) for purposes of the 2023 compensation setting process.
The following table shows (1) the compensation peer group used by the CMDC in setting target pay for 2022, (2) the companies added and removed from the compensation peer group in connection with the M&M Acquisition and (3) the compensation peer group used by the CMDC in setting target pay for 2023.

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Peer Group for 2022 Compensation	Changes to Group following M&M Acquisition		Peer Group for 2023 Compensation
Air Products and Chemicals, Inc.			Air Products and Chemicals, Inc.
Albemarle Corporation	+	Corteva, Inc.	CF Industries Holdings, Inc.
Ashland Inc.		DuPont de Nemours, Inc.	Corteva, Inc.
Avient Corporation		Linde plc	DuPont de Nemours, Inc.
Axalta Coating Systems Ltd.		Olin Corporation	Eastman Chemical Company
CF Industries Holdings Inc.		The Mosaic Company	Ecolab Inc.
Eastman Chemical Company		Westlake Corporation	Huntsman Corporation
Ecolab Inc.			International Flavors & Fragrances Inc.
FMC Corporation			Linde plc
Huntsman Corporation	-	Albemarle Corporation	LyondellBasell Industries NV
International Flavors & Fragrances Inc.		Ashland Inc.	Olin Corporation
LyondellBasell Industries N.V.		Avient Corporation	PPG Industries, Inc.
PPG Industries, Inc.		Axalta Coating Systems Ltd.	RPM International Inc.
RPM International Inc.		FMC Corporation	The Chemours Company
The Chemours Company			The Mosaic Company
The Sherwin-Williams Company			The Sherwin-Williams Company
Westlake Corporation
Relative Stock Performance Peer Group. The companies used to determine relative total shareholder return (relative TSR) for purposes of determining 2022-2024 PRSU payouts consist of the companies in the Dow Jones US Chemical Industry Index as of December 31, 2021. The CMDC believes the companies in this index are representative of companies that face similar operational, demand, competitive and macroeconomic environments as we do and therefore represent an effective group for comparison of our relative TSR results. These companies are listed below:

Air Products and Chemicals, Inc.	Ingevity Corporation
Albemarle Corporation	International Flavors & Fragrances Inc.
Ashland Inc.	Linde plc
Axalta Coating Systems Ltd.	LyondellBasell Industries N.V.
Celanese Corporation	NewMarket Corporation
CF Industries Holdings, Inc.	Olin Corporation
Corteva, Inc.	PPG Industries, Inc.
Dow Inc.	RPM International Inc.
DuPont de Nemours, Inc.	The Chemours Company
Eastman Chemical Company	The Mosaic Company
Ecolab Inc.	The Scotts Miracle-Gro Company
Element Solutions Inc.	Valvoline Inc.
FMC Corporation	Westlake Chemical Corp
Huntsman Corporation

(Companies in bold text are also in the 2023 compensation peer group)

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Executive Compensation
Compensation Decisions
Base Salary
The CMDC reviews and approves annually the base salaries for the CEO and each of the other NEOs. In making a determination of the appropriate level of an NEO’s base salary, the CMDC considers a number of factors, including (i) the scope, complexity, and financial or business impact of the executive’s position, (ii) the executive’s level of expertise, experience and individual performance, (iii) how the executive’s base salary compares to that of the Company’s other executives, and (iv) how the executive’s base salary compares to the base salary of similarly situated executives at companies in our compensation peer group or in compensation surveys we review. As a result of these factors, base salaries may be set higher or lower than the median level of similarly situated executives at companies in our compensation peer group, when appropriate.
The Company’s pay philosophy is that, in general, the pay for individuals new to a role should work toward the desired competitive pay positioning over time as they gain experience in the role. In most cases, the individual’s pay is expected to reach the desired competitive positioning within 1-3 years after taking the role.
The CMDC approved base salaries for our NEOs effective in March 2022, based on the application of the above factors. Ms. Ryerkerk, Mr. Fotheringham and Ms. Puckett received salary increases of approximately 6%, 6% and 12%, respectively, which were intended to maintain competitiveness for these roles and also took account of the CMDC’s consideration of changes to the scope and complexity of these positions. Base salaries as approved in February 2022 are set forth in the table below.

Named Executive Officer	2022 Base Salary
Lori J. Ryerkerk	$1,275,000
Scott A. Richardson	$685,000
Thomas F. Kelly	$585,000
John G. Fotheringham(1)	$585,000
A. Lynne Puckett	$600,000
(1) Mr. Fotheringham is based in the United Kingdom and his salary was paid in British pounds (GBP or £). His base salary was expressed in U.S. dollars at the time approved by the CMDC for 2022 and was converted to his GBP-denominated base salary using an average of the exchange rates over the 90 days prior to such CMDC determination, which was $1.345/£1.00.

Annual Incentive Plan Awards
Plan Summary
The CMDC approves a target annual incentive plan award, expressed as a percentage of salary, for each NEO based on market data for his or her position and level within the organization. Target bonus percentages for each NEO are shown below. For 2022, the actual annual incentive plan award that an NEO (other than our CEO) could potentially receive ranged from 0% – 300% of his or her target award based on our achievement of financial and stewardship performance targets and the achievement by the NEO of individual personal objectives established at the beginning of the year. See "2022 Business Performance Summary” below for the performance measures established for 2022 and the results against them.
Individual performance modifier for NEOs other than the CEO. The CMDC believes that individual performance modifiers are valuable compensation components that can reward qualitative performance and value creation within each NEO’s area of responsibility or, alternatively, reduce payouts for individual performance that does not

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meet performance expectations. Our CEO recommends to the CMDC an individual performance modifier for each NEO (other than herself) after the end of the fiscal year based on her assessment of each such NEO’s performance against his or her individual objectives established at the beginning of the year.
As in 2021, the individual performance modifier did not apply to the annual incentive plan award granted to our CEO for 2022. The CMDC believes that the CEO holds ultimate accountability for the performance of the organization as a whole, and therefore her annual incentive plan payout is based solely on the Company’s performance against the quantitative performance objectives set forth by the CMDC, which are described in detail below under "2022 Business Performance Summary.”
Payout Formula. The formula for determining annual bonus payouts is as follows:

TARGET BONUS				BUSINESS RESULTS		INDIVIDUAL RESULTS		ANNUAL BONUS

Eligible Earnings	X	Target Bonus %	X	Business Performance Modifier [0-200%]	X	Individual Performance Modifier [0-150%]	=	Annual Performance Bonus Award [0-300%]
(Does not apply to CEO)

Eligible earnings is defined as the actual amount of base pay that is earned for the year, including the effect of any base salary adjustments made part-way through the year. The annual incentive plan award is paid in February or March of the year following the end of the performance period.
Target Annual Award Amounts. The 2022 target annual performance bonus award expressed as a percentage of eligible earnings for each of the NEOs is set forth in the following table. The CMDC determined to increase the target annual incentive plan bonus amount by 5% of salary for each of Ms. Ryerkerk, Mr. Richardson, Mr. Kelly and Mr. Fotheringham to more closely align with competitive benchmarking for these roles.

Named Executive Officer	Target Annual Incentive Plan Bonus (% of Eligible Earnings)
Lori J. Ryerkerk	135%
Scott A. Richardson	90%
Thomas F. Kelly	75%
John G. Fotheringham	75%
A. Lynne Puckett	75%

2022 Company Performance Goals and Objectives
The 2022 annual incentive plan metrics were set in February 2022 and included Adjusted EBIT, working capital as a percentage of net sales, and stewardship goals relating to occupational and process safety, the environment and product quality. Within each of these performance metrics, there are three incremental performance levels: threshold, target and superior. These goals require a high level of performance during the one-year performance period to be achieved. Threshold and superior levels are designed to provide a smaller award, or potentially no award, for lower levels of performance (threshold) as well as to reward exceptional levels of performance (superior).
The structure of the 2022 annual incentive plan was substantially similar to the structure used in recent years, as the CMDC continues to believe that the structure and metrics used appropriately motivate and reward achievement of

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key short-term objectives that drive company performance and shareholder value. When the CMDC set the performance goals for the 2022 annual incentive plan in February 2022, they considered our performance in 2021, our 2022 annual operating plan and our strategic plan to drive long-term earnings growth over time in various economic scenarios. The CMDC set the threshold, target (or target range) and superior levels for Adjusted EBIT and working capital as a percentage of net sales in the 2022 annual incentive plan to be in line with our internal, confidential business plan as of February 2022, taking into account potential business scenarios and risks as well as known business headwinds and tailwinds. The goal levels did not incorporate the planned M&M Acquisition as the timing of signing and closing of the acquisition were not certain at the time the goals were set. Consistent with this approach, the 2022 payout results also excluded the impact of the M&M Acquisition and contributions from the acquired M&M business as noted below.
The CMDC recognized the importance of efficient cash generation and management for 2022 due to the increased leverage associated with the anticipated M&M Acquisition and the overall macroeconomic environment, and increased the weighting of the working capital metric from 15% to 20% of annual incentive plan performance, and made a corresponding reduction in the Adjusted EBIT portion from 65% to 60%.
Adjusted EBIT Metric. The CMDC set a range for the achievement of target results for Adjusted EBIT (the target range), detailed below under “2022 Business Performance Summary.” The CMDC made this determination due to economic volatility and the difficulty of forecasting in February 2022, as well as the potential variability anticipated in our internal annual operating plan.
The threshold, target range and superior levels for Adjusted EBIT were set at levels that the CMDC considered ambitious and rigorous in light of anticipated business trends described in the table below. Achievement against these goals was expected to require management to drive growth in our Engineered Materials business to offset a forecasted decline in Acetyl Chain earnings, as the Acetyl Chain was expected to see moderation in pricing following unprecedented 2021 levels.

2022 AIP Goal Setting: Key Trends and Factors Forecasted to Impact 2022 Performance
Acetyl Chain		Engineered Materials
s	Additional global production capacity	s	Growth in base business volume
s	Anticipated pricing moderation off of tight 2021 industry and pricing conditions	s	Energy surcharges to pass along higher costs
s	Moderately increased costs due to raw material cost inflation	s	Full-year benefit of a production capacity expansion completed in 2021
Working Capital Metric. The levels of working capital as a percentage of net sales required to achieve threshold, target and superior levels of performance were set at levels reflecting improvement over the goals set for 2021 and in line with our internal annual operating plan.
Stewardship Metrics. As part of our continued commitment to environmental, social and governance issues, we have included stewardship metrics in our annual incentive programs for the last 15 years. The target and superior performance goals for the stewardship metrics 2022, which are based on numbers of absolute incidents, reflected reduced numbers of incidents compared to the average of the prior two years. The quality goals were set to exclude the Santoprene business (an acquisition we closed in December 2021) during product integration in its first full calendar year of ownership, and reflected significant improvement over the goals set for the prior year.

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2022 Business Performance Summary
In February 2022, the CMDC approved the 2022 annual incentive plan metrics as set forth below. The threshold, target (or target range) and superior performance levels approved by the CMDC in February 2022, the actual performance achieved, and the corresponding payout percentages are set forth in the table below. The CMDC determined to exclude from the payout calculation the results from the M&M business acquired from DuPont, which transaction closed on November 1, 2022.

Metric	Weighting	Threshold	Target	Superior	Actual	Achievement	Payout
Adjusted EBIT Amount(1) ($ million)	60%	$1,700	$2,000- 2,200	$2,400	$2,171	100%	60%
Working Capital as % of net sales(2)	20%	21.0%	18.0%	15.0%	19.5%	77%	15.4%
Stewardship:
Occupational Safety(3)	5%	20	15	13	29	—%	—%
Process Safety(4)	5%	12	9	8	11	66%	3.3%
Environment(5)	5%	13	9	8	9	100%	5.0%
Quality(6)	5%	8	6	5	3	200%	10.0%
Aggregate Business Performance Modifier(7)							93.7%
(1)Adjusted EBIT is defined as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, refinancing expense and taxes and further adjusted for Certain Items. See “Exhibit A”.
(2)The working capital component is defined as (a) third-party accounts receivable plus (b) inventory less (c) third-party accounts payable, divided by (d) net sales annualized, computed monthly and compared with monthly targets. To incent management to focus on working capital based on the monthly needs of the business, the annual incentive plan consists of monthly working capital targets — each with threshold, target and superior levels — with performance measured monthly. The achievement noted in the table reflects the average of the monthly performance results compared to the monthly targets. Consistent with our historical approach, capital excludes the working capital associated with acquisitions closed in 2022 (including the M&M Acquisition).
(3)For purposes of assessing occupational safety, the number of Company injuries is expressed as actual recordable injuries and lost time injuries (as defined in OSHA regulations) of our employees and on-site contractors world-wide, exclusive of employees and contractors of our recently acquired companies.
(4)Process safety includes the actual number of incidents of an unplanned or uncontrolled release of primary containment in a process that results in an injury, fire, explosion, community impact or exceeds a threshold quantity.
(5)Environmental stewardship includes the actual number of serious and major chemical releases into the environment (defined as a release that is greater than 15% of the reportable quantity).
(6)Quality stewardship includes the actual number of product quality incidents measuring ‘high-severity’ using our internal quality notification definitions.
(7)Actual annual incentive plan payouts are further impacted by the individual performance modifiers assigned by the CMDC to each NEO (other than the CEO).

Individual Performance Assessments: Process and 2022 Assessments
Purpose and Process
Process for CEO. At the beginning of each fiscal year, the CEO and the CMDC jointly set the annual, individual performance objectives for the CEO. The performance objectives reflect input from all independent members of the Board. Performance against objectives is reviewed throughout the year on a periodic basis.
At the end of the fiscal year, the CEO submits to the CMDC and the full Board a performance self-assessment. The performance assessment is based on factors such as achievement of company and individual objectives and contributions to our financial performance.

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Process for other NEOs. At the beginning of each fiscal year, the CEO develops the individual performance objectives for each NEO (other than herself) in consultation with each such NEO, subject to review and approval by the CMDC.
At the end of the fiscal year, the CEO conducts a final review with each of her direct reports, including each NEO, and rates their individual performance. The CEO then submits to the CMDC a performance assessment and compensation recommendation for each of the other NEOs. The performance evaluations are based on factors such as achievement of company and individual objectives and contributions to our performance.
CMDC Decisions. The CMDC refers to the individual performance of the CEO and the other NEOs in determining any merit increases in base salary as well as, for NEOs other than the CEO, the individual performance modifiers for the annual incentive plan.
The CMDC, with input from the full Board and the independent compensation consultant, determines in executive session the CEO’s base salary, target bonus and long-term incentive awards for the new year. The CMDC reviews and approves these amounts and the individual performance modifiers for the other NEOs, based in part on the recommendations by the CEO.
NEO Performance Assessments for 2022
Our NEOs’ 2022 individual performance objectives revolved around the following primary themes:
•driving continuous improvement in safety, quality and reliability;
•     establishing strong integration and synergy frameworks, to support the successful integration of the M&M Acquisition;
•     building a diverse leadership pipeline through purposeful development to advance successor readiness for critical roles and align talent to key business opportunities;
•     progressing digitalization and automation solutions to drive operational excellence, improve the employee and customer experience, and create competitive advantage;
•     investing in our people, processes, plants and innovation engine to support strategic growth initiatives and deliver results;
•     continuing to advance ESG strategy, including through developing targets and increasing our portfolio of sustainable offerings to meet current and future customer needs; and
•     building on our reputation as a steward of our resources and a community partner.
CEO. The CMDC considered the following individual achievements of our CEO as part of her 2022 performance assessment:
•Led Celanese to its second-best annual financial performance in 2022 in the face of a dynamic and challenging industry and macroeconomic environment, including adjusted EBIT results for both the Acetyl Chain and Engineered Materials that were above internal targets;
•Negotiated, signed and closed the M&M Acquisition, by far the largest in recent Company history, expanding our product offerings, creating a larger and more diversified business, and establishing Celanese as the preeminent global specialty materials company;
•Drove numerous facility production records, building on capital projects and facility reliability improvements;
•Led further Company progress on sustainability and ESG initiatives and disclosure, including developing and establishing company-wide greenhouse gas intensity reduction targets through 2030 and progressing the other 2022 initiatives described above in “Environmental, Social and Governance Update” in the Proxy Summary and “Human Capital Management” in this Compensation Discussion & Analysis; and
•Continued to advance efforts to promote a diverse and inclusive workforce, with a significant percentage of external hires globally being female and, within the United States, being people of color.

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Although these achievements were relevant in assessing overall CEO compensation, as noted above, the CEO’s annual incentive award for 2022 does not include an individual performance modifier.
Other NEOs. For other NEOs, the CMDC noted the achievements against their objectives described below, among others.

Executive	Key Achievements in 2022
Scott A. Richardson	ü	Played a critical role in the negotiation and closing of the M&M Acquisition, including pre-closing synergy and integration planning and execution as well as financing the transaction in a challenging debt market.
	ü	Led actions that drove robust free cash flow in a soft demand environment in the latter part of the year.
	ü	Led initiatives to deliver significant productivity efficiencies, tax efficiencies and incremental earnings from business restructuring.
Thomas F. Kelly	ü	Led product manufacturing expansions to support future growth, and delivered cost reductions in an environment of raw materials and logistics inflation.
	ü	Completed key business, commercial and cultural integration and value capture planning and execution for the M&M Acquisition, and led the successful commercial integration of the Santoprene acquisition.
	ü	Launched sustainable product offerings, and enhanced the pipeline for future products.
A. Lynne Puckett	ü	Legal leadership of diligence and negotiation of the M&M Acquisition, including assessing risks and completing the closing on a compressed timeline.
	ü	Drove advancements in our sustainability strategy including improved sustainability reporting, establishment of environmental and GHG intensity reduction goals and oversaw assurance of environmental reporting.
	ü	Increased diversity within the legal team through new hires.
Mr. Fotheringham’s individual performance modifier was assessed at 100% pursuant to the terms of the settlement agreement entered into in connection with his departure from the Company.
Based on the CMDC’s evaluation of the NEOs’ individual performance during 2022, it awarded annual incentive awards to the CEO and remaining NEOs as set forth in the “2022 Summary Compensation Table” below under the “Non-Equity Incentive Plan Compensation” column.
Looking Forward: 2023 Annual Incentive Plan
The CMDC continues to believe that the general design of the annual incentive plan effectively incents management to focus on the key metrics that drive positive business outcomes and shareholder value, and that the metrics under the program work effectively together with the LTI plan design to drive shareholder value creation.
Following the completion of the M&M Acquisition, however, the CMDC made refinements to the plan structure for 2023 as set forth in the table below. The CMDC believes these refinements to the structure will serve to more closely focus our executives’ efforts on key near-term strategic metrics (including in particular our leverage) following the completion of the M&M Acquisition, the largest in our recent history.

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Refinement to Annual Incentive Plan Structure	Rationale
Use of Adjusted EBITDA(1) as the primary financial metric (in lieu of Adjusted EBIT)(1)	ü
More closely ties our team’s efforts and results to value creation for investors, as Adjusted EBITDA(1) multiples are key to how investors assess value in our industry (including how we assess valuation of acquisition targets).

	ü	Adjusted EBITDA(1) is critical to our leverage ratio, and this metric serves to focus our teams on deleveraging and achieving our long-term leverage targets.
	ü	Removes the effect of significant transaction amortization expenses from recent acquisitions (including most significantly the M&M Acquisition), which are outside the control of our team.
Use of Free Cash Flow(1) as the primary cash metric (in lieu of working capital as a percentage of sales)	ü
As compared to the existing working capital metric, tying plan results to free cash flow(1) increases the number of employees across our business, manufacturing and functional teams that can take controllable actions to directly impact results.

	ü	Free cash flow(1) is a key metric for our deleveraging and key valuation measure that we believe is used more broadly by our shareholders.
Applying a cap of 200% to the total annual incentive payout (versus 300%), including the effect of modifiers	ü	Aligns to compensation peer group benchmarking.
(1) Adjusted EBIT, Adjusted EBITDA and Free Cash Flow are non-U.S. GAAP financial measures. See “Exhibit A” for information concerning these measures including a definition and reconciliation to the most comparable U.S. GAAP financial measure.
Long-Term Incentive Compensation
Plan Summary
Long-term incentives in the form of performance-based and time-based restricted stock units support our compensation philosophy and objectives. The CMDC annually grants long-term incentive awards to our NEOs with overlapping performance periods to provide them with personal financial motivation to help us reach our longer-term goals. In addition to providing the officer with a long-term stake in our success, we believe these awards also serve as a significant retention tool. The Company currently makes these awards under our shareholder-approved 2018 Global Incentive Plan (the “2018 GIP”).
These awards are intended to focus the NEOs on future company performance, and the actual value realized by a NEO will depend on our stock price and financial performance over time and the NEO’s continued employment with the Company. Annual long-term incentive grants to NEOs are heavily performance-weighted; in recent years, including 2022, at least 70% of each NEO’s annual long-term incentive award has been in the form of PRSUs, with the remaining portion in time-based RSUs that vest in three equal installments on the first three anniversaries of the grant.
The following table summarizes the principal design elements of our performance-based long-term equity awards.

Feature	Performance-Based PRSU Awards
Form of award	Performance-vesting restricted stock unit
Performance period	Three years(1)
Performance measure(s)	Adjusted EPS(2) (70%) (earnings measure) and Return on Capital Employed (ROCE)(2) (30%) (return measure)
Threshold payout	50% of target
Maximum payout	200% of target
Relative TSR Payout Modifier
2022 PRSUs: Modifies PRSU payouts by plus or minus 20% based on our stock price performance relative to companies in the Dow Jones US Chemical Index.
Years prior to 2022: PRSU payouts limited if our TSR over the performance period falls below certain levels relative to the S&P 500 index of companies.

Dividends on unvested awards	None
(1) PRSUs granted to NEOs in 2021 included an 18-month performance period for 50% of the PRSUs and three-year performance period for the remaining 50% of the PRSUs. The performance results for the initial 18-month tranche are described below under “Payouts on Previously-Granted

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LTIP Awards”
(2) Adjusted EPS and ROCE are non-U.S. GAAP financial measures. See “Exhibit A” for information concerning these measures including a definition and reconciliation to the most comparable U.S. GAAP financial measure.
LTIP Awards Granted in 2022
In February 2022, the CMDC approved a long-term incentive plan design (the “2022 LTIP”) under the 2018 GIP pursuant to which each NEO’s grant was delivered 70% in PRSUs and 30% in RSUs.
PRSUs granted on February 9, 2022 will vest on February 15, 2024, subject to adjustment (0-200% of targeted amount) based on the Company’s achievement of target levels of Adjusted EPS and Return on Capital Employed (ROCE) during a three-year performance period from January 1, 2022 through December 31, 2024. The Adjusted EPS targets are meaningfully higher than the targets set for the PRSUs granted in 2021, to incent leadership to drive meaningfully increased earnings and shareholder value. The ROCE targets were set based on our annual operating plan as well as after consideration of the impact of the Santoprene acquisition completed in December 2021, and targets reflect continuation of our historical industry-leading performance on this metric. The PRSU metrics initially set in February 2022 excluded the impact of any incremental M&A, including the M&M Acquisition which had not been signed at the time of grant.
We disclose the specific performance targets for our long-term incentive plans after completion of the relevant performance period as we view the target-setting as competitively sensitive. We will show the performance targets and results for second (36-month) tranche of the 2021 PRSUs in the spring 2024 Proxy Statement and for the 2022 PRSUs in the spring 2025 Proxy Statement, in each case after completion of the applicable performance period.
Additionally, to further align management compensation payouts with shareholder outcomes, the CMDC replaced the TSR limiter used in previous years with a TSR modifier that can modify PRSU payouts (as determined by Adjusted EPS and ROCE performance) by plus or minus 20% based on our relative stock performance compared to an index of industry peers, the companies in the Dow Jones US Chemical Index as of December 31, 2021, as follows:

Relative TSR Compared to the Dow Jones US Chemical Index	PRSU Award Payout Modifier
Less than the 25th percentile	80%
25th - 75th percentile	100% (i.e. no modification to payout)
Greater than the 75th percentile	120%
Impact of the M&M Acquisition. The M&M Acquisition closed on November 1, 2022. In connection with the acquisition, the CMDC reviewed the performance targets under the 2022 LTIP and the PRSUs granted to NEOs in February 2020 (the “2020 LTIP”) and February 2021 (the “2021 LTIP”), which were the three sets of PRSUs that were not yet vested at the time the M&M Acquisition closed. In February 2023, the CMDC determined to adjust the performance goals for the PRSUs in the 2022 LTIP and the 2021 LTIP to reflect the M&M Acquisition. To promote management accountability for meeting the financial and strategic objectives of the M&M Acquisition and alignment of pay with shareholder outcomes, the CMDC (1) adjusted the Adjusted EPS targets upwards to reflect the Company’s publicly-stated goals for Adjusted EPS accretion in the years after closing and (2) adjusted the ROCE target downwards to reflect the post-closing business plan as well as the significant increase in Capital Employed (the denominator used in this metric) due to the acquisition. Such adjustments were designed to preserve the rigor of the originally established goals in light of the expanded scope of the Company’s business following completion of the M&M Acquisition. The CMDC did not make any change to the performance goals for the 2020 LTIP because the performance period was substantially complete when the M&M Acquisition closed.
Payouts on Previously-Granted LTIP Awards
The 2020 LTIP and the 2021 LTIP will pay out based on Adjusted EPS Growth and Return on Capital Employed over the following performance periods:
•January 1, 2020 through December 31, 2022 in the case of the 2020 LTIP; and

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Executive Compensation
•January 1, 2021 through June 30, 2022, in the case of 50% of the 2021 LTIP, and January 1, 2021 through December 31, 2023 in the case of the remaining 50% of the 2021 LTIP.
The results for each of the 2020 LTIP and first (18-month) tranche of the 2021 LTIP are set forth in the table below. The CMDC set the payout in accordance with the terms of the respective PRSUs without making any adjustments to the performance metrics or terms of the plan to account for the negative impact of COVID-19 on our financial results during a significant portion of the respective performance periods. Additionally, the CMDC did not make any changes to the performance metrics in the 2020 LTIP or the first tranche of the 2021 LTIP as a result of the M&M Acquisition, which closed on November 1, 2022 after the completion of the performance period for the 18-month tranche of the 2021 PRSUs and after completion of 34 of the 36 months in the 2020 LTIP performance period. Adjusted EPS results for purposes of the performance determination for the 2020 LTIP equate to our externally-reported results.
As noted in the table below, strong performance over the 2020-2022 performance period drove Adjusted EPS and ROCE results meaningfully above superior performance levels for the 2020 LTIP. We believe that our performance over this period was driven by controllable actions of our leadership to (i) preserve earnings and cash flow and to optimize our production network during the height of the COVID-19 pandemic in 2020 and (ii) navigate supply chain disruptions, maintain margins and flex our production network to optimize earnings during demand recovery in 2021 and 2022. Cumulative Adjusted EPS over the 2020-2022 performance period was $41.64, exceeding our previous three-year record of $35.29 achieved from 2019 through 2021. The payout amount for the 2020 LTIP, which vested in February 2023, was adjusted downwards to 165.0% of the target amount as a result of the TSR limiter feature.
While Adjusted EPS and ROCE metrics for the 18-month tranche of the 2021 LTIP were achieved above the superior performance level, payout was capped at 100% based on the application of the relative TSR Limiter feature described in the footnotes to the table below.
The applicable performance goals and actual results for the 2020 LTIP and the 2021 LTIP are shown below:

Performance Measure	Metric Weighting	Threshold	Target	Superior	Actual	Payout
2020 LTIP (vested February 15, 2023)
Adjusted EPS over 3-year period(1) (2) (3)	70%	$28.79	$32.63	$36.96	$41.64	150.0%(3)
Return on Capital Employed(1)(5)	30%	14.0%	18.5-20.5%	23%	25.1%	200.0%
Aggregate payout						165.0%

2021 LTIP (18-month tranche vested August 15, 2022)
Adjusted EPS over 18-month period(1) (2) (4)	70%	$12.25	$14.75	$17.00	$28.65	200.0%
Return on Capital Employed(1)(5)	30%	14.0%	18.5-20.5%	23%	32%	200.0%
Aggregate payout						100.0%(4)

(1)    See “Exhibit A” for definitions and additional information.
(2)    The Adjusted EPS goals were determined through a target increase in the cumulative amount of Adjusted EPS over the respective performance period relative to the Adjusted EPS for the most recently-completed fiscal year. The cumulative measure reflects long-term compound annual growth rates determined by the CMDC in setting the cumulative goals.
(3)    The 2020 LTIP award agreements contain a feature (TSR limiter) potentially limiting the payment for the Adjusted EPS component. If the Company’s relative TSR for the 3-year performance period is in the bottom quartile of the S&P 500 Index for the same period, then the final payout on the Adjusted EPS performance measure is limited to 150% of target (instead of the full 200%). The Company’s 3-year TSR for the performance period was lower than the bottom quartile of the S&P 500 index over the performance period, therefore, the TSR limiter feature capped the performance payout for the Adjusted EPS component at 150%, resulting in an aggregate payout of 165%.
(4) The 2021 LTIP award agreements contain a tightened TSR limiter on the 18-month tranche limiting the payout of the entire award as follows: if the Company’s relative TSR for the 18-month performance period is in the bottom half of the S&P 500 Index

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for the same period, then the final payout on the Adjusted EPS performance measure is limited to 100% of target (instead of the full 200%). The Company’s 18-month-year TSR for the performance period was at the 49th percentile of the S&P 500 index over the same period. Therefore, the TSR limiter feature capped the performance payout to 100%.
(5)    The Company’s average ROCE over the respective performance period was compared to benchmarks for Threshold, Target (a range) and Superior set by the CMDC at the time the award was granted. ROCE goals are established in a manner that focuses management on value creation through the effective deployment of capital.
Looking Forward: LTIP Awards Granted in 2023
In February 2023, the CMDC approved LTI grants (the “2023 LTIP”) to the NEOs, with (i) 70% in the form of PRSUs consistent with the structure utilized for the 2022 PRSUs described above and (ii) 30% in the form of time-based stock options that vest in three equal annual installments. The CMDC determined to change the time-based portion of the 2023 LTIP from time-based RSUs to stock options for the NEOs to encourage meaningful shareholder value creation in the years following the completion of the M&M Acquisition, including to encourage achievement of our integration, synergy capture and deleveraging objectives. Such stock options will only have value to the extent our share price appreciates at or following vesting of the award.
Compensation Governance
Compensation and Management Development Committee Oversight
The CMDC, which consists entirely of independent directors, is responsible for establishing compensation policies and programs that are consistent with our business strategy and aligned with our shareholders’ interests. Specifically, the CMDC is responsible for:
•reviewing and approving the corporate goals and objectives relevant to the compensation of the CEO and our other NEOs;
•evaluating the performance and compensation of the CEO and our other NEOs in light of their established goals and objectives;
•reviewing and approving both target and actual pay levels of the CEO and our other NEOs; and
•reviewing and approving incentive and equity-based compensation plans, including our annual incentive plan and our long-term incentive plans, and all grants of awards under such plans to our NEOs.
Role of the CMDC’s Independent Compensation Consultant
Pursuant to its charter, the CMDC has authority to retain and terminate any compensation consultant.
During 2022, the CMDC retained Willis Towers Watson PLC (“WTW”) as its independent compensation consultant to advise it in connection with executive compensation matters. Representatives of WTW regularly attend CMDC meetings as requested by its chair, and report directly and exclusively to the CMDC on matters relating to compensation for the NEOs. In 2022, WTW provided the following services to the CMDC:
•reviewed and provided guidance on compensation plan design;
•reviewed the composition of our compensation peer group;
•conducted an analysis of our compensation for the CEO and the other NEOs, and assessed how target and actual compensation aligned with our philosophy and objectives as well as executive compensation paid by our compensation peer group; and
•provided market data, historical compensation information, internal equity comparisons, share usage and dilution data, competitive practice information, and recommendations regarding compensation trends, compensation strategy and our proxy statement.
In addition, WTW analyzed and benchmarked non-employee director compensation at the request of the NCG Committee.

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In addition to the executive compensation services provided to the CMDC, and the director compensation services provided to the NCG Committee, specialized teams at WTW and affiliates provided certain services to the Company in 2022 at the request of management consisting of (i) pension valuation and other services for broad-based defined benefit plans that we sponsor; (ii) total rewards consulting services, including advice in connection with union negotiations, annuity purchases and analysis for M&A activity; (iii) non-customized executive and non-executive compensation survey data; and (iv) insurance procurement services for directors’ and officers’ and other specialized insurance coverages. In fiscal 2022, the Company paid approximately $205,599 to WTW for its executive and director compensation services to the CMDC and the NCG Committee and approximately $1,151,298 to WTW for its other services to the Company.
The CMDC believes that, given the nature and scope of these services, the provision of these additional services did not raise any conflict of interest pursuant to applicable SEC and NYSE rules and did not impair WTW’s ability to provide independent advice to the CMDC concerning executive compensation matters and concluded that no conflicts of interest existed. In making this determination, the CMDC considered, among other things, the following factors: (i) the types of non-compensation services provided by WTW, noting in particular that many of the services had been provided to the Company by the former Towers Perrin firm since 2003 (pension and compensation) and by the former Willis & Co. firm since 2008 (insurance brokerage), and that the WTW personnel who perform these additional services for the Company operated separately and independently of the WTW personnel that perform compensation-related services for the CMDC and NCG Committee, (ii) the amount of fees for such non-compensation services, noting in particular that such fees are immaterial when considered in the context of WTW’s total revenues for the period, (iii) WTW’s policies and procedures that are designed to prevent conflicts of interest, (iv) the CMDC’s decision to engage WTW, and the fact that the CMDC, in its discretion, determines whether to retain or terminate WTW as its executive compensation consultant, (v) WTW representatives who advise the CMDC do not provide any other services to the Company, (vi) there are no other business or personal relationships between Company management or members of the CMDC, on the one hand, and any WTW representatives who provide executive compensation services to the Company, on the other hand, and (vii) neither WTW nor any of the WTW representatives who provide executive compensation services to the Company own any Common Stock or other securities of the Company (except potentially in passive investments where the investment decision is made by external managers).
In compliance with SEC and NYSE requirements regarding the engagement of executive compensation consultants, WTW provided the CMDC with a letter, considered by the CMDC, confirming facts regarding the independence of such firm’s consultants and employees who advise the CMDC on executive compensation matters.
Role of Management
The CMDC regularly meets with the CEO and the Senior Vice President and Chief Human Resources Officer (CHRO) to receive reports and recommendations regarding the compensation of our NEOs other than the CEO. The CEO submits recommendations, as appropriate, to the CMDC on the base salary, target annual incentive plan award levels, and target levels of long-term incentive plan compensation to be offered to each NEO (other than herself). Recommendations are developed in consultation with the CHRO (other than for herself), are reviewed by the CMDC’s independent compensation consultant, and are accompanied by peer company and general market data prepared by the CMDC’s independent compensation consultant. In addition, the CEO makes recommendations to the CMDC on the individual performance modifiers applied to the other NEOs’ payouts under the annual incentive plan awards. Although the CMDC considers the CEO’s recommendations and discusses the CEO’s performance with the independent Board members, the final decisions regarding base salary, annual incentive plan and long-term incentive plan opportunities and individual performance modifiers are made by the CMDC. The CEO does not make any recommendations to the CMDC regarding her own compensation.

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Executive Compensation
Additional Information Regarding Executive Compensation
Other Compensation Elements
Consistent with providing a total pay program that is sufficiently competitive with the members of our compensation peer group so as to attract and retain highly qualified personnel, our NEOs receive or have access to the following benefits. We believe all of these plans have proven useful and, in many cases, necessary for recruiting and retention purposes.
Executive Benefits and Perquisites
Our NEOs receive health and welfare benefits, such as group medical, life and long-term disability insurance coverage, under plans generally available to all other salaried employees in the country where they are based. Consistent with our pay-for-performance philosophy, we provide our NEOs with limited perquisites and executive fringe benefits. We provide an annual physical exam and limited reimbursement (up to $10,000 annually with no tax gross-up) for financial planning services. For NEOs who we ask to serve on assignments outside of their home country, we provide benefits under our expatriate assignment program to help offset the additional costs of the assignment, including relocation expenses, travel, housing, car and educational allowances, cost of living differentials, tax preparation expenses, and certain related tax equalization and tax gross-up payments. For NEOs who we ask to relocate upon joining or being promoted within the company, we provide benefits under our relocation program to help offset the additional costs of the relocation, including the shipment of household goods, travel, temporary housing, and other allowances, home sale assistance, and certain related tax gross-up payments. While Company-chartered aircraft are generally used for Company business only, we maintain an Aircraft Use Policy that authorizes personal use in certain circumstances, the incremental costs of which we report as compensation to NEOs as set forth in SEC rules.
The benefits described above are also described in the notes to the “2022 Summary Compensation Table”, to the extent applicable in 2022. The CMDC reviews these arrangements regularly to assure they continue to fulfill business needs.
Retirement
Our NEOs participate in our various employee benefit plans designed to provide retirement income. Our qualified and non-qualified pension plans provide a retirement income base, and our qualified and non-qualified 401(k) and supplemental savings and retirement plans permit additional retirement savings. To encourage retirement savings under the qualified and nonqualified 401(k) plans, we provide an employer matching contribution. We limit eligible compensation for employer contributions under the qualified and non-qualified 401(k) plans to annual base salary for our NEOs. As a result, the CMDC’s decisions to grant incentive awards (whether cash or equity) do not create any additional retirement benefits under these plans for our NEOs. Our U.S. defined benefit pension plan, the Celanese Americas Retirement Pension Plan, was frozen as of the end of 2013. Messrs. Richardson, Kelly, and Fotheringham, who were employed before the freeze date, participate in the plan. In addition to certain U.S. plans, Mr. Fotheringham, who was based in the United Kingdom, has also participated in plans in Germany, the Netherlands and the United Kingdom when he held positions in those respective countries during his career with us. For more information about these plans and NEO participation in them, see “2022 Summary Compensation Table”, “2022 Pension Benefits Table” and “2022 Nonqualified Deferred Compensation Table”.

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Executive Compensation
Severance Plan
In order to offer a competitive benefit that allows for consistent administration without negotiations of special payments, we have an Executive Severance Benefits Plan (“Severance Plan”) for our NEOs. The Severance Plan provides cash payments upon involuntary termination without cause (as defined in the Severance Plan), but is not available in the event of a change in control to individuals that have a change in control agreement as described below. See “Potential Payments Upon Termination or Change In Control” for additional information.
Change in Control Agreements
We have change in control agreements with each of our NEOs to ensure that management will objectively consider potential transactions that may benefit shareholders without regard to any potential impact on their continued employment. The change in control agreements provide for a cash payment to be made following a termination of employment by the Company without cause or by the NEO with good reason (as defined in the agreements) within two years following a change in control. See “Potential Payments Upon Termination or Change In Control” for additional information.
In approving the form of change in control agreement, the CMDC considered the prevalence and terms of such agreements at the companies in our compensation peer group based on data collected for the Company by the CMDC’s then independent compensation consultant. The CMDC also determined that the uniform non-compete and non-solicit clauses contained in such agreements provide a significant benefit to the Company. None of the change in control agreements in effect with our NEOs contains a tax gross-up.
No Employment Agreements
We do not have any employment agreements with any of our NEOs. All of our NEOs are “at will” employees.
Executive Stock Ownership Requirements
The CMDC has adopted stock ownership guidelines for our NEOs, as shown in the table below. The types of securities that count toward required share ownership include only (i) shares of Common Stock owned outright, whether individually or through beneficial ownership in a trust or partnership, (ii) shares of Common Stock or share equivalents held in a Company-sponsored deferred compensation or retirement plan, and (iii) 60% of unvested time-based RSUs that will vest within one year of the measurement date. Unvested PRSUs and unexercised stock options do not count toward required share ownership. Each NEO has five years from the date of hire or promotion to achieve the required ownership level. Failure to meet stock ownership requirements, or failure to make a meaningful effort to do so, may result in the NEO not receiving future base salary increases or long-term incentive awards, and may also make the NEO ineligible for promotion.
The following table sets forth the ownership requirement (expressed as a multiple of base salary) for each of our NEOs. As of December 31, 2022, and using a reference stock price of $123.38, the weighted average of 2022 share trading prices, and base salary as of the end of 2022, all NEOs were in compliance with our current ownership guidelines.

Named Executive Officer	Minimum Required Ownership	Compliance Status as of December 31, 2022(1)
Lori J. Ryerkerk	6 times base salary	In compliance
Scott A. Richardson	4 times base salary	In compliance
Tom F. Kelly	4 times base salary	In compliance
John G. Fotheringham	4 times base salary	(2)
A. Lynne Puckett	4 times base salary	In compliance
(1) Calculated using $123.38, the weighted average share trading price in 2022, and base salary as of the end of 2022.
(2) As previously announced, Mr. Fotheringham stepped down from his position on March 1, 2023. He was on track for compliance as of December 31, 2022.

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Executive Compensation
Executive Compensation Clawback Policy
In order to further align management’s interests with the interests of shareholders and support good governance practices, the CMDC maintains a robust clawback (also known as a recoupment) policy applicable to all long-term incentive plan awards and bonuses paid out under our annual incentive plan. The policy allows recoupment or cancellation of an award in the case of (i) a material restatement of financial statements, (ii) an act or omission constituting a violation of the Company’s business conduct or other policy causing financial harm to the Company, (iii) an act for which the employee or the Company could be held civilly or criminally liable, or (iv) violations of restrictive covenants relating to (a) disclosing confidential or proprietary information, (b) competing with us, (c) soliciting or hiring employees or certain former employees, and (d) soliciting any consultants of ours to cease working with us, in each case, for a specified period following the termination of the award recipient’s employment with us for any reason. In the event that the award recipient violates the provisions of the recoupment policy, the CMDC may determine to cease vesting on and forfeit outstanding equity awards and require the award recipient to deliver to us any amount received from annual bonus awards or long-term incentive cash awards or any gain realized on any stock option exercises or any other transaction relating to an equity award granted by us. The Company is reviewing its clawback policy in light of the final Exchange Act Rule 10D-1 and expects to adopt a new policy or amend its policy upon or prior to the effectiveness of the final listing standards from the NYSE implementing such rule.
In addition, pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, if we are required to restate our financial statements due to material noncompliance with any financial reporting requirements as a result of misconduct, the CEO and Chief Financial Officer will be required to reimburse us for any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance of the non-complying document, and any profits realized from the sale of securities of the Company during those 12 months.
Tax and Accounting Considerations
Tax Deductibility of Compensation Expense
Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1 million paid to certain covered individuals, including each of our NEOs, in any calendar year.
Although the deductibility of compensation paid to the NEOs is limited, the CMDC will, consistent with its past practice, continue to design compensation programs that are intended to be in the best long-term interests of the Company and our shareholders, with deductibility of compensation being one of several considerations taken into account.
Compensation Risk Assessment
It is our policy to regularly monitor our compensation policies and practices to determine whether our risk management objectives are being met and to adjust those policies and practices to address any incentives that have the potential to encourage risks that are reasonably likely to have a material adverse effect on us and any changes in our risk profile. With respect to the compensation of our executives, the CMDC, with the input of its independent compensation consultant and management, takes into consideration whether any such programs may incentivize excessive risk taking. As part of these considerations and consistent with its compensation philosophy, our compensation program, particularly our annual and long-term incentive plans, are designed to provide incentives for the executives to achieve our objectives without encouraging excessive risk-taking because:
•our incentive programs utilize a mix of short-term and long-term performance measures, which provide executives with short-term incentive to improve our results while also providing a significant incentive to maintain those results for the long-term;

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•a significant portion of our NEOs’ incentive compensation consists of long-term incentive or other equity-based compensation, which, when coupled with our stock ownership guidelines, encourages long-term equity ownership of our Common Stock by the executives, aligning their interests with our shareholders;
•the financial metrics utilized under each of the programs are designed to reflect measures of shareholder value over various time horizons that the CMDC believes will create long-term shareholder value;
•various non-financial metrics related to achievement of environmental, health, safety and quality goals, as well as the achievement of individual objectives for all NEOs other than the CEO are used as part of the process of determining compensation;
•in determining the exact mix of compensation from year to year, the CMDC intends to grant awards that provide an appropriate level of “market risk” that do not encourage excessive risk taking;
•compensation payment opportunities that may be excessive are avoided due to the limits placed on the amount of incentive payments that may be earned as well as the selection of performance goals that are expected to be challenging to achieve at superior levels; and
•we have recovery policies (“clawbacks”) applicable to long- and short-term incentive compensation that permit the Company to cancel awards and recoup certain gains in the event of certain material financial restatements or certain conduct detrimental to the Company.
With respect to the compensation of employees other than the NEOs, the CMDC has reviewed our compensation policies and practices to determine whether those policies and practices encourage excessive or inappropriate risk. Our compensation programs for employees other than the NEOs are designed to incentivize employees to demonstrate the willingness to make decisions that benefit the Company as a whole, while accepting personal accountability and avoiding unnecessary risk.
Compensation and Management Development Committee Report
The Compensation and Management Development Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management and the Committee’s independent compensation consultant and, based on its review and discussions, the Compensation and Management Development Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and this Proxy Statement. This report was submitted by the CMDC,

Edward G. Galante, Chair
William M. Brown
Kathryn M. Hill
Dr. Jay V. Ihlenfeld
Michael Koenig
This Compensation and Management Development Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the compensation and management development committee report by reference therein.

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Executive Compensation
Compensation Tables
2022 Summary Compensation Table
The following table summarizes all compensation for the fiscal years ended December 31, 2022, 2021 and 2020 awarded to, earned by, or paid to each of the NEOs:

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)		Option Awards ($)(4)	Non- Equity Incentive Plan Compen- sation ($)(5)	Change in Pension Value and Non-Qualified Deferred Compen- sation Earnings ($)(6)	All Other Compen- sation ($)(7)	Total ($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)	(j)
Lori J. Ryerkerk Chair. Chief Executive Officer and President	2022	1,260,577	—	7,999,809	(8)	—	1,594,566	—	112,831	10,967,783
	2021	1,180,000	—	8,649,886	(8)	—	2,641,548	—	99,558	12,570,992
	2020	1,065,385	—	4,499,869	(8)	—	1,385,000	—	117,192	7,067,446

Scott A. Richardson Executive Vice President and Chief Financial Officer	2022	678,300	—	1,999,756	(8)	—	686,412	—	87,938	3,452,406
	2021	646,000	—	2,899,928	(8)	—	1,323,770	5,000	88,206	4,962,904
	2020	623,077	—	1,699,862	(8)	—	635,538	4,000	88,535	3,051,012

Thomas F. Kelly Senior Vice President, Engineered Materials	2022	581,135	200,000	1,299,763	(8)	—	551,331	1,000	63,925	2,697,154
	2021	557,000	200,000	1,869,984	(8)	—	872,830	—	63,516	3,563,330
	2020	510,000	200,000	1,099,838	(8)	—	342,720	1,000	314,295	2,467,853

John G. Fotheringham Former Senior Vice President, Acetyls(9)	2022	518,520		1,099,787		—	364,390	—	79,173	2,061,870
	2021	567,095	—	1,659,974		—	820,292	3,000	83,917	3,134,278

A. Lynne Puckett Senior Vice President & General Counsel	2022	587,615	66,667	1,199,853	(8)	—	557,477	—	64,638	2,476,250
	2021	536,000	66,667	1,869,984	(8)	—	796,081	—	61,182	3,329,914
	2020	532,000	66,667	1,099,838	(8)	—	335,160	—	58,520	2,092,185

(1)Mr. Fotheringham was appointed as an executive officer effective in May 2020, and was not a named executive officer in 2020. As previously announced, Mr. Fotheringham stepped down from his position on March 1, 2023, and his employment will be terminated following a period of up to six months of garden leave.
(2)For Mr. Kelly and Ms. Puckett, their offer letters provided for cash bonus amounts paid in three equal annual installments ($600,000 total for Mr. Kelly and $200,000 total for Ms. Puckett).
(3)Represents the grant date fair value of long-term incentive (equity) awards granted in the year indicated under our 2018 GIP computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). The method and assumptions used to calculate such value are set forth in note 8 below and additional information is set forth in the “2022 Grants of Plan-Based Awards Table” on a grant-by-grant basis.
(4)No stock options were granted during the fiscal year ended December 31, 2022.
(5)For 2022, represents Annual Incentive Plan award cash payouts with respect to 2022 performance. Further information about the Annual Incentive Plan is set forth in “Compensation Discussion and Analysis — Compensation Decisions — Annual Incentive Plan Awards" and the “2022 Grants of Plan-Based Awards Table”.

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(6)Consists entirely of the aggregate respective change in the actuarial present value of each individual’s pension benefits based on a discount rate of 5.46% for 2022. The values shown assume retirement from the Celanese Americas Retirement Pension Plan (“CARPP”) and the Celanese Americas Supplemental Retirement Savings Plan (“CASRSP”) (as applicable) for Messrs. Richardson, Kelly and Fotheringham at age 65 with a life only benefit under the CARPP and the CASRSP, as applicable. Mr. Fotheringham also maintained a balance in our legacy German defined-benefit supplementary pension plan from his service there with us from 1997 through 2006. The actuarial present value of Mr. Richardson’s and Mr. Fotheringham’s benefits under these plans decreased from December 31, 2021 to December 31, 2022 by approximately $1,000 and $65,532, respectively (and no compensation amount is reported in the table with respect thereto). See “2022 Pension Benefits Table” and accompanying text.
(7)The amounts reported in this column with respect to fiscal 2022 consist of the following:
(a) Aggregate Company contributions, including matching and retirement contributions made for 2022, under the Company’s tax-qualified and non-qualified defined-contribution retirement plans, including the Celanese Americas Retirement Savings Plan (“CARSP”), a tax-qualified, defined contribution (401(k)) plan, and the CASRSP, an unfunded, non-qualified defined contribution plan, and a UK-based plan in which Mr. Fotheringham participates: Ms. Ryerkerk, $102,611, Mr. Richardson, $74,613, Mr. Kelly $63,925, Mr. Fotheringham, $54,541, and Ms. Puckett, $64,638.
The CARSP is available to substantially all of our U.S. employees, including all the NEOs based in the U.S. The plan is subject to the provisions of ERISA. Eligible participants are entitled to a 6% match of his or her pre-tax and after-tax contributions to the CARSP and an allocation of 5% of his or her salary up to the Code Section 401(a)(17) limit ($305,000 in 2022) in lieu of the former pension plan contribution under the Celanese Americas Retirement Pension Plan (“Retirement Contributions”). The amount contributed to the plan by or on behalf of a participant is limited by Code Section 415 and is credited with earnings based on the earnings rate of an investment fund maintained for investments under the CARSP chosen by the participant.
Each of the NEOs is entitled to an allocation under the CASRSP equal to (a) Retirement Contributions limited by Code Section 415 and not contributed to the CARSP, and (b) 6% of his or her salary in excess of the compensation limits under the CARSP (“Excess Earnings Contributions”). The amount contributed to the plan on behalf of a participant is credited with earnings based on the earnings rate of an investment fund maintained for investments under the CARSP which is currently the 1-3 year Government/Credit Bond Index Fund. Additional information about the CASRSP is set forth in the “2022 Nonqualified Deferred Compensation Table” and accompanying text.
(b) The Company provides executive health services and reimbursement of up to $10,000 annually (with no tax gross-up) for personal financial planning and wealth management services to the NEOs. The Company also provided certain tax and financial advisory services benefits in 2022 to Mr. Richardson (related to his prior expatriate assignment in China) and to Mr. Fotheringham relating to determination of tax withholdings, income reporting, and tax payments with regards to business travel across multiple countries. For Mr. Fotheringham these amounts totaled $15,130.
From time to time, our NEOs travel on Company-provided aircraft for security and safety reasons and to maximize the efficiency of their travel and availability for Company business.
Perquisites and personal benefits were excluded for all of the NEOs to the extent that the total value of all perquisites and personal benefits for an NEO was less than $10,000. In addition, the table does not include any amounts for personal benefits provided to any of the NEOs for which we believe there is no aggregate incremental cost to us.
No tax gross-ups were paid to any NEO during 2022.

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(8)The stock awards for 2022 consisted of annual equity awards of RSUs and PRSUs under the 2022 long-term incentive plan (LTIP). Equity awards under the 2022 LTIP consisted of 70% performance-based stock units (PRSUs) and 30% time-based stock units (RSUs).
Performance-Vested RSUs. The fair value of the annual award PRSUs granted under the 2022 LTIP was calculated to be $159.13, as determined using a Monte Carlo simulation model with reference to February 9, 2022, the date of grant, discounted for lack of dividend participation and for implications of the potential application of the TSR modifier feature, and adjusted for a performance premium. Payout of such PRSUs can range from a minimum of 0% to a maximum of 200% of target. The target and maximum potential values of the award of PRSUs for the NEOs granted in 2022 using the fair value discussed above, assuming performance at the target and maximum levels of performance conditions, is set forth below. Actual performance, and the stock price at the eventual payout dates, is uncertain.

	2022 Annual PRSU Awards
Name	Target Number of PRSUs	Value at Target Performance	Maximum Number of PRSUs	Value at Highest Performance
Lori J. Ryerkerk	35,191	$5,599,944	70,382	$11,199,888
Scott A. Richardson	8,797	$1,399,867	17,594	$2,799,734
Thomas F. Kelly	5,718	$909,905	11,436	$1,819,810
John G. Fotheringham	4,838	$769,871	9,676	$1,539,742
A. Lynne Puckett	5,278	$839,888	10,556	$1,679,776
Time-Vested RSUs. The fair value of RSUs granted to our NEOs under 2022 LTIP as part of the annual award was calculated to be $154.89 per share, the average of the high and low market price of our Common Stock as reported by the NYSE on February 9, 2022, the date of grant, and discounted for lack of dividend participation.
(9)Mr. Fotheringham is based in the United Kingdom and his salary, Annual Incentive Plan award, and retirement plan contributions were paid in British pounds (GPB or £). For reporting purposes, these amounts have been converted to U.S. dollars using the average of the daily exchange rates for the 90 days ending January 26, 2023 reported by the European Central Bank, which average was approximately $1.202/£1.00. As a result of the deprecation of the British pound against the U.S. dollar during 2022, Mr. Fotheringham’s compensation appears lower in 2022 than 2021; however, this is a function of the relative value of the pound and not a decrease in his targeted compensation. For purposes of payment to him, Mr. Fotheringham’s Annual Incentive Plan award was converted into GBP using the average of the daily exchange rates for the 90 days ending January 26, 2023 reported by the European Central Bank, which average was approximately $1.202/£1.00.

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2022 Grants of Plan-Based Awards Table
The following table summarizes incentive awards and other plan-based awards granted to each of the NEOs during the fiscal year ended December 31, 2022:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards		Grant Date Fair Value of Stock and Option Awards ($)
								Number of Shares of Stock or Units (#)	Number of Securities Under- lying Options (#)
Name	Grant Date	Thres- hold ($)	Target ($)	Maxi- mum ($)	Thres-hold (#)	Target (#)	Maxi- mum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(l)
Lori J. Ryerkerk
AIP(1)	N/A	850,889	1,701,778	3,403,556	—	—	—	—	—	—
PRSUs(2)	2/9/22	—	—	—	17,596	35,191	70,382	—	—	5,599,944
Time RSUs(2)	2/9/22	—	—	—	—	—	—	15,494	—	2,399,866
Scott A. Richardson
AIP(1)	N/A	305,235	610,470	1,831,410	—	—	—	—	—	—
PRSUs(2)	2/9/22	—	—	—	4,399	8,797	17,594	—	—	1,399,867
Time RSUs(2)	2/9/22	—	—	—	—	—	—	3,873	—	599,889
Thomas F. Kelly
AIP(1)	N/A	217,926	435,851	1,307,553	—	—	—	—	—	—
PRSUs(2)	2/9/22	—	—	—	2,859	5,718	11,436	—	—	909,905
Time RSUs(2)	2/9/22	—	—	—	—	—	—	2,517	—	389,858
John G. Fotheringham
AIP(1)	N/A	194,445	388,890	1,166,670	—	—	—	—	—	—
PRSUs(2)	2/9/22	—	—	—	2,419	4,838	9,676	—	—	769,871
Time RSUs(2)	2/9/22	—	—	—	—	—	—	2,130	—	329,916
A. Lynne Puckett
AIP(1)	N/A	220,356	440,711	1,322,133	—	—	—	—	—	—
PRSUs(2)	2/9/22	—	—	—	2,639	5,278	10,556	—	—	839,888
Time RSUs(2)	2/9/22	—	—	—	—	—	—	2,324	—	359,964
(1)2022 Annual Incentive Plan. For purposes of this table, (i) the “threshold” bonus amount is calculated based on all performance measures being achieved at the plan threshold levels (50% of target bonus); (ii) the “target” bonus amount is calculated based on all performance measures being achieved at the plan target levels (100% of target bonus); (iii) the “maximum” bonus amount is calculated based on all performance measures being achieved at the plan superior levels (200% of target bonus); and (iv) the individual performance modifier (0-150%) for each NEO (other than our CEO) being equal to 100% in the “threshold” and “target” scenarios and 150% in the “maximum” scenarios, in each case with respect to the executive’s eligible earnings for 2022 as set forth in the “Salary” column in the “2022 Summary Compensation Table”. See “Compensation Discussion and Analysis — Compensation Decisions — Annual Incentive Plan Awards” for additional information.

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(2)2022 LTIP. The 2022 LTIP was comprised of 70% PRSUs and 30% Time-based RSUs. The PRSUs were awarded under the 2018 GIP and vest, if at all, in full on February 15, 2025, subject to the Company’s achievement of target levels of Adjusted EPS and Return on Capital Employed during fiscal years 2022-2024. See “Compensation Decisions — Long-Term Incentive Compensation” and “Exhibit A” for more information about these awards and performance measures. The Time-based RSUs vest 33% on each of February 15, 2023 and February 15, 2024 and 34% on February 15, 2025.

Outstanding Equity Awards at Fiscal 2022 Year-End Table
The following table summarizes outstanding equity awards held by each of the NEOs as of December 31, 2022, including the vesting dates for the portions of these awards that have not yet vested:

		Option Awards(1)				Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexer- cised Options (#) Exercisable	Number of Securities Underlying Unexer- cised Options (#) Unexer-cisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested (2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2) ($)
(a)		(b)	(c)	(e)	(f)	(g)		(h)	(i)		(j)
Lori J. Ryerkerk
	2/5/20	—	—	—	—	51,069	(3)	5,221,295	—		—
	2/5/20	—	—	—	—	4,395	(4)	449,345	—		—
	2/10/21	—	—	—	—	7,007	(6)	716,396	61,828	(7)	6,321,295
	2/9/22	—	—	—	—	15,494	(8)	1,584,107	70,382	(9)	7,195,856

Scott A. Richardson
	2/5/20	—	—	—	—	19,291	(3)	1,972,312	—		—
	2/5/20	—	—	—	—	1,661	(4)	169,821	—		—
	2/10/21	—	—	—	—	2,350	(6)	240,264	20,728	(7)	2,119,231
	2/9/22	—	—	—	—	3,873	(8)	395,976	17,594	(9)	1,798,811

Thomas F. Kelly
	2/5/20	—	—	—	—	12,482	(3)	1,276,160	—		—
	2/5/20	—	—	—	—	1,074	(4)	109,806	—		—
	2/10/21	—	—	—	—	1,515	(6)	154,894	13,366	(7)	1,366,540
	2/9/22	—	—	—	—	2,517	(8)	257,338	11,436	(9)	1,169,217

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John G. Fotheringham(10)
2/5/20	—	—	—	—	3,958	(3)	404,666	—		—
2/5/20	—	—	—	—	342	(4)	34,966	—		—
4/15/20	—	—	—	—	7,555	(3)	772,423	—		—
4/15/20	—	—	—	—	640	(5)	65,434	—		—
2/10/21	—	—	—	—	1,345	(6)	137,513	11,866	(7)	1,213,180
2/9/22	—	—	—	—	2,130	(8)	217,771	9,676	(9)	989,274

A. Lynne Puckett
2/5/20	—	—	—	—	12,482	(3)	1,276,160	—		—
2/5/20	—	—	—	—	1,074	(4)	109,806	—		—
2/10/21	—	—	—	—	1,515	(6)	154,894	13,366	(7)	1,366,540
2/9/22	—	—	—	—	2,324	(8)	237,606	10,556	(9)	1,079,245

(1)Vesting treatment upon termination of employment is described under “Potential Payments Upon Termination or Change in Control — Long-Term Incentive Awards”.
(2)For PRSUs, the market or payout value has been computed based on the number of units set forth in the preceding column for the 2020 and 2021 PRSUs, multiplied by the closing stock price of $102.24 on December 30, 2022, the last trading day in 2022. Actual performance and payout value may vary. For time-based RSUs, the market value has been computed based on the number of units awarded that are unvested at the close of business on December 31, 2022 multiplied by the closing stock price on December 30, 2022 (the last trading day of 2022). Actual payout value may vary.
(3)Represents earned PRSUs granted under our 2020 LTIP adjusted for actual performance at 165.0% of target. These PRSUs vested in full on February 15, 2023.
(4)Represents RSUs granted in February 2020 under our 2020 LTIP. These RSUs vested 33% on each of February 15, 2021 and 2022, and 34% on February 15, 2023.
(5)Represents RSUs granted in April 2020 under our 2020 LTIP. These RSUs vested 33% on each of February 15, 2021 and 2022, and 34% on February 15, 2023.
(6)Represents RSUs granted in February 2021 under our 2021 LTIP. These RSUs vest 33% on each of February 15, 2022 and 2023, and 34% on February 15, 2024.
(7)Represents PRSUs granted under our 2021 LTIP. These PRSUs vest on February 15, 2024 subject to adjustment (0-200% of targeted amount shown) based on Company performance in 2021-2023 against pre-established performance measures. As of December 31, 2022, these PRSUs were trending above target and are reflected herein at an assumed 200% payout.
(8)Represents RSUs granted in February 2022 under our 2022 LTIP. These RSUs vest 33% on each of February 15, 2023 and 2024, and 34% on February 15, 2025.
(9)Represents PRSUs granted under our 2022 LTIP. These PRSUs vest 100% on February 15, 2025 subject to adjustment (0-200% of targeted amount shown) based on Company performance in 2022-2024 against pre-established performance measures. As of December 31, 2022, these PRSUs were trending above target and are reflected herein at an assumed 200% payout.
(10)Mr. Fotheringham’s awards granted in 2020 vested in full on February 15, 2023. In accordance with the settlement agreement entered into in connection with his departure, a pro-rata portion of his outstanding time-based equity awards will vest and a pro-rata portion of his outstanding performance-based restricted stock units will remain outstanding and eligible to vest based on attainment of the applicable performance goals over the relevant performance periods, in each case consistent with the terms of his award agreements for a termination without cause, through March 1, 2023.
For additional information, see “2022 Compensation Decisions — Long-Term Incentive Compensation” above.

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2022 Option Exercises and Stock Vested Table
The following table summarizes the vesting of stock awards of each NEO during the fiscal year ended December 31, 2022. No NEOs exercised any stock options during fiscal 2022.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
(a)	(b)	(c)	(d)	(e)
Lori J. Ryerkerk	—	—	75,022	10,521,479
Scott A. Richardson	—	—	33,102	4,776,868
Thomas F. Kelly	—	—	23,617	3,504,250
John G. Fotheringham	—	—	12,192	1,672,586
A. Lynne Puckett	—	—	28,022	4,129,600
(1)Gross shares (includes shares withheld to cover taxes) acquired.
(2)Value realized reflects the number of shares vested multiplied by the average of the high and low market price of our Common Stock as reported by the NYSE on the applicable vesting date.
2022 Pension Benefits Table
The following table summarizes the present value of the accumulated retirement benefits of each NEO as of the end of the fiscal year ended December 31, 2022:

Name	Plan Name(1)	Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefit ($)(3)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Lori J. Ryerkerk	CARPP	—	—	—
Scott A. Richardson	CARPP	8.7500	92,000	—
Thomas F. Kelly	CARPP	1.3333	18,000	—
John G. Fotheringham	CARPP	5.8333	94,000	—
	Supplementary Pension Scheme (Germany)	8.8333	94,716 (4)	—
A. Lynne Puckett	CARPP	—	—	—
(1)     As noted below, the CARPP has been frozen, meaning that benefits (other than earnings) are no longer accrued for compensation or service after the plan freeze date.
(2)     Accrued benefits under the CARPP for Messrs. Richardson and Mr. Kelly were frozen as of December 31, 2013, and the credited service reflects their years of services prior to that date. Mr. Fotheringham’s credited service with respect to the Supplementary Pension Scheme (Germany) reflects his participation in such plan from May 1997 through February 2006 while he worked with us in Germany, and with respect to the CARPP reflect his participation in such plan from March 2006 to December 2011 while he worked with us in the United States.
(3)     The present value amounts shown in the table above are the amount needed today that, with interest, would provide the NEO’s future retirement benefit. Retirement is assumed to occur at age 65 and participants receive their cash balance benefit as a lump sum.

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(4)     The actuarial present value is calculated in euros (€), and for reporting purposes in this table has been converted into U.S. dollars using a spot exchange rate of $1.067/€1.00 published by the European Central Bank for December 31, 2022.

CARPP. The Celanese Americas Retirement Pension Plan (“CARPP”) is a tax-qualified, defined benefit pension plan sponsored by Celanese Americas. This plan covers substantially all of our U.S. employees who were hired prior to the plan’s 2013 freeze date. The plan is subject to the provisions of ERISA. Mr. Richardson, Mr. Kelly and Mr. Fotheringham (from his past employment with us in the United States) participated in this plan in 2022.
Effective January 1, 2001, the plan began providing benefits for new employees, as defined by the plan, hired after December 31, 2000, based on a different benefit formula (“Cash Balance Plan”). The Cash Balance Plan provides that for each plan year that employees work as defined, we credit 5% of the employee’s annual pensionable earnings (up to Internal Revenue Code limits) to a hypothetical plan account that has been established for each employee, and credit that account with interest. For a given year, the plan’s interest rate is the annual rate of interest on 30-year United States Treasury Securities for the August before the first day of that year. Effective January 1, 2008, employees vest in their accrued benefit after completing three years of service with us, as defined in the plan. If employees are vested when they leave the Company, they have the option to take their account balance with them, either in a lump-sum payment or as an annuity. Employees also have the choice to leave their account balance in the plan until the normal retirement age of 65. The amount of benefit depends on the employee’s pay and any interest earned on the Company contributions. Once vested, survivor benefits are applicable to married participants.
Under the CARPP, if an employee’s employment with us is terminated as a result of a corporate reorganization, layoff or corporate restructuring, including divestiture, that employee will receive an additional year of vesting service.
In connection with amendments to the CARPP in 2013, accrued benefits under the CARPP were frozen as of December 31, 2013, no further contributions will be made to the CARPP other than interest credits for the cash balance participants (Mr. Richardson and Mr. Kelly), and future pension-related contributions (“Retirement Contributions”) will be made to the CARSP or the CASRSP, depending on the level of eligible earnings of the participant.
Supplementary Pension Scheme (Germany). As of December 31, 2022, Mr. Fotheringham had a balance in our defined-benefit supplementary pension plan (Germany), where he worked with us from 1997 through 2006. Entitlements under this plan are based on pensionable earnings above the German social security contribution ceiling, and the annual retirement pension is equal to 20% of the sum of employer contributions. The actuarial present value is calculated assuming retirement based on Mr. Fotheringham’s earliest unreduced retirement age of 60 and based on a discount rate of 3.63%.

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2022 Nonqualified Deferred Compensation Table
The following table contains certain information concerning benefits under nonqualified deferred compensation plans and similar plans for the fiscal year ended December 31, 2022:

Name	Plan Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawal/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Lori J. Ryerkerk	CASRSP	—	69,061	(28,316)	—	174,235
	2008 Deferred Plan	327,750	—	(72,428)	—	600,265
Scott A. Richardson	CASRSP	—	41,063	(46,946)	—	233,752
Thomas F. Kelly	CASRSP	—	33,025	(12,001)	—	71,604
John G. Fotheringham	Royal London Plan	3,800	54,541	(4,598)	—	114,616
A. Lynne Puckett	CASRSP	—	31,088	(11,069)	—	68,831
(1)Amounts in this column for the 2008 Deferred Plan (for Ms. Ryerkerk) and for the Royal London Plan (for Mr. Fotheringham) represent executive deferral contributions credited under the respective plan for 2022, which amounts are also included in the Salary column of the “2022 Summary Compensation Table.” Though Royal London Plan amounts with respect to Mr. Fotheringham are denominated in British pounds (GBD or £) For reporting purposes, the contribution and earnings amounts have been converted into U.S. dollars using an average exchange rate for 2022 of $1.237/£1.00, and the year-end balance amount has been converted using the spot exchange rate as of December 31, 2022 ($1.067/£1.00.)
(2)Amounts in this column for the CASRSP (for NEOs other than Mr. Fotheringham) and for the Royal London Plan (for Mr. Fotheringham) represent Company contributions credited under the plan for 2022, which amounts are also included as All Other Compensation in the “2022 Summary Compensation Table.”
(3)Amounts in this column for the CASRSP (for NEOs other than Mr. Fotheringham) and for the Royal London Plan (for Mr. Fotheringham)represent earnings during 2022 under such plans. None of the amounts in this column were reported as compensation in the “2022 Summary Compensation Table.”
(4)Amounts in this column do not include contributions credited for 2022 (column (d)) but not yet deposited into the participant’s account. The following amounts for each NEO were previously reported as compensation to the NEO in the Summary Compensation Table for previous years: Ms. Ryerkerk, $190,223 (for the CASRSP) and $318,000 (for the 2008 Deferred Plan); Mr. Richardson, $140,560; Mr. Kelly, $60,616; Mr. Fotheringham, $57,071 and Ms. Puckett, $74,712.
CASRSP. All of our NEOs other than Mr. Fotheringham, who is based in the United Kingdom, were eligible in 2022 to participate in the CASRSP, an unfunded, nonqualified defined contribution plan sponsored by Celanese Americas that is available only to persons who have a full year base salary in excess of the Code Section 401(a)(17) limit ($305,000 in 2022) or had their Retirement Contributions limited in the CARSP by Code Section 415. If a person is eligible to participate in the CASRSP because their salary exceeded the Code Section 401(a)(17) limit, he or she is entitled to an allocation under this plan equal to 6% of his or her salary in excess of the compensation limits under the CARSP (“Excess Earnings Contributions”). In addition, eligible participants are entitled to an allocation under this plan equal to 5% of his or her qualified earnings in excess of the Retirement Contribution made to the CARSP. The amount contributed to the plan on behalf of a participant is credited with earnings based on the earnings rate of one of the funds maintained for investments under the CARSP, which is currently the 1-3 year Government/Credit Bond Index Fund. The aggregate annualized rate of return for the credited earnings in 2022 was -3.66%. Beginning in 2015, participants are credited with earnings based on the performance of certain hypothetical investment choices selected by the participant. These investment choices are the same investment choices available under the CARSP (other than the Celanese Stock Fund). Participants may change their investment elections at any time under the same rules that apply under the CARSP. Distributions under the CASRSP are in the form of a lump sum payment which is paid as soon as administratively practicable after termination of employment for most participants.

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Distributions to participants who are top 50 key employees of the Company must be delayed six months following termination based on Code Section 409A requirements.
2008 Deferred Plan. Our 2008 Deferred Plan is an unfunded, nonqualified deferred compensation plan that provides certain of our senior employees and directors the opportunity to defer a portion of their compensation in exchange for a future payment amount equal to their deferrals plus or minus certain amounts based on the market performance of specified measurement funds selected by the participant. Ms. Ryerkerk was the only NEO that made contributions to, or had balances in, this plan during 2022.
Royal London Plan. The Royal London Plan is a defined-contribution pension scheme available to substantially all of our U.K.-based employees. Mr. Fotheringham joined this plan upon his relocation to the United Kingdom in mid-2020. By virtue of his age, seniority and by agreement with the Company, Mr. Fotheringham was permitted to contribute amounts from his salary, with his employer contributing 8% of his salary earnings. Participants can select investment vehicles for contributed amounts, and the investment options available to Mr. Fotheringham were the same as those available to all participants in this plan. Following retirement (age 55), participants may elect to receive balance amounts in the form of an annuity, lump sum payment, or periodic draw-down.
Potential Payments Upon Termination or Change In Control
The particular events that trigger payments to our NEOs upon termination of employment or a change in control are generally defined in our Severance Plan and the individual executives’ change in control agreements, deferred compensation agreements, and PRSU or RSU award agreements. The CMDC believes that the primary benefits to the Company of employment agreements are the non-competition and non-solicitation provisions found therein. In order to achieve the benefit of these provisions without incurring the generally negative obligations associated with employment agreements, the CMDC offers a more limited change in control agreement to each executive officer. However, the deferred compensation agreements and PRSU / RSU award agreements are still effective and provide for some potential payments upon termination and change in control as described below.
Severance Plan
Our Executive Severance Benefits Plan (“Severance Plan”) applies to all our executive officers and other eligible employees, and provides, upon involuntary termination without cause or termination by the executive for good reason, for the payment of (i) 150% of one year’s base salary for named executive officers (200% for the CEO); (ii) 150% of one year’s annual incentive plan bonus award for named executive officers (200% for the CEO) based on target Company performance and a 1.0 individual modifier; and (iii) a prorated portion of the annual incentive plan award for the year in which the termination occurs based on actual Company performance and a 1.0 individual modifier. The Severance Plan also provides for the payment of premiums for post-termination health insurance coverage (“COBRA premiums”) for a period of one year from the date of termination (eighteen months for the CEO) and out-placement benefits. As a condition to the receipt of any benefits under the Severance Plan, an executive must agree to standard release, non-compete, non-solicitation, and confidentiality provisions. In addition, the Severance Plan provides that the vesting of long-term incentive or other equity awards upon termination without cause will be governed by the terms of the applicable award agreements. Executives who are involuntarily terminated for any other reason (e.g., death, disability, retirement, termination for cause) are not eligible to receive severance benefits under the Severance Plan.
Change in Control Agreements
We have change in control agreements with each of our executive officers. The change in control agreements provide for a payment to be made to these officers following a termination of employment by the Company without cause or by the officer with good reason within two years following a change in control or following the first public announcement of a potential change in control transaction, provided certain conditions are satisfied. These benefits

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are in lieu of payments under the Severance Plan. Generally, the change in control agreements provide for each executive officer to receive:
•a lump sum payment equal to up to two times (three times for the CEO) the sum of:
▪the named executive officer’s then current annualized base salary, and
▪the higher of (a) the officer’s target bonus in effect on the last day of the fiscal year that ended immediately prior to the year in which the date of termination occurs, or (b) the average of the cash bonuses paid by the Company to the NEO for the three fiscal years preceding the date of termination;
•a pro rata bonus award under our annual incentive plan award for the year in which the termination occurs based on actual Company performance;
•group health and dental coverage for the NEO and his or her dependents for a period of up to eighteen months following the date of termination; and
•out-placement benefits for up to 12 months at the option of the executive officer.
The Company’s current form of change in control agreement, which was executed by all of the NEOs, does not contain a tax reimbursement provision and requires a cutback of benefits to avoid excise taxes if the after-tax benefit to the executive is greater than without the cutback. Each change in control agreement has a two-year term that is automatically renewed for successive two-year terms unless 90 days’ notice of non-renewal is given by either party to the agreement.

For purposes of the change in control agreements:

“cause” generally means (i) a willful failure to perform one’s duties (other than as a result of total or partial incapacity due to physical or mental illness) for a period of 30 days following written notice by the Company of such failure; (ii) conviction of, or a plea of nolo contendere to, (x) a felony under the laws of the United States or any state thereof or any similar criminal act in a jurisdiction outside the United States or (y) a crime involving moral turpitude; (iii) willful malfeasance or willful misconduct which is demonstrably injurious to the Company or its Affiliates (as defined); (iv) any act of fraud; (v) any material violation of the Company’s code of conduct; (vi) any material violation of the Company’s policies concerning harassment or discrimination; (vii) conduct that causes material harm to the business reputation of the Company or its Affiliates; or (viii) breach of the confidentiality, non-competition, or non-solicitation provisions of the change in control agreement.

“good reason” generally means (i) a material diminution in base salary or annual bonus opportunity; (ii) a material diminution in authority, duties, or responsibilities (including status, offices, titles and reporting requirements); (iii) a material change in the geographic location; (iv) the failure of the Company to pay compensation or benefits when due, or (v) any other action or inaction that constitutes a material breach by the Company of the change in control agreement.

“change in control” generally means any one of the following events: (a) any person becoming the beneficial owner of thirty percent (30%) or more of Company’s voting securities (other than as a result of certain issuances or open market purchases approved by incumbent directors); (b) the Company’s incumbent directors ceasing to constitute at least a majority of the board of directors; (c) the shareholders of the Company approving a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction, or the sale or other disposition of all or substantially all of the Company’s assets, unless immediately following such transaction, (i) all or substantially all of the beneficial owners of the Company’s voting securities prior to such transaction are the beneficial owners of more than 50% of the combined voting power of the securities of the surviving entity in the transaction, (ii) no person is the beneficial owner of 30% or more of the combined voting power of the surviving entity in the transaction and (iii) at least a majority of the members of the board of directors of the surviving entity are incumbent directors; or (d) approval by the Company’s shareholders of a complete liquidation and dissolution of the Company. The preceding was a summary of the definition of a change in control, so please refer to actual text of the definition as set forth in the change in control agreements.

Long-Term Incentive Awards
The award agreements under which our PRSU and RSU awards were issued describe the circumstances under which the awards will vest (or become non-forfeitable), if earlier than the stated date. The following is a general summary of the provisions applicable to the NEO awards that were unvested at December 31, 2022.
Upon the death or disability of a participant, a prorated portion of the award will generally vest. Upon a termination without cause, a similar prorated portion of the award will generally vest. For time-based RSUs granted during and after 2020, a retiring participant is eligible to receive the full award on the original vesting timeline if the participant is at the time of retirement at least 55 years of age and has at least 10 years of service with the Company, subject to

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provision of a release to the Company and compliance with two-year noncompetition and non-solicitation covenants. For other awards, an eligible retiree receives prorated vesting. For PRSUs, proration upon retirement is based on service over the applicable performance period. Annual PRSUs and time-based RSUs granted to our CEO, Ms. Ryerkerk, during and after 2022 provide that she will be eligible to receive the full award on the original vesting timeline (and in the case of PRSUs, subject to actual performance results over the full performance period) upon her retirement on or after attaining age 62, provided that, unless waived by the Board, (1) she provides at least 12 months’ advance notice of her planned retirement as CEO and (2) the Board has designated a successor CEO. These benefits would also be subject to an agreement to provide any requested transition services as well as the above-referenced release and non-competition / non-solicitation covenants in favor of the Company. For all grant participants, PRSUs that vest after retirement remain subject to actual performance results in case of termination without cause or retirement, and are vested at target in case of death or disability. Unvested awards are forfeited upon a termination with cause or voluntary resignation.
In the case of a change in control, all awards are “double trigger” – if a change in control occurs, the award is continued or replaced with an award of comparable value, and the participant is subsequently terminated without cause within two years of the change in control, then the portion of the award that was unvested at the time of termination will be accelerated. If in connection with a change in control the participant’s rights in the award are adversely affected (i.e., such as by the award not being continued) and the award is not replaced with an award of comparable value, then the unvested portion of the award would be accelerated upon the change in control without requiring termination of employment. PRSUs would vest at the greater of target level or estimated actual performance if otherwise payable upon a change in control.
Under such long-term incentive award agreements, a “change in control” of the Company generally means, in accordance with Treasury Regulation Section 1.409A-3(i)(5), any of the following: (i) any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 30% of the total voting power of the stock of the Company; (ii) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; (iii) any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to 50% of more of all of the assets of the Company immediately prior to such acquisition or acquisitions; or (iv) certain other business transactions affecting the Company.
Post-Termination Table
The table below shows an estimate of the amount of additional compensation that each of our NEOs other than Mr. Fotheringham would receive in the event of a termination or change in control, taking into consideration the circumstances of the termination and payments that the NEO would be entitled to under the various agreements described above. The amounts shown are generally categorized as follows: voluntary termination or termination for cause; involuntary termination without cause or by the executive for good reason; termination due to death or disability; qualified retirement (if eligible); and change in control (with and without termination). The amounts shown assume that such termination was effective as of December 31, 2022, and with reference to stock values on December 30, 2022, the last trading day of the year. On December 30, 2022, the closing price of our Common Stock was $102.24 per share.
The table below includes additional benefits triggered by a termination and change in control only. Please see the following tables for details of the NEOs’ vested payments and benefits that they would be entitled to receive regardless of the occurrence of a termination or change of control:
•For PRSUs / RSUs – See “Outstanding Equity Awards at Fiscal 2022 Year-End Table”;
•For Pension Benefits – See “2022 Pension Benefits Table”; and
•For Nonqualified Deferred Compensation – See “2022 Nonqualified Deferred Compensation Table”.
The actual amounts that will be paid upon termination can only be determined at the time of the NEO’s termination

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from the Company. The following table shows the potential payments to our NEOs (other than Mr. Fotheringham), upon termination or change in control.

	Termination of Employment					Change in Control
	Voluntarily or for Cause	Involuntarily without Cause	Death	Disability	Retirement	Without Termination	With Termination
Lori J. Ryerkerk
Cash Payments
Severance Payment(1)	$—	$7,548,125	$—	$—	$—	$—	$10,099,567
Equity Value
RSUs(2)	—	1,808,421	1,808,421	1,808,421	—	2,749,847	2,749,847
PRSUs(3)	—	6,886,886	4,941,157	4,941,157	—	11,979,972	11,979,972
Benefits & Perquisites
Welfare Benefits Continuation(4)	—	13,091	—	—	—	—	13,091
Outplacement Services(5)	—	16,200	—	—	—	—	—
Reduction to Avoid Excise Tax(6)	—	—	—	—	—	—	—
Total	$—	$16,272,723	$6,749,578	$6,749,578	$—	$14,729,819	$24,842,477

Scott A. Richardson
Cash Payments
Severance Payment(1)	$—	$2,629,617	$—	$—	$—	$—	$3,497,889
Equity Value
RSUs(2)	—	553,732	553,732	553,732	—	806,060	806,060
PRSUs(3)	—	2,427,689	1,692,583	1,692,583	—	3,931,435	3,931,435
Benefits & Perquisites
Welfare Benefits Continuation(4)	—	27,892	—	—	—	—	41,838
Outplacement Services(5)	—	16,200	—	—	—	—	—
Reduction to Avoid Excise Tax(6)	—	—	—	—	—	—	(1,008,235)
Total	$—	$5,655,130	$2,246,315	$2,246,315	$—	$4,737,495	$7,268,987

Thomas F. Kelly
Cash Payments
Severance Payment(1)	$—	$2,082,607	$—	$—	$—	$—	$2,587,603
Equity Value
RSUs(2)	—	358,453	358,453	358,453	—	522,037	522,037
PRSUs(3)	—	1,571,020	1,095,399	1,095,399	—	2,544,140	2,544,140
Benefits & Perquisites
Welfare Benefits Continuation(4)	—	27,892	—	—	—	—	41,838
Outplacement Services(5)	—	16,200	—	—	—	—	—
Reduction to Avoid Excise Tax(6)	—	—	—	—	—	—	(42,729)
Total	$—	$4,056,172	$1,453,852	$1,453,852	$—	$3,066,177	$5,652,889

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	Termination of Employment					Change in Control
	Voluntarily or for Cause	Involuntarily without Cause	Death	Disability	Retirement	Without Termination	With Termination
A. Lynne Puckett
Cash Payments
Severance Payment(1)	$—	$2,118,545	$—	$—	$—	$—	$2,600,303
Equity Value
RSUs(2)	—	348,127	348,127	348,127	—	502,305	502,305
PRSUs(3)	—	1,557,626	1,082,108	1,082,108	—	2,499,155	2,499,155
Benefits & Perquisites
Welfare Benefits Continuation(4)	—	—	—	—	—	—	—
Outplacement Services(5)	—	16,200	—	—	—	—	—
Reduction to Avoid Excise Tax(6)	—	—	—	—	—	—	(1,182,449)
Total	$—	$4,040,498	$1,430,235	$1,430,235	$—	$3,001,460	$4,419,314

(1)Reflects amounts that would be payable pursuant to our Executive Severance Benefits Plan and change in control agreements, as applicable as of December 31, 2022, and discussed above.
(2)Time-based RSUs vest in full upon a Change in Control if the award is adversely affected and is not replaced with an award of equivalent economic value. The numbers presented in the Change in Control scenarios assume that the awards are adversely affected and not replaced with an award of equivalent economic value. To the extent the awards are replaced with awards of equivalent economic value and the Executive remained employed following a Change in Control, the numbers shown in the Change in Control without termination column would be different.
In the event of other eligible termination events, generally a prorated amount will vest based on the portion of the service period that has lapsed. For time-based RSUs granted in 2020 and later, an eligible retiree would receive the full award on the original vesting timeline, subject to provision of a release to the Company and compliance with two-year noncompetition and non-solicitation covenants.
(3)    Upon a Change in Control, 2020, 2021 and 2022 PRSUs vest at the greater of target or estimated actual performance (165.0% for 2020 PRSUs and target performance for 2021 and 2022 PRSUs have been assumed) if the award is adversely affected and is not replaced with an award of equivalent economic value. The numbers presented in the Change in Control scenarios assume that the awards are adversely affected and not replaced with an award of equivalent economic value. To the extent estimated performance at the time of such an event exceeds target, or the awards are replaced with awards of equivalent economic value and the Executive remains employed following a Change in Control, the numbers shown in the Change in Control without termination column would be different.
    In the event of death or disability, a prorated amount of the unvested 2020, 2021 and 2022 PRSUs would vest based on target performance.
    In the event the executive is terminated without Cause, a prorated amount of the unvested 2020, 2021 and 2022 PRSUs would vest based on actual performance.
    In the event the executive retires, a prorated amount of the unvested 2020, 2021 and 2022 PRSUs would vest based on actual performance.
(4)    Represents reimbursement of premiums for 18 months of medical and dental coverage continuation upon a termination in connection with a change in control as applicable, and the payment of COBRA premiums for a period of one year (1.5 years for Ms. Ryerkerk) from the date of termination under our Executive Severance Benefits Plan, each based on 2022 rates.
(5)    Upon termination by the Company without cause, each Executive would receive up to $16,200 in outplacement services.
(6)    The CIC Agreements provide for a “best net” feature which would reduce the parachute payments to the safe-harbor limit if it is more financially advantageous to the executive on an after-tax basis (taking into consideration federal, state and local income taxes, and the imposition of the excise tax). In the event it is more advantageous for the executive's payments to be reduced, the Company shall reduce or eliminate the payments by first reducing or eliminating those payments which are not payable in cash and then by reducing or eliminating cash payments, in each case in reverse order of when they would have otherwise been paid.

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Mr. Fotheringham’s Separation and Settlement Agreement. On February 13, 2023, we entered into a settlement agreement with Mr. Fotheringham (the “Settlement Agreement”) pursuant to which Mr. Fotheringham stepped down from his position as of March 1, 2023. Per U.K. legal requirements, Mr. Fotheringham will remain an employee of his employing subsidiary for a garden leave period of up to six months through September 1, 2023 but will not be eligible for an annual incentive bonus nor long-term incentive awards for fiscal 2023.
Under the Settlement Agreement, and in accordance with the terms of the governing grant agreements for his termination without cause, a pro-rata portion of Mr. Fotheringham’s outstanding time-based equity awards vested and a pro-rata portion of his outstanding performance-based restricted stock units will remain outstanding and eligible to vest based on attainment of the applicable performance goals over the relevant performance periods (and with no acceleration of vesting), in each case through March 1, 2023 (with an estimated aggregate value of approximately $831,044 based on our closing stock price on February 28, 2023 and assuming target performance for performance-based restricted stock units). He also was entitled to reimbursement for up to £5,000 in legal fees in accordance with local U.K. law and practice. He received no other severance payments or benefits. The Settlement Agreement includes a customary waiver and release of claims.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of SEC Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median-compensated employee and the annual total compensation of our CEO.
For the year ended December 31, 2022:
•the annual total compensation of our median-compensated employee, was $85,734; and
•the annual total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement, was $10,967,783.
•based on this information, the ratio of the total compensation of Ms. Ryerkerk, our CEO, to the annual total compensation of our median-compensated employee was 127.9 to 1.
We identified our median employee in calendar 2020 using our employee population as of November 1, 2020. In identifying such employee, we did not exclude any employees working outside of the U.S. and we did not use any statistical sampling techniques. To identify the median employee from our employee population, we used actual salary payments reflected in our payroll records, which we believe is a reasonable method of identifying the median employee. The substantial majority of our employees do not participate in annual bonus or long-term incentive programs, therefore we believe that excluding those programs from consideration does not meaningfully impact the identification of the median employee. We annualized the compensation of all permanent employees who were hired in 2020 but did not work for us or our consolidated subsidiaries for the entire fiscal year. We did not make any cost-of-living adjustments in identifying the median employee.
As permitted under SEC rules, we are electing to use the same employee to report our CEO pay ratio for the year ended December 31, 2022. Also as permitted under SEC rules, we have excluded approximately 4,500 employees of the M&M Business who became our employees as a result of the M&M Acquisition that closed on November 1, 2022. Otherwise, since November 1, 2020, there have been no changes in the Company’s employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure, nor has there been any change in such employee’s circumstances that we believe would cause such employee’s compensation to no longer be reflective of our median pay.
The CEO pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodologies and assumptions described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s total annual compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, which were chosen from a wide

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range of permissible methodologies, estimates and assumptions. As a result, the CEO pay ratios reported by other companies, which may have employed other permitted methodologies, exclusions, estimates or assumptions, and which may have a significantly different work force structure, geographic locations, or compensation practices from ours, are likely not comparable to our CEO pay ratio.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as computed in accordance with SEC rules) and certain financial performance of the Company. For further information concerning the Company’s pay for performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis.”
Pay Versus Performance Table

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO ($)(1)	“Compensation Actually Paid” to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average “Compensation Actually Paid” to Non-PEO NEOs ($)(4)	Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(6)	Net Income (millions) ($)(7)	Adjusted Earnings Per Share ($)(8)
2022	10,967,783	(8,923,734)	2,671,920	(2,104,339)	88.75	130.40	1,894	15.88
2021	12,570,992	41,533,922	3,747,607	11,455,491	142.59	143.70	1,890	18.12
2020	7,067,446	3,747,450	2,446,600	1,477,958	108.26	116.32	1,985	7.64
(1)Our Principal Executive Officer (PEO) for each of the years reported was Lori J. Ryerkerk, our Chair, CEO and President. The dollar amounts reported are the amounts of total compensation reported in our Summary Compensation Table.
(2)The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned or realized by or paid to an NEO during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	“Compensation Actually Paid” to PEO
2022	10,967,783	7,999,809	(11,891,708)	(8,923,734)
2021	12,570,992	8,649,899	37,612,829	41,533,922
2020	7,067,446	4,499,859	1,179,863	3,747,450
(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)The amounts deducted or added in calculating the equity award adjustments are set forth in the following table. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

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Executive Compensation

Year	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
2022	4,604,252	(8,892,056)	—	(7,603,904)	—	—	(11,891,708)
2021	22,500,064	14,801,924	—	310,841	—	—	37,612,829
2020	2,844,139	(1,247,431)	—	(416,845)	—	—	1,179,863
(3)The dollar amounts reported represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding our CEO) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding our CEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Mr. Richardson, Mr. Kelly, Mr. Fotheringham and Ms. Puckett; (ii) for 2021, Mr. Richardson, Mr. Kelly, Mr. Fotheringham and Ms. Puckett; and (iii) for 2020, Mr. Richardson, Mr. Kelly, Ms. Puckett, Shannon L. Jurecka, our former Senior Vice President and Chief Human Resources Officer, and Todd L. Elliott, our Former Senior Vice President, Acetyl Chain.
(4)The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our CEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our CEO) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our CEO) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Equity Award Adjustments(a)	Average “Compensation Actually Paid” to Non-PEO NEOs
2022	2,671,920	1,399,790	(3,376,469)	(2,104,339)
2021	3,747,607	2,074,968	9,782,852	11,455,491
2020	2,446,600	1,149,826	181,185	1,477,958
(a)The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Average Equity Award Adjustments
2022	805,641	(2,277,894)	—	(1,904,216)	—	—	(3,376,469)
2021	5,397,393	4,452,646	—	(67,187)	—	—	9,782,852
2020	702,555	(322,581)	31,472	(86,891)	(143,370)	—	181,185
(5)Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end of each applicable fiscal year and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period (December 31, 2019).
(6)Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Dow Jones (US) Chemical Index.

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(7)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)The CMDC has selected Adjusted EPS as the Company-Selected Financial Measure representing the most important financial measure used to link performance to pay in 2022. Adjusted EPS is the most heavily-weighted metric in our PRSU design, and under our pay-for-performance approach PRSUs represent a significant portion of the NEOs’ compensation. Adjusted EPS is a non-U.S. GAAP financial measures See “Exhibit A” for information concerning this measure including a definition and reconciliation to the most comparable U.S. GAAP financial measure.
Financial Performance Measures
The most important financial performance measures used by the Company to link executive “compensation actually paid” to the Company’s NEOs in 2022 to the Company’s performance are listed below. These metrics are further described in “Compensation Discussion and Analysis — Compensation Decisions — Annual Incentive Plan Awards” and “— Long Term Incentive Compensation.”

Most Important Performance Measures
s	Adjusted EPS
s	Adjusted EBIT(1)
s	Return on Capital Expended (ROCE)
s	Working Capital as a Percentage of Net Sales(1)
(1)Adjusted EBIT and Working Capital as a Percentage of Net Sales were the primary metrics in our 2022 Annual Incentive Plan for NEOs. For the 2023 Annual Incentive Plan, these metrics were replaced with Adjusted EBITDA and Free Cash Flow. For more information, including the CMDC’s reasons for this change, please see “Compensation Discussion and Analysis — Compensation Decisions — Annual Incentive Plan Awards — Looking Forward: 2023 Annual Incentive Plan.”
Description of Certain Relationships of Information Presented in the Pay Versus Performance Table
The Company uses several performance measures to align executive compensation with Company performance, which are described in “Compensation Discussion and Analysis — Compensation Philosophy and Elements of Pay” and “— Compensation Decisions”. Not all of these measures are presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
(1) Total Shareholder Return: Company versus Peer Group (Dow Jones US Chemicals Index) and (2) "Compensation Actually Paid” versus Company Total Shareholder Return
As shown in the chart below, the Company’s 3-year cumulative TSR is lower than that of the companies included in our industry index, the Dow Jones US Chemicals Index. While the general macroeconomic environment became more uncertain during the course of 2022, we believe our share price trajectory during 2022 was negatively impacted following the announcement of the M&M Acquisition as (1) the macroeconomic environment became more uncertain over the course of 2022 and (2) benchmark interest rates in the broader market increased our costs of financing the M&M Acquisition through debt.
Our CEO and other NEOs’ “compensation actually paid” amounts are generally aligned with the trend in TSR performance, as shown in the chart below. This is primarily because “compensation actually paid” is largely driven by year-over-year changes in stock prices due to the significant portion of each NEO’s compensation that is equity-based.

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Management Proposal

"CAP" v. Company TSR
Millions
CAP
Company TSR
$50
$40
$30
$20
$10
$0
($10)
($20)
$150
$120
$90
$60
$30
$0
($30)
($60)
2020
2021
2022
CEO CAP
Average CAP to Non-CEO NEOs
Celanese TSR

“Compensation Actually Paid” versus GAAP Net Income and Adjusted EPS
Like many companies, our sales and earnings in 2020 were significantly adversely affected by the COVID-19 pandemic. Our relatively high GAAP net income in 2020 was primarily due to a $1,408 million gain on the sale of our joint venture interest in Polyplastics Co. Ltd. that was completed in October 2020 (and which was excluded from the Adjusted EPS results for that year). Excluding the impact of this transaction, we believe our GAAP net income trend over the past three years generally aligns to the trend in “compensation actually paid.”
While the CMDC has selected Adjusted EPS as the Company-Selected Financial Measure representing the most important financial measure used to link performance to pay in 2022, the CMDC does not use GAAP net income to make decisions regarding compensation levels or design, or incentive plan payouts.

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Management Proposal
MANAGEMENT PROPOSAL
ITEM 5: Approval of the Amended and Restated 2018 Global Incentive Plan
Background and Reasons for the Approval
We maintain the Celanese Corporation 2018 Global Incentive Plan (the “Existing Plan”), which originally became effective April 23, 2018. On February 9, 2023, the board approved, subject to shareholder approval at the Annual Meeting, an amendment and restatement of the Existing Plan (the “Amended and Restated Plan”). If approved by our shareholders, the Amended and Restated Plan will be effective April 20, 2023, and increase the number of shares of authorized for issuance thereunder by 1,500,000 shares.
The purpose of the Amended and Restated Plan is to enable the Company to attract, retain and motivate highly-talented employees, non-employee directors and consultants, by providing to such persons an opportunity to acquire or increase a direct interest in the operations and future success of the Company. The Amended and Restated Plan also allows the Company to promote greater ownership in the Company by such service providers in order to align their interests more closely with the interests of our shareholders.
Summary of Proposed Material Amendments
The material differences between the Existing Plan and the Amended and Restated Plan are described below. The list below does not cover all of the updates or revisions to the Existing Plan, including certain clarifications and ministerial changes. For further and complete information on the terms of the Amended and Restated Plan, we encourage you to refer to the text of the Amended and Restated Plan, which is attached to this proxy statement as Exhibit B.
Increase in Share Reserve. The Amended and Restated Plan increases the number of shares of our Common Stock authorized for issuance thereunder by 1,500,000 shares.
Term. The Amended and Restated Plan extends the term of the plan to expire on April 22, 2033, unless extended by shareholder approval in the future or the plan is earlier terminated by the Board.
Information on Equity Compensation Plans as of December 31, 2022
When approving the Amended and Restated Plan, the CMDC considered the burn rate with respect to the equity awards granted by the Company, as well as our “overhang.” The burn rate is equal to (x) the sum of (i) the total number of equity awards of RSUs granted by the Company in a fiscal year and (ii) the total PRSUs earned by participants in a fiscal year divided by (y) the weighted average number of shares of Common Stock outstanding during the year. Overhang is equal to the total number of equity awards outstanding plus the total number of shares available for grant under the Company’s equity plan, divided by the sum of the total Common Stock outstanding, the number of equity awards outstanding and the total number of shares available for grant under the Company’s equity plan. Our overhang as of December 31, 2022 was 3.73%. If the Amended and Restated Plan is approved, our overhang would increase from 3.73% to 4.99%. The CMDC also considered in approving the Amended and Restated Plan an expected increase in our future burn rate in light of (i) the use of stock options going forward for a portion of equity awards for certain employees, and (ii) the addition of approximately 5,000 employees through the M&M Acquisition.
The table below sets forth information regarding the Company’s annualized burn rate for the past three fiscal years, which is comparable to the median three-year average burn rate of 0.50% for our compensation peer group

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Management Proposal
(described in more detail in “Compensation Discussion and Analysis — Compensation Philosophy and Elements of Pay — Our Use of Peer Groups.”)

Year	Weighted Average Common Stock Outstanding	Time-Based Restricted Stock Units (RSUs) Granted	Performance-Based Restricted Stock Units (PRSUs) Earned(1)	Annualized Burn Rate
2022	108,380,082	169,253	383,680	0.51%
2021	111,224,017	99,768	306,078	0.36%
2020	117,817,445	233,448	473,031	0.60%
			Three-Year Average:	0.49%
(1)     Amount reflects PRSUs earned and vested during the applicable year. The number of PRSUs granted in 2022, 2021 and 2020 were 184,326, 273,303 and 254,874, respectively.

The following tables set forth information regarding outstanding equity awards and shares available for future equity awards under all existing equity compensation plans as of December 31, 2022 (without giving effect to approval of the Amended and Restated Plan):

	2009 Plan	Existing Plan
Total shares underlying outstanding stock options	—	—
Weighted average exercise price of outstanding stock options	—	—
Weighted average remaining contractual term of outstanding stock options	—	—
Total shares underlying outstanding RSUs	—	254,348
Total shares underlying outstanding PRSUs (assuming maximum performance)	—	1,157,566
Total shares currently available for grant (assuming outstanding PRSUs vest at maximum performance)	—	2,786,536

Total shares available under the Celanese Corporation 2009 Employee Stock Purchase Plan as of December 31, 2022	13,505,677
Total shares of Common Stock outstanding as of December 31, 2022	108,473,932
Price of a share of Common Stock on December 31, 2022	$102.24
Promotion of Good Governance Practices
The Amended and Restated Plan incorporates several provisions to protect shareholders and promote corporate governance best practices, including the following:
•No Repricing or Grant of Discounted Stock Options or SARs. The Amended and Restated Plan does not permit the repricing of stock options or stock appreciation rights (SARs), and specifically prohibits the Company from (i) amending an existing award to reduce the exercise price, (ii) substituting a new award at a lower price and (iii) taking any other action treated as a repricing under generally accepted accounting principles. The Amended and Restated Plan prohibits the granting of stock options or SARs with an exercise price less than the fair market value of the Common Stock on the date of grant.
•Clawback Provision. Awards under the Amended and Restated Plan are subject to any recovery, recoupment or similar clawback policy maintained by the Company.
•Limitation on Liberal Share Recycling. The Amended and Restated Plan prohibits liberal share recycling on stock options and SARs.
•No Automatic Single Trigger Acceleration or Tax Gross-Ups. In the event of a change in control of the Company, the Amended and Restated Plan does not provide for automatic single trigger acceleration. In addition, the

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Management Proposal
Amended and Restated Plan does not provide for tax gross-ups on excise taxes resulting from excess parachute payments.
•Limitation of Terms of Stock Options and SARs. The maximum term of stock options and stock appreciation rights, or SARs, is ten years.
•Dividends. The Amended and Restated Plan prohibits the payment of dividends or dividend equivalents on unvested awards (both time-vesting and performance-vesting) until the award vests.
•Annual Award Limits. Even though no longer required by tax law, the Amended and Restated Plan retains individual award limits on stock options, SARs and certain performance awards.
•Director Compensation Limit. The Amended and Restated Plan provides for an annual limit of $750,000 on the awards that may be granted or cash compensation that may be paid to non-employee directors.
Summary of the Amended and Restated Plan
The principal features of the Amended and Restated Plan are summarized below. The following summary does not purport to be a complete description of all of the provisions of the Amended and Restated Plan, and is qualified in its entirety by reference to the complete text of the Amended and Restated Plan, which is attached to this proxy statement as Exhibit B. Any capitalized terms used in this summary but not defined here or elsewhere in this Proxy Statement have the meanings assigned to them in the Amended and Restated Plan.
Eligibility
Awards may be granted under the Amended and Restated Plan to officers, employees, and consultants of the Company and its subsidiaries and to non-employee directors of the Company. Incentive stock options may be granted only to employees of the Company or its subsidiaries. Approximately five executive officers, 13,300 other employees and 11 non-employee directors are currently eligible under the Amended and Restated Plan.
Administration
The Amended and Restated Plan will be administered by the CMDC, or may be administered by the Board or another committee thereof (as applicable, the “Committee”). The Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards and has the authority to interpret and construe the Amended and Restated Plan and awards thereunder. The Amended and Restated Plan authorizes the Committee to delegate certain of its authority to the extent permitted by applicable law.
Number of Authorized Shares
The number of shares of Common Stock authorized for issuance under the Amended and Restated Plan is (i) 4,000,000 shares, plus (ii) the shares that were remaining available for grant of awards under the Company’s 2009 Global Incentive Plan (the “2009 Plan”) as of the original effectiveness of the Existing Plan, plus (iii) shares of Common Stock subject to outstanding awards under the 2009 Plan that cease to be subject to such awards (other than by reason of exercise or settlement for non-forfeitable shares). Up to 4,000,000 shares may be granted as incentive stock options under Section 422 of the Internal Revenue Code. The shares of Common Stock issuable under the Amended and Restated Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise. However, shares purchased on the open market with option exercise proceeds will not be added back to the share pool for the plan.
The number of shares available for awards under the Amended and Restated Plan is reduced by one share for each stock option and SAR. For awards other than options and SARs, such as shares of restricted stock or RSUs, the number of shares available for awards under the Amended and Restated Plan is reduced by 1.59 shares for each share covered by such award.

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Management Proposal
If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the Amended and Restated Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will again be available for grant under the Amended and Restated Plan. In addition, the following items will not count against the aggregate number of shares of Common Stock available for grant under the Amended and Restated Plan: (a) the payment in cash of dividends or dividend equivalents under any outstanding award, (b) any award that is settled in cash rather than by issuance of shares of Common Stock, or (c) awards granted in assumption of or in substitution for awards previously granted by an acquired company. Shares used to pay the exercise price of stock options or shares withheld for the payment of taxes will not become available for grant again. SARs are counted based on the gross number of shares covered by the award, not the net shares settled at exercise.
Award Limits
The Amended and Restated Plan includes certain limits on individual awards:
•All Participants. Under the Amended and Restated Plan, participants may not be granted (i) stock options or SARs in any calendar year for more than 1,000,000 shares and (ii) restricted stock and RSUs granted as performance awards in any calendar year for more than 1,000,000 shares. There is no limit on the number of shares of restricted stock or RSUs not granted as performance awards that may be granted in any calendar year. The maximum dollar value granted as a cash incentive award under the Amended and Restated Plan to any participant for any calendar year may not exceed $20 million.
•Non-Employee Directors. No share-based awards may be granted under the Amended and Restated Plan during any one year to a non-employee director that exceed, together with any cash compensation received for such director’s service, $750,000, based on the grant date fair value for accounting purposes of such awards. The Amended and Restated Plan permits disinterested members of the Board to make individual exceptions to this limit for a non-executive Chair of the Board or in other extraordinary circumstances.
Adjustments
If certain changes in the Common Stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the Common Stock without receipt of consideration by the Company, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities for which stock options and other stock-based awards may be made under the Amended and Restated Plan, including the individual award limits under the Amended and Restated Plan, will be equitably adjusted by the Company. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs will be equitably adjusted by the Company.
Types of Awards
The Amended and Restated Plan permits the granting of any or all of the following types of awards:
Stock Options. Stock options entitle the holder to purchase a specified number of shares of Common Stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Committee may grant either incentive stock options, which must comply with Section 422 of the Internal Revenue Code, or nonqualified stock options. The Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the Common Stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Fair market value under the Amended and Restated Plan means, as of a given date, the average of the high and low sales price of the Common Stock on the day prior to such day (or, if there are no reported sales on such date, then on the last date prior to such date on which there were sales). At the time of grant, the Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting conditions, term (which cannot exceed 10 years) and other conditions on exercise.

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Stock Appreciation Rights. The Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the Amended and Restated Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the per share fair market value on the date of exercise over the exercise price of the SAR. The exercise price of a tandem SAR is equal to the exercise price of the related stock option and the exercise price for a freestanding SAR is determined by the Committee but not less than 100% of the fair market value of the Common Stock on the date of grant (excluding SARs granted in connection with assuming or substituting stock options in acquisition transactions). Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed ten years, and the term of a tandem SAR cannot exceed the term of the related stock option.
Restricted Stock and Restricted Stock Units. The Committee may grant awards of restricted stock, which are shares of Common Stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the Common Stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Committee’s discretion. The restrictions may be based on continuous service, performance criteria or such other conditions, as determined by the Committee. Restricted stock units may be settled in Common Stock and/or cash, as determined by the Committee.
Incentive Bonuses. Incentive bonuses are bonus opportunities under the Amended and Restated Plan that are subject to satisfaction of performance criteria specified by the Committee with a performance period of not less than one year.
Performance Awards. Performance awards are awards under the Amended and Restated Plan that are subject to performance criteria selected by the Committee.
No Repricing
Without shareholder approval, except in connection with certain corporate transactions or changes in capital structure, the Committee is not authorized to (a) amend outstanding awards to reduce the exercise price of stock options or SARs, (b) cancel outstanding stock options or SARs in exchange for cash or other awards with an exercise price that is less than the exercise price of the cancelled stock options or SARs or (c) take any other action that is treated as a repricing under generally accepted accounting principles.
Clawback
All awards and benefits received under the Amended and Restated Plan will be subject to any clawback or similar policy adopted by the Company or any applicable law.
Transferability
Awards are not transferable other than by will or the laws of descent and distribution, except for transfers for no consideration to a participant’s family members in accordance with Form S-8. In no event may awards be transferred for value or consideration.
Change in Control
The Committee may provide in any award agreement provisions relating to the treatment of awards in the event of a change in control. Our grant practice for awards under the 2009 Plan and the Existing Plan has been to provide “double trigger” vesting in connection with a change in control ― that is, if a change in control occurs, the award is continued or replaced with an award of comparable value, and the participant subsequently has an involuntary termination, then the portion of the award that was unvested at the time of termination will be accelerated. If in connection with a change in control the participant’s rights in the award are adversely affected (i.e., such as by the award not being continued) and the award is not replaced with an award of comparable value, then the unvested portion of the award would be accelerated upon the change in control without requiring termination of employment. We expect to continue this grant practice under the Amended and Restated Plan, unless the Committee determines otherwise.

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Management Proposal
Term, Termination and Amendment
Unless earlier terminated by the Board, the Amended and Restated Plan will terminate, and no further awards may be granted, 10 years after the date on which it is approved by shareholders at the 2023 Annual Meeting. The Board may amend, suspend or terminate the Amended and Restated Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, shareholder approval will be required for any amendment. The amendment, suspension or termination of the Amended and Restated Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.
New Plan Benefits
All awards are made at the discretion of the Amended and Restated Plan administrator. Therefore, the benefits and amounts that will be received or allocated under the Amended and Restated Plan are not determinable and it is not possible to predict the benefits or amount that will be received by, or allocated to, particular individuals or groups of employees. Please see the “2022 Grants of Plan-Based Awards Table” and “Director Compensation in 2022” for information on awards granted in 2022 under the Existing Plan to certain of the Company’s executive officers and directors, as applicable.
Awards Granted Under the Existing Plan
No awards made under the Existing Plan prior to the date of the annual meeting were granted subject to shareholder approval. The following table sets forth information with respect to awards that have been granted to the specific individuals and groups set forth below under the Existing Plan as of December 31, 2022, with performance-based awards reflected at the target performance level.

Name	Stock Options Granted	RSUs and PRSUs Granted
Lori J. Ryerkerk	—	215,812
Scott A. Richardson	—	69,723
Thomas F. Kelly	—	62,747
John G. Fotheringham	—	34,485
A. Lynne Puckett	—	63,522
All executive officers as a group (5 total)	—	446,289
All non-executive directors as a group (10 total)	—	43,643
Jean S. Blackwell	—	5,326
William M. Brown	—	5,326
Edward G. Galante	—	5,326
Rahul Ghai	—	1,372
Kathryn M. Hill	—	5,326
David F. Hoffmeister	—	5,326
Dr. Jay V. Ihlenfeld	—	5,326
Deborah J. Kissire	—	2,827
Michael Koenig	—	1,372
Kim K.W. Rucker	—	6,116
All employees, other than executive officers, as a group	—	1,333,054

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Management Proposal
Federal Income Tax Information
The following is a brief summary of the U.S. federal income tax consequences of the Amended and Restated Plan generally applicable to the Company and to participants in the Amended and Restated Plan who are subject to U.S. federal taxes. The summary is based on the Internal Revenue Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.
Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.
Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.
With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of Common Stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.
Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.
Restricted Stock Awards, Restricted Stock Units, Incentive Bonuses and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units, incentive bonuses or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant by timely filing an election pursuant to Section 83(b) of the Internal Revenue Code.

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Questions and Answers about the Annual Meeting
Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Internal Revenue Code, including the deduction limit under Section 162(m) of the Internal Revenue Code to the extent applicable.
Section 409A. We intend that awards granted under the Amended and Restated Plan comply with, or otherwise be exempt from, Section 409A of the Internal Revenue Code, but make no representation or warranty to that effect.
Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Amended and Restated Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of Common Stock or otherwise settle an award under the Amended and Restated Plan until all tax withholding obligations are satisfied.
Vote Required
Approval of this proposal requires the affirmative vote of the majority of the shares of Common Stock present or represented by proxy and entitled to vote.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” THE APPROVAL OF THE AMENDED AND RESTATED PLAN

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Questions and Answers about the Annual Meeting
QUESTIONS AND ANSWERS
Annual Meeting Information
1. What is the purpose of the Annual Meeting?
At our Annual Meeting, shareholders will vote upon several important Company matters, including the election of directors. In addition, following our meeting, our management will be available to respond to questions from shareholders.
2. How do I attend and participate in the Annual Meeting?

IMPORTANT NOTE: If you plan to attend the Annual Meeting virtually, you must follow these instructions to gain access to the meeting.
This year’s Annual Meeting will be held as a “virtual meeting.” To attend, participate in, vote, and submit questions during the annual meeting, shareholders will need to log-in to the virtual meeting at www.virtualshareholdermeeting.com/CE2023 using the 16-digit control number found on the proxy card, voting instruction form, or Notice of Internet Availability made available to shareholders entitled to vote at the 2023 Annual Meeting. Beneficial owners whose voting instruction form or Notice of Internet Availability do not indicate that their shares may be voted through the www.proxyvote.com website should contact their bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
The live webcast of the 2023 Annual Meeting will begin promptly at 1:00 p.m. Eastern Time. Online access to the audio webcast will open 15 minutes prior to the start of the 2023 Annual Meeting. We encourage shareholders wishing to attend the meeting to access the meeting in advance of the designated start time and test their device’s audio system.
Beginning 15 minutes prior to, and during, the 2023 Annual Meeting, technical support will be available to assist shareholders with any technical difficulties they may have accessing or hearing the virtual meeting. Shareholders encountering any difficulties accessing, or during, the virtual meeting, please call the technical support team number that will be posted on the virtual meeting website’s login page.
In addition, any person may access the audio webcast of and listen to, but not participate in, ask questions or vote at, the 2023 Annual Meeting by logging on at the virtual meeting site www.virtualshareholdermeeting.com/CE2023.
Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to, or are unable to, attend the Annual Meeting.
3. What different methods can I use to vote?
See page 4 for additional information about how to vote.
By Telephone or Internet. All shareholders of record can submit a proxy through the Internet, using the procedures and instructions described on the Notice of Internet Availability or proxy card, or by touch tone telephone within the U.S., U.S. territories and Canada, using the toll-free telephone number on the notice or proxy card. Beneficial owners may submit a proxy through the Internet or by telephone if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will include the instructions on the Notice of Internet Availability or voting instruction form that it provides with the proxy materials. The Internet and telephone proxy submission procedures are designed to authenticate shareholders’ identities, to allow shareholders to submit

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Questions and Answers about the Annual Meeting
their proxies and to confirm that their voting instructions have been recorded properly.
By Written Proxy. All shareholders of record can submit their voting instructions by written proxy card. If you are a shareholder of record and receive a Notice of Internet Availability, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee.
At the meeting. All shareholders as of the record date (February 22, 2023) who attend the virtual annual meeting may vote at the meeting.
If you have questions or require assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003. Shareholders may call toll free: (800) 574-5971.
4. How can I submit questions for the Annual Meeting?
Shareholders will be able to submit questions during the 2023 Annual Meeting. Beginning 15 minutes prior to, and during, the 2023 Annual Meeting, shareholders may submit questions through the virtual meeting website at www.virtualshareholdermeeting.com/CE2023. After the business portion of the 2023 Annual Meeting concludes and the meeting is adjourned, the Company intends to answer all questions submitted during the meeting that are pertinent to the Company and the items being brought before the shareholder vote at the 2023 Annual Meeting, as time permits and in accordance with our Rules of Conduct for the 2023 Annual Meeting. To promote fairness and efficient conduct of the meeting, we will respond to no more than two questions from any single shareholder.
The Agenda and the Rules of Conduct for the 2023 Annual Meeting will be available beginning 15 minutes prior to, and during, the 2023 Annual Meeting, at www.virtualshareholdermeeting.com/CE2023.
Answers to any appropriate questions that are not addressed during the meeting will be posted following the meeting on our website at https://investors.celanese.com under the heading “News & Events – Annual Meeting”. Questions and answers may be grouped by topic and substantially similar questions answered only once.
5. What are my voting choices for each of the proposals to be voted on at the 2023 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation		Voting Standard
Item 1: Election of Directors	•	Vote in favor of all or specific nominees;	Majority of votes cast
	•	Vote against all or specific nominees; or
	•	Abstain from voting with respect to all or specific nominees.
The Board recommends a vote FOR each of the Director nominees.

Item 2: Ratification of the Appointment of KPMG LLP as Independent Registered Public Accounting Firm	•	Vote in favor of the ratification;	Majority of voting power present(1)
	•	Vote against the ratification; or
	•	Abstain from voting on the ratification.
The Board recommends a vote FOR the ratification.

Item 3: Advisory Vote to Approve Executive Compensation	•	Vote in favor of the advisory proposal;	Majority of voting power present(1)
	•	Vote against the advisory proposal; or
	•	Abstain from voting on the advisory proposal.
The Board recommends a vote FOR the advisory vote to approve executive compensation.

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Questions and Answers about the Annual Meeting

Proposal	Voting Choices and Board Recommendation		Voting Standard
Item 4: Advisory Vote to Approve Say on Pay Frequency	•	Vote in favor of a 1-year, 2-year or 3-year cycle of advisory votes on compensation; or	Majority of voting power present(1)
	•	Abstain from voting on the advisory proposal.
The Board recommends a vote for the 1-YEAR frequency of advisory votes to approve executive compensation.

Item 5: Proposal Regarding Approval of the Amended and Restated 2018 Global Incentive Plan	•	Vote in favor of the proposal;	Majority of voting power present(1)
	•	Vote against the proposal; or
	•	Abstain from voting on the proposal.
The Board recommends a vote FOR the proposal.

(1) This means the vote of the holders of a majority of the voting power of the shares of Common Stock present in person or represented by proxy and entitled to vote.
6. Could any additional proposals be raised at the Annual Meeting?
Management does not know of any items, other than those referred to in the accompanying Notice of Annual Meeting or other matters incident to the conduct of the meeting, that may properly come before the meeting. As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this proxy statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders. See the response to question 22 for how to submit a proposal for action at the 2024 Annual Meeting of Shareholders.
7. What if I am unable to attend the Annual Meeting?
All shareholders are encouraged to vote in advance of the meeting by one of the means addressed above. A webcast playback of the 2023 Annual Meeting will be available to the public at www.virtualshareholdermeeting.com/CE2023 within approximately 24 hours after the completion of the meeting.
8. What information is included on the Annual Meeting page of the Company’s website?
The Annual Meeting page of our website allows our shareholders to (a) easily access the Company’s proxy materials for the Annual Meeting, (b) submit a proxy through the Internet, and (c) learn more about our Company. Go to https://investors.celanese.com, and choose “Annual Meeting” under “News & Events”.
Proxy Materials and Voting Information
9. What is the difference between holding shares as a shareholder of record and as a beneficial owner?
If your shares are registered directly in your name with the Company’s registrar and transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered a shareholder of record with respect to those shares. If your shares are held in a bank or brokerage account or through another nominee, you are considered the “beneficial owner” of those shares.

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Questions and Answers about the Annual Meeting
10. What is the process to vote if I hold shares through the Celanese 401(k) savings plan?
If you are a Company employee and hold shares of Common Stock in our 401(k) savings plan, it is important that you direct the plan’s trustee how to vote your shares. If you hold shares of Common Stock in the Celanese Americas Retirement Savings Plan administered by Fidelity or a successor and do not vote your shares or specify your voting instructions on your proxy card, the trustee of the plan will vote your shares in the same proportion as the shares for which they have received voting instructions, unless contrary to ERISA. To allow sufficient time for voting by the trustee, your voting instructions must be received by April 17, 2023.
11. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy?
Shareholders should specify their choice for each matter on the proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

●	FOR the election of all director nominees as set forth in this Proxy Statement;
●	FOR the proposal to ratify the appointment of KPMG LLP as independent registered public accounting firm;
●	FOR the advisory vote to approve executive compensation;
●	ONE YEAR for the advisory vote on the frequency for future votes to approve executive compensation; and
●	FOR the proposal to approve the amended and restated 2018 Global Incentive Plan.
12. What if I am a beneficial owner and do not give voting instructions to my broker?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote. Brokers are not permitted to vote on certain proposals (including the election of directors), and may elect not vote on any of the proposals, unless you provide voting instructions. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote.
13. How are abstentions and broker non-votes counted?
Abstentions and broker non-votes are included in determining whether a quorum is present, but they are not considered as votes cast and will not be included with respect to determining the outcome of the vote on director elections. With respect to the proposal to ratify the appointment of KPMG LLP as independent registered public accounting firm, the advisory vote to approve executive compensation, the advisory vote on say on pay frequency and the approval of the amended and restated 2018 Global Incentive Plan, and any other matters properly presented at the meeting, abstentions will count in the denominator and broker non-votes will not be included in determining the vote on the particular proposal.
14. What can I do if I change my mind after I vote my shares?
Shareholders can revoke a proxy prior to the completion of voting at the meeting by:

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 109

Questions and Answers about the Annual Meeting

●	giving written notice to the Corporate Secretary of the Company;
●	delivering a later-dated proxy; or
●	voting at the virtual meeting
If a broker, bank or other nominee holds your shares, you must contact them in order to find out how to revoke or change your vote.
15. Can I access the proxy materials on the Internet? How can I sign up for the electronic proxy delivery service?
The Notice of Annual Meeting, this Proxy Statement and the 2022 Annual Report are available at www.proxyvote.com. In addition, shareholders are able to access these documents on the Annual Meeting page of our website, https://investors.celanese.com, by clicking “News & Events”. Instead of receiving future copies of our notice of annual meeting, proxy statement and annual report by mail, shareholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents, and also will give you an electronic link to the proxy voting site.
Shareholders of Record. If you submit your proxy over the Internet, simply follow the prompts for enrolling in the electronic shareholder document delivery service. You also may enroll in this service at any time in the future by going directly to www.proxyvote.com and following the enrollment instructions.
Beneficial Owners. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information in the proxy materials provided to you by your bank, broker or other nominee regarding the availability of this service.
16. Are votes confidential? Who counts the votes?
We will continue our long-standing practice of holding the votes of all shareholders in confidence from directors, officers and employees except:

●	as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;
●	in the case of a contested proxy solicitation;
●	if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or
●	to allow the independent inspector of election to certify the results of the vote.
We also will continue, as we have for many years, to retain an independent tabulator to receive and tabulate the proxies and an independent inspector of election to certify the results.
17. How are proxies solicited and what is the cost?
We bear all expenses incurred in connection with the solicitation of proxies. We have engaged Alliance Advisors, LLC to assist with the solicitation of proxies for a fee of $8,000. We have also agreed to reimburse Alliance Advisors, LLC for certain expenses and to indemnify Alliance Advisors, LLC against certain losses and expenses. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock.
Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 110

Questions and Answers about the Annual Meeting
18. What is householding?
As permitted by the 1934 Act, only one copy of this Proxy Statement and our 2022 Annual Report is being delivered to shareholders residing at the same address who have the last same name, who we reasonably believe to be members of the same family or from whom we have previously received written consent to such a delivery unless, in each case, those shareholders have notified the Company of their desire to receive multiple copies of the Proxy Statement and our 2022 Annual Report. This is known as householding.
Even if the shareholders residing at the same address have received only one Proxy Statement and our 2022 Annual Report, each of those shareholders will receive a separate proxy card with which to submit their voting instructions by proxy as to that shareholder’s shares. It is important that each shareholder receiving a proxy card, sign, date, and return each proxy card received, submit their proxy via the internet or by phone in accordance with the instructions appearing on the proxy card or vote at the annual meeting.
The Company will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement and our 2022 Annual Report to any shareholder residing at an address to which only one copy of the Proxy Statement and our 2022 Annual Report was mailed. Requests for additional copies of the Proxy Statement and our 2022 Annual Report or for a copy of our proxy statements and annual reports in future years to be delivered to each shareholder residing at an address should be directed to the Corporate Secretary at the address listed in the response to question 22.
Beneficial owners residing at the same address should contact their bank, broker or other nominee if they do not wish to receive multiple copies of our proxy statements and annual reports to shareholders or if they are receiving only one copy and want to receive multiple copies of the Proxy Statement and our 2022 Annual Report and our proxy statements and annual reports to shareholders in future years. Each beneficial owner residing at the same address will receive a voting instruction form from their bank, broker or other nominee with which to direct how that beneficial owner’s shares are to be voted. It is important that each beneficial owner receiving a voting instruction form, sign, date, and return each voting instruction form received, submit such beneficial owner’s voting instructions by internet or phone if their bank, broker or other nominee makes such means of voting available, or vote at the annual meeting, in each case, in accordance with the instructions appearing on the voting instruction form.
19. Will you make a list of shareholders entitled to vote at the Annual Meeting available?
We will make available a list of shareholders of record as of the record date for inspection by shareholders or for any purpose germane to the meeting during normal business hours from April 10 through April 19, 2023 at 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039.
Company Documents, Communications and Shareholder Proposals
20. How can I view or request copies of the Company’s corporate documents and SEC filings?
The Company’s website contains the Company’s certificate of incorporation, by-laws, corporate governance guidelines, Board committee charters, Code of Business Conduct and the Company’s SEC filings. To view these documents, go to our website, https://investors.celanese.com, and click “Corporate Governance.” To view the Company’s SEC filings, including Forms 3, 4 and 5 filed by the Company’s directors and executive officers, go to https://investors.celanese.com, and click “Financial Information.”
We will promptly deliver free of charge, upon request, a copy of the corporate governance guidelines, Board

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 111

Questions and Answers about the Annual Meeting
committee charters or Code of Business Conduct or our most recent Form 10-K or Annual Report to any shareholder requesting a copy. Requests should be directed to the Company’s Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039.
21. How can I communicate with the directors?
Communications can be addressed to directors in care of the Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. At the direction of the Board, all mail received may be opened and screened for security purposes. All mail, other than trivial, obscene, unduly hostile, threatening, advertising, illegal or similarly unsuitable items, will be forwarded. Mail addressed to a particular director or Board committee will be forwarded or delivered to that director or the chair of such committee, respectively. Mail addressed to “Outside Directors” or “Non-Employee Directors” will be forwarded or delivered to the lead independent director. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chair of the Board.
22. How do I submit a proposal for action or nominate individuals for election as directors at the 2024 Annual Meeting of Shareholders?
Any shareholder who wishes to present a proposal, director nomination, or other business at 2024 Annual Meeting of Shareholders, must comply with applicable SEC requirements and provisions of our by-laws (including the associated deadlines) which are summarized in the table below.

Submission Type	Applicable Rules and Requirements	Deadline
Shareholder proposals for inclusion in next year’s annual meeting proxy materials	SEC Rule 14a-8	No later than the close of business (5:30 p.m. Central Time) on November 10, 2023
Proxy Access Director Nominees	Section 2.03(B) of our by-laws	Between October 11, 2023 and the close of business on November 10, 2023
Notice Provision for Other Items of Business or non-Proxy Access Director Nominees *Includes information required under Rule 14a-19	Section 2.03(A) of our by-laws*
Between December 22, 2023 and the close of business on January 19, 2024 (assuming we do not change the date of our 2024 Annual Meeting of Shareholder to be more than 30 days from the first anniversary date of our 2023 Annual Meeting)

Any proposal for action to be presented by any shareholder at the 2024 Annual Meeting of Shareholders will be deemed timely submitted only if submitted in accordance with the applicable deadlines. In addition, the shareholder proponent, or a representative who is qualified under state law, must appear in person at the 2024 Annual Meeting of Shareholders to present such proposal or nomination.
Any such submission will be acted upon only if timely notice of the proposal or nomination is delivered in writing to the attention of the Corporate Secretary, Celanese Corporation, 222 W. Las Colinas Blvd., Suite 900N, Irving, TX 75039. We will not entertain any director nominations or other proposals from our shareholders at the 2024 Annual Meeting of Shareholders that do not meet the timing, disclosure, procedural and other requirements set forth in applicable SEC rules and/or our by-laws.
23. How do I submit a recommendation for a director nominee?
The NCG Committee will consider recommendations for director nominees made by shareholders. Shareholder recommendations should be sent to: Celanese Corporation, Board of Directors, 222 W. Las Colinas Blvd., Suite 900N, Irving, Texas 75039, Attn: Corporate Secretary. Generally, recommended candidates are considered at the first or second board meeting held prior to the annual meeting of shareholders.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / 112

Exhibit A
The NCG Committee considers individuals recommended by shareholders in the same manner and to the same extent as it considers director nominees identified by other means. The chair of the NCG Committee will make exploratory contacts with those nominees whose skills, experiences, qualifications and personal attributes satisfy those that the NCG Committee has identified as essential for a nominee to possess, as described above. Then, an opportunity will be arranged for the members of the NCG Committee or as many members as can do so to meet any nominee so identified by the NCG for further consideration. The NCG Committee will then choose whether to recommend a nominee to the Board of Directors for consideration and appointment. Board members appointed in this manner will serve, absent unusual circumstances, until their election by our shareholders at the next annual meeting of shareholders.
The Annual Report on Form 10-K for the year ended December 31, 2022 includes our financial statements for the year ended December 31, 2022. We have furnished the 2022 Annual Report on Form 10-K to all shareholders as part of our Annual Report. The Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies.
On behalf of the Board of Directors of Celanese Corporation

A. Lynne Puckett
Senior Vice President, General Counsel
and Corporate Secretary
March 9, 2023

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / A-113

Exhibit A
Exhibit A
Non-U.S. GAAP Financial Measures

Definitions and Rationale
This Proxy Statement contains information regarding Adjusted EBIT, free cash flow, and adjusted earnings per share, which are non-GAAP financial measures used by the Company. These measures are not recognized in U.S. GAAP and should not be viewed as alternatives to U.S. GAAP measures of performance. Non-GAAP financial measures are provided as additional information to shareholders, investors, analysts and other parties as the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate our financial condition and period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to, net earnings (loss), operating profit (loss), cash flow from operating activities (together with cash flow from investing and financing activities), earnings per share or any other U.S. GAAP financial measure. These non-GAAP financial measures should be considered within the context of our complete audited and unaudited financial results for the given period, which are available on the Financial Information/Financial Document library page of our website, https://investors.celanese.com. The definition and method of calculation of the non-GAAP financial measures used herein may be different from other companies’ methods for calculating measures with the same or similar titles. Investors, analysts and other parties should understand how another company calculates such non-GAAP financial measures before comparing the other company’s non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Adjusted EBIT is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items. We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company’s incentive compensation plan. Adjusted EBIT margin is defined by the Company as adjusted EBIT divided by net sales. Adjusted EBIT margin has the same uses and limitations as Adjusted EBIT.
Adjusted earnings per share is a performance measure used by the Company and is defined by the Company as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. We believe that adjusted earnings per share provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of the above stated items that affect comparability and as a performance metric in the Company’s incentive compensation plan.
Note: The income tax expense (benefit) on Certain Items (“Non-GAAP adjustments”) is determined using the applicable rates in the taxing jurisdictions in which the Non-GAAP adjustments occurred and includes both current and deferred income tax expense (benefit). The income tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities and related costs, where applicable, and specifically excludes changes in uncertain tax positions, discrete recognition of GAAP items on a quarterly basis, other pre-tax items adjusted out of our GAAP

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / A-1

Exhibit A
earnings for adjusted earnings per share purposes and changes in management’s assessments regarding the ability to realize deferred tax assets for GAAP. In determining the adjusted earnings per share tax rate, we reflect the impact of foreign tax credits when utilized, or expected to be utilized, absent discrete events impacting the timing of foreign tax credit utilization. We analyze this rate quarterly and adjust it if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ from the actual tax rate used for GAAP reporting in any given reporting period. The estimated GAAP rate excludes discrete recognition of GAAP items due to our inability to forecast such items. As part of the year-end reconciliation, we will update the reconciliation of the GAAP effective tax rate to the adjusted tax rate for actual results.
Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to Mitsui & Co., Ltd. (“Mitsui”) related to our methanol joint venture, Fairway Methanol LLC (“Fairway”. We believe that free cash flow provides useful information to management, investors, analysts and other parties in evaluating the Company’s liquidity and credit quality assessment because it provides an indication of the long-term cash generating ability of our business. Although we use free cash flow as a measure to assess the liquidity generated by our business, the use of free cash flow has important limitations, including that free cash flow does not reflect the cash requirements necessary to service our indebtedness, lease obligations, unconditional purchase obligations or pension and postretirement funding obligations.
Return on invested capital (adjusted) is defined by the Company as adjusted EBIT, tax effected using the adjusted tax rate, divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation shareholders’ equity. We believe that return on invested capital (adjusted) provides useful information to management, investors, analysts and other parties in order to assess our income generation from the point of view of our shareholders and creditors who provide us with capital in the form of equity and debt and whether capital invested in the Company yields competitive returns.
The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for adjusted EBIT is net earnings (loss) attributable to Celanese Corporation; for adjusted EBIT margin is operating margin; for adjusted earnings per share is earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted; and for free cash flow is net cash provided by (used in) operations.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / A-2

Exhibit A
Adjusted EBIT - Reconciliation of Non-GAAP Measures - Unaudited

	Year Ended December 31,
	2022		2021
	(In $ millions, except percentages)
Net sales	9,673		8,537

Net earnings (loss) attributable to Celanese Corporation	1,894		1,890
(Earnings) loss from discontinued operations	8		22
Interest income	(69)		(8)
Interest expense	405		91
Refinancing expense	—		9
Income tax provision (benefit)	(489)		330
Certain items attributable to Celanese Corporation(1)	422		139
Adjusted EBIT / Adjusted EBIT Margin	2,171	22.4%	2,473	29.0%

	Year Ended December 31,
	2020		2019		2018
	(In $ millions, except percentages)
Net sales	5,655		6,297		7,155

Net earnings (loss) attributable to Celanese Corporation	1,985		852		1,207
(Earnings) loss from discontinued operations	12		6		5
Interest income	(6)		(6)		(6)
Interest expense	109		115		125
Refinancing expense	—		4		1
Income tax provision (benefit)	247		124		292
Certain items attributable to Celanese Corporation(1)	(1,216)		381		228
Adjusted EBIT / Adjusted EBIT Margin	1,131	20.0%	1,476	23.4%	1,852	25.9%
(1)Information about Certain items is included in the Company’s Non-GAAP Financial Measures and Other Information document available on the Financial Information/Financial Document Library page of our website, investors.celanese.com, and is also available as Exhibit 99.2 to our Form 8-K furnished to the SEC on February 23, 2023.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / A-3

Exhibit A
Adjusted Earnings (Loss) Per Share - Reconciliation of a Non-GAAP Measure - Unaudited

	Year Ended December 31,				Year over Year Change
	2022		2021
		per share		per share
	(In $ millions, except per share data and percentages)
Earnings (loss) from continuing operations attributable to Celanese Corporation	1,902	17.41	1,912	17.06	2.1%
Income tax provision (benefit)	(489)		330
Earnings (loss) from continuing operations before tax	1,413		2,242
Certain items attributable to Celanese Corporation(1)	422		139
Refinancing and related expenses	158	(2)	9
Adjusted earnings (loss) from continuing operations before tax	1,993		2,390
Income tax (provision) benefit on adjusted earnings(3)	(259)		(359)
Adjusted earnings (loss) from continuing operations(4)	1,734	15.88	2,031	18.12	(12.4)%

	Diluted shares (in millions)(5)
Weighted average shares outstanding	108.4		111.2
Incremental shares attributable to equity awards	0.8		0.9
Total diluted shares	109.2		112.1

	Year Ended December 31,
	2020		2019		2018
		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations attributable to Celanese Corporation	1,997	16.85	858	6.89	1,212	8.95
Income tax provision (benefit)	247		124		292
Earnings (loss) from continuing operations before tax	2,244		982		1,504
Certain items attributable to Celanese Corporation(1)	(1,216)		381		228
Refinancing and related expenses	—		4		1
Adjusted earnings (loss) from continuing operations before tax	1,028		1,367		1,733
Income tax (provision) benefit on adjusted earnings(3)	(123)		(178)		(243)
Adjusted earnings (loss) from continuing operations(4)	905	7.64	1,189	9.53	1,490	11.00

	Diluted shares (in millions)(5)
Weighted average shares outstanding	117.8		123.9		134.3
Incremental shares attributable to equity awards	0.7		0.8		1.1
Total diluted shares	118.5		124.7		135.4
(1)Information about Certain items is included in the Company’s Non-GAAP Financial Measures and Other Information document available on the Financial Information/Financial Document Library page of our website, investors.celanese.com, and is also available as Exhibit 99.2 to our Form 8-K furnished to the SEC on February 23, 2023.
(2)Includes net interest expense and certain fees related to debt issued as part of our acquisition of a majority of the Mobility & Materials business (“M&M Business”) of DuPont de Nemours, Inc (“M&M Acquisition”).
(3)The adjusted effective tax rates for the years ended December 31, 2022, 2021, 2020, 2019 and 2018 are detailed in the Adjusted Tax Rate table below.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / A-4

Exhibit A
(4)Excludes the immediate recognition of actuarial gains and losses and the impact of actual vs. expected plan asset returns.

	Actual Plan Asset Returns	Expected Plan Asset Returns
	(In percentages
2022	(18.4)	5.4
2021	1.1	6.3
2020	12.4	6.5
2019	16.7	6.5
2018	(3.9)	6.7
(5)Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.
Adjusted Tax Rate - Reconciliation of a Non-GAAP Measure - Unaudited

	Year Ended December 31,
	2022	2021	2020	2019	2018
	(In percentages)
US GAAP effective tax rate	(34)	15	11	13	19
Discrete quarterly recognition of GAAP items(1)	(6)	(2)	12	—	—
Tax impact of other charges and adjustments(2)	9	(1)	(9)	—	—
Utilization of foreign tax credits	—	(1)	(3)	(3)	—
Changes in valuation allowances, excluding impact of other charges and adjustments(3)	(1)	3	—	3	(5)
Other(4)(5)	45	1	1	—	—
Adjusted tax rate	13	15	12	13	14
(1)Such as changes in tax laws (including US tax reform), deferred taxes on outside basis differences, changes in uncertain tax positions and prior year audit adjustments.
(2)Reflects the tax impact on pre-tax adjustments presented in Certain Items, which are excluded from pre-tax income for adjusted earnings per share purposes. Information about Certain items is included in the Company’s Non-GAAP Financial Measures and Other Information document available on the Financial Information/Financial Document Library page of our website, investors.celanese.com, and is also available as Exhibit 99.2 to our Form 8-K furnished to the SEC on February 23, 2023.
(3)Reflects changes in valuation allowances related to changes in judgment regarding the realizability of deferred tax assets or current year operations, excluding other charges and adjustments.
(4)Tax impacts related to full-year actual tax opportunities and related costs.
(5)Includes the reversal of 2022 U.S. GAAP deferred tax benefits related to non-recurring internal restructuring transactions related to the M&M Acquisition, to centralize ownership of intellectual property with the business and to facilitate future deployment of cash to service acquisition indebtedness. Certain benefits of the internal restructuring will be realized in future periods for adjusted earnings purposes.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / A-5

Exhibit A
Free Cash Flow - Reconciliation of a Non-GAAP Measure - Unaudited

	Year Ended December 31,
	2022	2021	2020	2019	2018
	(In $ millions)
Net cash provided by (used in) investing activities	(11,141)	(1,119)	592	(493)	(507)
Net cash provided by (used in) financing activities	10,290	(1,042)	(1,471)	(935)	(1,165)

Net cash provided by (used in) operating activities	1,819	1,757	1,343	1,454	1,558
Capital expenditures on property, plant and equipment	(543)	(467)	(364)	(370)	(337)
Capital (distributions to) contributions from NCI	(13)	(27)	(29)	(10)	(23)
Free cash flow(1)	1,263	1,263	950	1,074	1,198
(1)Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operating activities, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to Mitsui related to our joint venture, Fairway.
Return on Invested Capital (Adjusted) - Presentation of a Non-GAAP Measure - Unaudited

			2022
			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			1,894

Adjusted EBIT			2,171
Adjusted effective tax rate			13%
Adjusted EBIT tax effected			1,889

	2022	2021	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	1,306	791	1,049
Long-term debt, net of unamortized deferred financing costs	13,373	3,176	8,275
Celanese Corporation shareholders’ equity	5,637	4,189	4,913
Invested capital			14,237

Return on invested capital (adjusted)			13.3%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			13.3%

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / A-6

Exhibit B

			2021
			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			1,890

Adjusted EBIT			2,473
Adjusted effective tax rate			15%
Adjusted EBIT tax effected			2,102

	2021	2020	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	791	496	644
Long-term debt, net of unamortized deferred financing costs	3,176	3,227	3,202
Celanese Corporation shareholders’ equity	4,189	3,526	3,858
Invested capital			7,704

Return on invested capital (adjusted)			27.3%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			24.5%

			2020
			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			1,985

Adjusted EBIT			1,131
Adjusted effective tax rate			12%
Adjusted EBIT tax effected			995

	2020	2019	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	496	496	496
Long-term debt, net of unamortized deferred financing costs	3,227	3,409	3,318
Celanese Corporation shareholders’ equity	3,526	2,507	3,017
Invested capital			6,831

Return on invested capital (adjusted)			14.6%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			29.1%

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / B-7

Exhibit B
Exhibit B
Celanese Corporation
Amended and Restated 2018 Global Incentive Plan
April 20, 2023
1.Purpose
The purpose of the Celanese Corporation Amended and Restated 2018 Global Incentive Plan (the “Plan”) is to advance the interests of Celanese Corporation (the “Company”) by enabling the Company and its Subsidiaries to attract, retain and motivate employees and consultants of the Company by providing for or increasing the proprietary interests of such individuals in the Company, and by enabling the Company to attract, retain and motivate its Non-employee Directors and further align their interests with those of the stockholders of the Company by providing for or increasing the proprietary interests of such directors in the Company. The Plan was originally approved by the Company’s stockholders at the Company’s 2018 Annual Meeting and superseded the Company’s prior 2009 Global Incentive Plan (the “Prior Plan”) from and after April 23, 2018 (the “Original Effective Date”). The Plan provides for the grant of Incentive and Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units, any of which may be performance-based, and for Incentive Bonuses, which may be paid in cash or stock or a combination thereof, as determined by the Committee. On and after the Original Effective Date, no further grants shall be made under the Prior Plan, which plan shall remain in effect solely as to outstanding awards thereunder.
2.Definitions
As used in the Plan, the following terms shall have the meanings set forth below:

(a)“Award” means an Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Incentive Bonus granted to a Participant pursuant to the provisions of the Plan, any of which the Committee may structure to qualify in whole or in part as a Performance Award.
(b)“Award Agreement” means a written agreement or other instrument as may be approved from time to time by the Committee implementing the grant of each Award. An Award Agreement may be in the form of an agreement to be executed by both the Participant and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments as approved by the Committee.
(c)“Board” means the board of directors of the Company.
(d)“Change in Control” means, unless otherwise set forth in the Award Agreement:
(i)any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this subparagraph, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliate, or (iv) any acquisition pursuant to a transaction that complies with clauses (A), (B) or (C) in paragraph (iii) of this definition; or

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / B-1

Exhibit B
(ii)individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(iii)consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or
(iv)approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and the Change in Control is a “payment event” under Section 409A for such Award, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.
(e)“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations issued thereunder.
(f)“Committee” means the Committee delegated the authority to administer the Plan in accordance with Section 17.
(g)“Common Share” means a share of the Company’s common stock, subject to adjustment as provided in Section 12.
(h)“Effective Date” has the meaning set forth in Section 4.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / B-2

Exhibit B
(i)“Fair Market Value” means, as of any given date, the average of the high and low sales price on the day prior to such date during normal trading hours (or, if there are no reported sales on such date, on the last date prior to such date on which there were sales) of the Common Shares on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Shares are listed, in any case, as reporting in such source as the Committee shall select. If there is no regular public trading market for such Common Shares, the Fair Market Value of the Common Shares shall be determined by the Committee in good faith and in compliance with Section 409A of the Code.
(j)“Incentive Bonus” means a bonus opportunity awarded under Section 9 pursuant to which a Participant may become entitled to receive an amount based on satisfaction of such Performance Criteria as are specified by the Committee.
(k)“Incentive Stock Option” means a stock option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
(l)“Non-employee Director” means each person who is, or is elected to be, a member of the Board and who is not an employee of the Company or any Subsidiary.
(m)“Nonqualified Stock Option” means a stock option that is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
(n)“Option” means an Incentive Stock Option and/or a Nonqualified Stock Option granted pursuant to Section 6 of the Plan.
(o)“Participant” means any individual described in Section 3 to whom Awards have been granted from time to time by the Committee and any authorized transferee of such individual.
(p)“Performance Award” means an Award, the grant, issuance, retention, vesting or settlement of which is subject to satisfaction of one or more Performance Criteria pursuant to Section 13.
(q)“Performance Criteria” has the meaning set forth in Section 13(b).
(r)“Plan” means the Celanese Corporation Amended and Restated 2018 Global Incentive Plan as set forth herein and as the same may be further amended from time to time.
(s)“Restricted Stock” means Common Shares granted pursuant to Section 8 of the Plan.
(t)“Restricted Stock Unit” or “RSU” means an Award granted to a Participant pursuant to Section 8 pursuant to which Common Shares or cash in lieu thereof may be issued in the future.
(u)“Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 7 of the Plan that entitles the Participant to receive, in cash or Common Shares or a combination thereof, as determined by the Committee, value equal to or otherwise based on the excess of (i) the market price of a specified number of Common Shares at the time of exercise over (ii) the exercise price of the right, as established by the Committee on the date of grant.
(v)“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company where each of the corporations in the unbroken chain other than the last corporation owns stock possessing at least 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and if specifically determined by the Committee in the context other than with respect to Incentive Stock Options, may include an entity in which the Company has a significant ownership interest or that is directly or indirectly controlled by the Company.
(w)“Substitute Awards” means Awards granted or Common Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / B-3

Exhibit B
make future awards, by a corporation acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
3.Eligibility
Any person who is an officer or employee of the Company or of any Subsidiary (including any director who is also an employee, in his or her capacity as such) and any Non-employee Director shall be eligible for selection by the Committee for the grant of Awards hereunder. In addition, any service provider who has been retained to provide consulting, advisory or other services to the Company or to any Subsidiary shall be eligible for selection by the Committee for the grant of Awards hereunder. Options intending to qualify as Incentive Stock Options may only be granted to employees of the Company or any Subsidiary within the meaning of the Code, as selected by the Committee.
4.Effective Date and Termination of the Plan
This Plan, as herein amended and restated, was adopted by the Board and became effective as of April 20, 2023 (the “Effective Date”), following approval by the Company’s stockholders at the 2023 Annual Meeting. The Plan shall remain available for the grant of Awards until the tenth (10th) anniversary of the Effective Date. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Awards theretofore granted and then in effect.
5.Common Share Subject to the Plan and to Awards
(a)Aggregate Limits. The aggregate number of Common Shares issuable pursuant to all Awards under this Plan shall not exceed (i) 4,000,000 Common Shares, plus (ii) any Common Shares that were authorized for issuance under the Prior Plan that, as of the Original Effective Date, remained available for issuance under the Prior Plan (not including any Common Shares that were subject to outstanding awards under the Prior Plan or any Common Shares that were issued pursuant to awards granted under the Prior Plan), plus (iii) any Common Shares subject to outstanding awards under the Prior Plan that on or after the Original Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and non-forfeitable shares). The aggregate number of Common Shares available for grant under this Plan and the number of Common Shares subject to outstanding Awards shall be subject to adjustment as provided in Section 12. The Common Shares issued pursuant to Awards granted under this Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market; provided, however, that any such shares purchased in the open market shall not, solely as a result of such purchase, increase the number of Common Shares available for grant under this Plan.
(b)Share Counting. For purposes of this Section 5, with respect to Options or SARs, the number of Common Shares available for Awards under the Plan shall be reduced by one Common Share for each Common Share covered by such Award or to which such Award relates regardless of the actual number of Common Shares issued upon exercise or settlement. In addition, Common Shares purchased in the open market with the proceeds from Option exercises do not increase the share pool. With respect to any Awards that are granted on or after the Original Effective Date, other than Options or SARs, the number of Common Shares available for Awards under the Plan shall be reduced by 1.59 Common Shares for each Common Share covered by such Award or to which such Award relates.
(c)Lapsed Awards; Counting of Shares Used to Pay Option Price and Withholding Taxes. For purposes of this Section 5, the aggregate number of Common Shares available for Awards under this Plan at any time shall not be reduced by shares subject to Awards that have been terminated, expired unexercised, forfeited or settled in cash. However, for purposes of this Section 5, the aggregate number of Common Shares available for Awards under this Plan shall be reduced by (i) Common Shares tendered by or withheld on behalf of a Participant to pay the exercise price of an Award (including pursuant to a net exercise), and (ii) Common Shares otherwise issuable under the Award that are withheld by the Company for the payment of taxes as provided in Section 16. The full number of

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / B-4

Exhibit B
Common Shares with respect to which an SAR is granted shall count against the aggregate number of Common Shares available for issuance under the Plan.
(d)Award Limits. Subject to calculation and adjustment under Section 12, the maximum number of each type of Award (other than Incentive Bonuses) granted under this Plan during any calendar year to any one Participant shall not exceed the following number of Common Shares: (i) Options and SARs: 1,000,000 shares; and (ii) Awards of Restricted Stock and Restricted Stock Units granted as Performance Awards: 1,000,000 shares. The aggregate number of Common Shares that may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan shall not exceed 4,000,000, which number shall be calculated and adjusted pursuant to Section 12 only to the extent that such calculation or adjustment will not affect the status of any option intended to qualify as an Incentive Stock Option under Section 422 of the Code. The maximum cash amount payable pursuant to that portion of an Incentive Bonus granted in any calendar year to any Participant under this Plan shall not exceed $20,000,000.
(e)Director Compensation Limits. The maximum number of Common Shares subject to Awards granted during a single fiscal year to any Non-employee Director, taken together with any cash fees paid during the fiscal year to the Non-employee Director in respect of the Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The Board may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual Non-employee Directors, as the Board may determine in its discretion, provided that the Non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.
(f)Substitute Awards. Substitute Awards shall not reduce the Common Shares authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a corporation acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Common Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees, directors or consultants of the Company or its Subsidiaries immediately before such acquisition or combination.
6.Options
(a)Option Awards. Options may be granted to Participants at any time and from time to time prior to the termination of the Plan as determined by the Committee. No Participant shall have any rights as a stockholder with respect to any Common Shares subject to Option hereunder until said Common Shares have been issued. Each Option shall be evidenced by an Award Agreement. Options granted pursuant to the Plan need not be identical but each Option must contain and be subject to the terms and conditions set forth below.
(b)Price. The Committee shall establish the exercise price per Common Share under each Option, which in no event will be less than the Fair Market Value of the Common Shares on the date of grant; provided, however, that the exercise price per Common Share with respect to an Option that is granted in connection with a merger or other acquisition as a substitute or replacement award for options held by optionees of the acquired entity may be less than 100% of the market price of the Common Shares on the date such Option is granted if such exercise price is based on a formula set forth in the terms of the options held by such optionees or in the terms of the agreement providing for such merger or

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / B-5

Exhibit B
other acquisition. The exercise price of any Option may be paid in Common Shares, cash or a combination thereof, as determined by the Committee, including an irrevocable commitment by a broker to pay over such amount from a sale of the Common Shares issuable under an Option, the delivery of previously owned Common Shares and withholding of Common Shares deliverable upon exercise, or by any other method approved by the Committee.
(c)Provisions Applicable to Options. The date on which Options become exercisable shall be determined at the sole discretion of the Committee and set forth in an Award Agreement. Unless provided otherwise in the applicable Award Agreement, to the extent that the Committee determines that an approved leave of absence or employment on a less than full-time basis is not a termination of employment or other service, the vesting period and/or exercisability of an Option may be adjusted by the Committee during or to reflect the effects of any period during which the Participant is on an approved leave of absence or is employed on a less than full-time basis. In no event shall any Award of Options include any dividend equivalents with respect to such Award.
(d)Term of Options and Termination of Employment. The Committee shall establish the term of each Option, which in no case shall exceed a period of ten (10) years from the date of grant. Unless an Option earlier expires upon the expiration date established pursuant to the foregoing sentence or upon the termination of the Participant’s employment or other service, his or her rights to exercise an Option then held shall be determined by the Committee and set forth in an Award Agreement.
(e)Incentive Stock Options. Notwithstanding anything to the contrary in this Section 6, in the case of the grant of an Option intending to qualify as an Incentive Stock Option: (i) if the Participant owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company (a “10% Common Shareholder”), the exercise price of such Option must be at least 110 percent of the Fair Market Value of the Common Shares on the date of grant and the Option must expire within a period of not more than five (5) years from the date of grant, and (ii) termination of employment will occur when the person to whom an Award was granted ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company and its Subsidiaries. Notwithstanding anything in this Section 6 to the contrary, options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Nonqualified Stock Options) to the extent that either (a) the aggregate Fair Market Value of Common Shares (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted, or (b) such Options otherwise remain exercisable but are not exercised within three (3) months of termination of employment (or such other period of time provided in Section 422 of the Code).
7.Stock Appreciation Rights
Stock Appreciation Rights may be granted to Participants from time to time either in tandem with or as a component of other Awards granted under the Plan (“tandem SARs”) or not in conjunction with other Awards (“freestanding SARs”) and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each grant or each recipient. Any Stock Appreciation Right granted in tandem with an Award may be granted at the same time such Award is granted or at any time thereafter before exercise or expiration of such Award. All freestanding SARs shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 6 and all tandem SARs shall have the same exercise price, vesting, exercisability, forfeiture and termination provisions as the Award to which they relate. Subject to the provisions of Section 6 and the immediately preceding sentence, the Committee may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate. In no event shall any Award of Stock Appreciation Rights include any dividend equivalents with respect to such Award. Stock Appreciation Rights may be settled in Common Shares, cash or a combination thereof, as determined by the Committee and set forth in the applicable Award Agreement.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / B-6

Exhibit B
8.Restricted Stock and Restricted Stock Units
(a)Restricted Stock and Restricted Stock Unit Awards. Restricted Stock and Restricted Stock Units may be granted at any time and from time to time prior to the termination of the Plan to Participants as determined by the Committee. Restricted Stock is an award or issuance of Common Shares the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment/service or performance conditions) and terms as the Committee deems appropriate. Restricted Stock Units are Awards denominated in units of Common Shares under which the issuance of Common Shares is subject to such conditions (including continued employment/service or performance conditions) and terms as the Committee deems appropriate. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Unless determined otherwise by the Committee, each Restricted Stock Unit will be equal to one Common Share and will entitle a Participant to either the issuance of Common Shares or payment of an amount of cash determined with reference to the value of Common Shares. To the extent determined by the Committee, Restricted Stock and Restricted Stock Units may be satisfied or settled in Common Shares, cash or a combination thereof. Restricted Stock and Restricted Stock Units granted pursuant to the Plan need not be identical but each grant of Restricted Stock and Restricted Stock Units must contain and be subject to the terms and conditions set forth below.
(b)Contents of Agreement. Each Award Agreement shall contain provisions regarding (i) the number of Common Shares or Restricted Stock Units subject to such Award or a formula for determining such number, (ii) the purchase price of the Common Shares, if any, and the means of payment, (iii) the Performance Criteria, if any, and level of achievement versus these criteria that shall determine the number of Common Shares or Restricted Stock Units granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Common Shares or Restricted Stock Units as may be determined from time to time by the Committee, (v) the term of the performance period, if any, as to which performance will be measured for determining the number of such Common Shares or Restricted Stock Units, and (vi) restrictions on the transferability of the Common Shares or Restricted Stock Units. Common Shares issued under a Restricted Stock Award may be issued in the name of the Participant and held by the Participant or held by the Company, in each case as the Committee may provide.
(c)Vesting and Performance Criteria. The grant, issuance, retention, vesting and/or settlement of shares of Restricted Stock and Restricted Stock Units will occur when and in such installments as the Committee determines or under criteria the Committee establishes, which may include Performance Criteria.
(d)Discretionary Adjustments and Limits. Notwithstanding the satisfaction of any performance goals, the number of Common Shares granted, issued, retainable and/or vested under an Award of Restricted Stock or Restricted Stock Units on account of either financial performance or personal performance evaluations may, to the extent specified in the Award Agreement, be adjusted by the Committee on the basis of such further considerations as the Committee shall determine.
(e)Voting Rights. Unless otherwise determined by the Committee, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the period of restriction. Participants shall have no voting rights with respect to Common Shares underlying Restricted Stock Units unless and until such Common Shares are reflected as issued and outstanding shares on the Company’s stock ledger.
(f)Dividends and Distributions. Participants in whose name Restricted Stock is granted shall be entitled to receive all dividends and other distributions paid with respect to those Common Shares, unless determined otherwise by the Committee. The Committee will determine whether any such dividends or distributions will be automatically reinvested in additional shares of Restricted Stock and subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed or whether such dividends or distributions will be paid in cash. The Committee, in its discretion, may also grant dividend equivalents rights with respect to Restricted Stock Units as evidenced by the applicable Award Agreement. Notwithstanding any provision herein to the contrary, in no event will

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / B-7

Exhibit B
a dividend, dividend equivalent or other distribution be made with respect to an Award of Restricted Stock or Restricted Stock Units that becomes vested (i) based on the satisfaction of Performance Criteria before the date that such Performance Criteria are satisfied, or (ii) based on continued service with the Company before the applicable vesting date.
9.Incentive Bonuses
(a)General. Each Incentive Bonus Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more Performance Criteria established for a performance period of not less than one (1) year.
(b)Incentive Bonus Document. The terms of any Incentive Bonus may be set forth in an Award Agreement. Each Award Agreement evidencing an Incentive Bonus shall contain provisions regarding (i) the target and maximum amount payable to the Participant as an Incentive Bonus, (ii) the Performance Criteria and level of achievement versus these criteria that shall determine the amount of such payment, (iii) the term of the performance period as to which performance shall be measured for determining the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Incentive Bonus prior to actual payment, (vi) forfeiture provisions and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Committee.
(c)Performance Criteria. The Committee shall establish the Performance Criteria and level of achievement versus these criteria that shall determine the target and maximum amount payable under an Incentive Bonus, which criteria may be based on financial performance and/or personal performance evaluations.
(d)Timing and Form of Payment. The Committee shall determine the timing and form of payment of any Incentive Bonus. Payment of the amount due under an Incentive Bonus may be made in cash or in Common Shares, as determined by the Committee. The Committee may provide for or, subject to such terms and conditions as the Committee may specify, may permit a Participant to elect for the payment of any Incentive Bonus to be deferred to a specified date or event. In no event shall any Award of an Incentive Bonus to be settled in Common Shares include any dividend equivalents with respect to such Award.
(e)Discretionary Adjustments. Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus on account of either financial performance or personal performance evaluations may, to the extent specified in the Award Agreement, be adjusted by the Committee on the basis of such further considerations as the Committee shall determine.
10.Deferral of Gains
The Committee may, in an Award Agreement or otherwise, provide for the deferred delivery of Common Shares upon settlement, vesting or other events with respect to Restricted Stock or Restricted Stock Units, or in payment or satisfaction of an Incentive Bonus. Notwithstanding anything herein to the contrary, in no event will any deferral of the delivery of Common Shares or any other payment with respect to any Award be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of the additional tax under Section 409A(a)(1)(B) of the Code. No award shall provide for deferral of compensation that does not comply with Section 409A of the Code unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. The Company shall have no liability to a Participant or any other party if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Board.
11.Conditions and Restrictions Upon Securities Subject to Awards
The Committee may provide that the Common Shares issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / B-8

Exhibit B
agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Common Shares issued upon exercise, vesting or settlement of such Award (including the actual or constructive surrender of Common Shares already owned by the Participant) or payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resale by the Participant or other subsequent transfers by the Participant of any Common Shares issued under an Award, including without limitation (i) restrictions under an insider trading policy or pursuant to applicable law, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and holders of other Company equity compensation arrangements, (iii) restrictions as to the use of a specified brokerage firm for such resale or other transfers, and (iv) provisions requiring Common Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.
12.Adjustment of and Changes in the Stock
The number and kind of Common Shares available for issuance under this Plan (including under any Awards then outstanding), and the number and kind of Common Shares subject to the limits set forth in Section 5 of this Plan, shall be equitably adjusted by the Committee to reflect any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of Common Shares of the Company outstanding. Such adjustment may be designed to comply with Section 424 of the Code or, except as otherwise expressly provided in Section 5(c) of this Plan, may be designed to treat the Common Shares available under the Plan and subject to Awards as if they were all outstanding on the record date for such event or transaction or to increase the number of such Common Shares to reflect a deemed reinvestment in Common Shares of the amount distributed to the Company’s security holders. The terms of any outstanding Award shall also be equitably adjusted by the Committee as to price, number or kind of Common Shares subject to such Award, vesting (including Performance Criteria, if applicable) and other terms to reflect the foregoing events, which adjustments need not be uniform as between different Awards or different types of Awards.
In the event there shall be any other change in the number or kind of outstanding Common Shares, or any stock or other securities into which such Common Shares shall have been changed, or for which it shall have been exchanged, by reason of a Change in Control, other merger, consolidation or otherwise, then the Committee shall determine the appropriate and equitable adjustment to be effected. In addition, in the event of such change described in this paragraph, the Committee may accelerate the time or times at which any Award may be exercised and may provide for cancellation of such accelerated Awards that are not exercised within a time prescribed by the Committee in its sole discretion.
No right to purchase fractional shares shall result from any adjustment in Awards pursuant to this Section 12. In case of any such adjustment, the Common Shares subject to the Award shall be rounded down to the nearest whole share. The Company shall notify Participants holding Awards subject to any adjustments pursuant to this Section 12 of such adjustment, but (whether or not notice is given) such adjustment shall be effective and binding for all purposes of the Plan.
13.Performance Awards
(a)General. The Committee may establish Performance Criteria and the level of achievement versus such criteria that shall determine the number of Common Shares, units, or the amount of cash to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an Award, which criteria may be based on Performance Criteria or other standards of financial performance and/or personal performance evaluations, which Awards are referred to as “Performance Awards.” The Committee shall certify the extent to which any Performance Criteria have been satisfied and the amount payable as a result thereof, prior to payment, settlement or vesting of any Performance Award. Any such Performance Award shall be subject to the applicable individual award limits under Section 5(d). Notwithstanding satisfaction of any performance goals, the number of Common Shares issued under or the amount paid under an award may, to the extent specified in the Award

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / B-9

Exhibit B
Agreement, be adjusted by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. In no event shall any Performance Award to be settled in Common Shares include any dividend equivalents with respect to such Performance Award.
(b)Performance Criteria. For purposes of this Plan, the term “Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, segment, core or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: (i) cash flow (before or after dividends) or cash from operations, (ii) earnings, profit or income measures or earnings per share, (iii) stock price (including, but not limited to, growth measures and total stockholder return), (iv) cost control measures, expense targets, productivity and ratios thereof, (v) improvement of financial ratings, (vi) return measures (including, but not limited to, return on assets, net assets, capital, investment, invested capital, equity, sales or revenue), (vii) market share, (viii) market capitalization, (ix) economic value added, (x) debt levels or reduction or leverage (debt to capital), (xi) revenue or revenue growth, (xii) balance sheet metrics, (xiii) operating margin, profit margin or other margin metrics, (xiv) return on operating revenue or operating ratio, (xv) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships or other transactions, (xvi) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction, (xvii) operating revenue or efficiency, (xviii) bookings, (xix) backlog, (xx) customer metrics (including service, retention, profitability, satisfaction or customer contract terms), (xxi) working capital targets, (xxii) environmental, health and/or safety goals, (xxiii) strategic initiatives or sustainability metrics (including, but not limited to, corporate governance, consumer advocacy, enterprise risk management, employee development and portfolio restructuring), and/or (xxiv) such other metrics determined by the Board or the Committee for a specific award; and provided that such foregoing business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income, operating income or other recognized derivation thereof). The Committee (A) may appropriately adjust any evaluation of performance under a Performance Criteria to eliminate the effects of charges for restructurings, discontinued operations, any other unusual or infrequent items, and all items of gain, loss or expense determined to be unusual or infrequent in nature or related to the acquisition or disposal of a segment of a business or formation of a joint venture or related to a change in accounting principle all as determined in accordance with standards established by the Financial Accounting Standards Board Accounting Standards Codification 225-20, Income Statement - Unusual or Infrequently Occurring Items or other applicable or successor accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements or notes to the financial statements, and (B) may appropriately adjust any evaluation of performance under Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law or other such laws or provisions affecting reported results and (iv) accruals for reorganization and restructuring programs.
14.Transferability
Unless the Committee provides otherwise, each Award may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant other than by will or the laws of descent and distribution, and each Option or Stock Appreciation Right shall be exercisable only by the Participant during his or her lifetime; provided, however, that a Participant may transfer an Award for no consideration to the Participant’s “family members” as defined in Form S-8 under the Securities Act of 1933. In no event shall Awards be transferable for value or consideration.
15.Compliance with Laws and Regulations
This Plan, the grant, issuance, vesting, exercise and settlement of Awards hereunder, and the obligation of the Company to sell, issue or deliver Common Shares under such Awards, shall be subject to all applicable foreign, federal, state and local laws, rules and regulations, stock exchange rules and

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / B-10

Exhibit B
regulations, and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver any Common Shares prior to the completion of any registration or qualification of such shares under any foreign, federal, state or local law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. To the extent the Company is unable to or the Committee deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, the Company and its Subsidiaries shall be relieved of any liability with respect to the failure to issue or sell such Common Shares as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Common Shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the Common Shares underlying such Option is effective and current or the Company has determined that such registration is unnecessary.
16.Withholding
To the extent required by applicable federal, state, local or foreign law, a Participant shall be required to satisfy, in a manner satisfactory to the Company, any withholding tax obligations that arise by reason of an Option exercise, disposition of Common Shares issued under an Incentive Stock Option, the vesting of or settlement of an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue Common Shares, make any payment or to recognize the transfer or disposition of Common Shares until such obligations are satisfied. The Committee may provide for or permit the withholding obligations (at up to maximum statutory rates) to be satisfied through the mandatory or elective sale of Common Shares and/or by having the Company withhold a portion of the Common Shares that otherwise would be issued to a Participant upon exercise of the Option or the vesting or settlement of an Award, or by tendering Common Shares previously acquired. The Company shall also be authorized to deduct withholding taxes from a Participant’s other compensation or to make other arrangements to satisfy withholding tax obligations. The Company shall further be authorized to deduct from any payment under an Award or from a Participant’s other compensation any tax or social insurance payment imposed on the Company or Subsidiary in connection with such Award.
17.Administration of the Plan
(a)Administration by Committee. The Plan shall be administered by the Compensation Committee of the Board (howsoever denominated) or, in the absence of a Compensation Committee, or in the event the Compensation Committee is not properly constituted, by the Board itself. Any power of the Committee may also be exercised by the Board, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control. In accordance with applicable law, the Committee may by resolution authorize one or more officers or employees of the Company to perform any or all things that the Committee is authorized and empowered to do or perform under the Plan, and for all purposes under this Plan, such officer or officers, or such employee or employees, shall be treated as the Committee; provided, however, that no such officer or employee shall have the authority to grant Awards to Non-employee Directors or “executive officers” of the Company subject to Section 16 of the Exchange Act. No such officer or employee shall designate himself or herself as a recipient of any Awards granted under authority delegated to such officer. In addition, the Committee may delegate any or all aspects of the day-to-day administration of the Plan to one or more officers or employees of the Company or any Subsidiary, and/or to one or more agents.
(b)Powers of the Committee. Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of this Plan, including, without limitation: (i) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (ii) to determine which persons are Participants, to which of such Participants, if any, Awards shall be granted hereunder and the timing of any such Awards; (iii) to grant Awards to Participants and determine the terms and conditions thereof, including the number of Common Shares subject to Awards and the

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / B-11

Exhibit B
exercise or purchase price of such Common Shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment or other service, the satisfaction of Performance Criteria, the occurrence of certain events (including events which constitute a change of control), or other factors; (iv) to establish and verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; (v) to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical) and the terms of or form of any document or notice required to be delivered to the Company by Participants under this Plan; (vi) to determine the extent to which adjustments are required pursuant to Section 12; (vii) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and (viii) to make all other determinations deemed necessary or advisable for the administration of this Plan
(c)Determinations by the Committee. All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan and the terms and conditions of or operation of any Award granted hereunder, shall be final and binding on all Participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any Award. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.
18.Amendment of the Plan or Awards
(a)General. The Board may amend, alter or discontinue this Plan and the Committee may amend, or alter any agreement or other document evidencing an Award made under this Plan. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. Notwithstanding the foregoing, any amendment to Section 18(b) shall be contingent upon the approval of the Company’s stockholders. No amendment or alteration to the Plan or an Award or Award Agreement shall be made which would impair the rights of the holder of an Award, without such holder’s consent, provided that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any change of control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard.
(b)No Repricing of Options or SARs. Notwithstanding any provision herein to the contrary, without stockholder approval, except in connection with a corporate transaction involving the Company (including, without limitation, a stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction contemplated by Section 12), (i) the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs, (ii) outstanding Options or SARs may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs, and (iii) the Committee may not take any other action treated as a repricing under generally accepted accounting principles.
19.Miscellaneous
(a)No Liability of Company. The Company and any Subsidiary or affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or any other person as to: (i) the non-issuance or sale of Common Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder; and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / B-12

Exhibit B
(b)Non-Exclusivity of Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under this Plan. Further, such arrangements may be either generally applicable or applicable only in specific cases.
(c)Governing Law. This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of Delaware and applicable federal law.
(d)No Right to Employment, Reelection or Continued Service. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries and/or its affiliates to terminate any Participant’s employment, service on the Board or service for the Company at any time or for any reason not prohibited by law, nor shall this Plan or an Award itself confer upon any Participant any right to continue his or her employment or service for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, any Subsidiary and/or its affiliates.
(e)Unfunded Plan. The Plan is intended to be an unfunded plan. Participants are and shall at all times be general creditors of the Company with respect to their Awards. If the Committee or the Company chooses to set aside funds in a trust or otherwise for the payment of Awards under the Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency.
(f)Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with the provisions of laws in other countries in which the Company and its Subsidiaries operate or have employees, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which employees that are subject to the tax laws of nations other than the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of any Awards granted to employees who are employed outside the United States, and (iii) establish sub-plans, modified exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable in such foreign jurisdictions.
(g)Discretionary Nature of Benefit. The grant of Awards by the Committee is a one-time benefit and does not create any contractual or other right to receive a grant of an Award or any payment or benefit in lieu of an Award in the future. The Committee’s selection of an eligible employee to receive an Award in any year or at any time shall not require the Committee to consider or select such employee to receive an Award in any other year or at any other time. Further, the selection of an employee to receive one type of Award under the Plan does not require the Committee to select such employee to receive any other type of Award under the Plan. The Committee shall consider such factors it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. Future grants, if any, will be made at the sole discretion of the Committee, including, but not limited to, the timing of any grant, the number of shares or units awarded or the value of any such Award, vesting and exercise provisions, exercise or grant price and any and all other terms and conditions governing such Awards.
(h)Voluntary Participation. Participation in the Plan is voluntary and the value of any Award is an extraordinary item of compensation outside the scope of a Participant’s employment contract or agreement, if any. As such, the Award is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy or end of service payments or benefits, bonuses, service or long-service awards, pension and / or retirement benefits, or any similar benefits or payments.
(i)Clawbacks. All awards, amounts, or benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A Participant’s acceptance of an Award will be

Celanese 2023 / Notice of Annual Meeting and Proxy Statement / B-13

deemed to constitute the Participant’s acknowledgement of and consent to the Company’s application, implementation, and enforcement of any such policy that may apply to the Participant, whether adopted prior to or following the Effective Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Participant’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

Celanese

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (EDT) on April 19, 2023 (April 17, 2023 for participants in the Celanese Americas Retirement Savings Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CE2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. (EDT) on April 19, 2023 (April 17, 2023 for participants in the Celanese Americas Retirement Savings Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D99685-P88517-Z84514 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CELANESE CORPORATION

The Board of Directors recommends that you vote FOR all director nominees in Item 1, and FOR Items 2 and 3.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Jean S. Blackwell	☐	☐	☐
1b. William M. Brown	☐	☐	☐
1c. Edward G. Galante	☐	☐	☐
1d. Kathryn M. Hill	☐	☐	☐
1e. David F. Hoffmeister	☐	☐	☐
1f. Dr. Jay V. Ihlenfeld	☐	☐	☐
1g. Deborah J. Kissire	☐	☐	☐
1h. Michael Koenig	☐	☐	☐
1i. Kim K.W. Rucker	☐	☐	☐
1j. Lori J. Ryerkerk	☐	☐	☐

	For	**Against**	**Abstain**
2. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for 2023.	☐	☐	☐
3. Advisory approval of executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
4. Advisory approval of say on pay vote frequency.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
5. Approval of the Amended and Restated 2018 Global Incentive Plan.	☐	☐	☐

The proxies are authorized to vote, in their discretion, for a substitute should any nominee become unavailable for election and upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D99686-P88517-Z84514

PROXY AND VOTING INSTRUCTIONS CARD

The undersigned hereby constitutes and appoints Scott A. Richardson and Michael R. Sullivan, and each of them (collectively, the "Proxyholders"), his/her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of CELANESE CORPORATION (the "Company") to be held on Thursday, April 20, 2023 at 1:00 p.m. (EDT), and at any adjournments thereof (the "Meeting"), and to vote the undersigned's shares of Company Common Stock on all matters coming before the Meeting in the manner directed on the reverse side of this card. You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. **ON MATTERS FOR WHICH YOU DO NOT SPECIFY A CHOICE, THE SHARES OF COMPANY COMMON STOCK WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS; THEREFORE, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE COMPANY'S DIRECTOR NOMINEES IN ITEM 1; AND FOR ITEMS 2, 3, AND 5 AND 1 YEAR ON ITEM 4.** The Proxyholders cannot vote the shares unless you sign and return this card.

If you are a participant in the Celanese Americas Retirement Savings Plan (the "Plan") this card also constitutes voting instructions to the trustee for any shares held on your behalf under the Plan. The trustee will vote the shares as instructed. Your voting instructions must be received by April 17, 2023, to allow sufficient time for the trustee to vote the shares. If no voting instructions are provided, the trustee will vote the shares in the same proportion as shares to which voting instructions have been received, unless contrary to ERISA.

(Continued and to be signed on reverse side)